Jackson VFL Variable Life Separate Account
Formerly Valley Forge Life Insurance Company Variable Life Separate Account

December 31, 2020
With Report of Independent Registered Public Accounting Firm Thereon

Jackson VFL Variable Life Separate Account
Statements of Assets and Liabilities
December 31, 2020

	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio	Alger Mid Cap Growth Portfolio	Alger Small Cap Growth Portfolio	AllianceBernstein Growth & Income Portfolio	AllianceBernstein Large Cap Growth Portfolio	American Century VP Income & Growth Fund
Assets
Investments, at fair value	$420,771	$2,999,036	$1,956,417	$1,606,919	$526,900	$380,625	$115,834
Total assets	420,771	2,999,036	1,956,417	1,606,919	526,900	380,625	115,834

Liabilities	—	—	—	—	—	—	—
Total liabilities	—	—	—	—	—	—	—
Net assets	$420,771	$2,999,036	$1,956,417	$1,606,919	$526,900	$380,625	$115,834

Investments in Funds, shares outstanding	4,210	32,106	58,857	35,885	18,533	5,323	11,268
Investments in Funds, at cost	$327,733	$1,974,031	$1,301,263	$904,618	$495,713	$284,441	$100,593

Jackson VFL Variable Life Separate Account
Statements of Operations
For the Year Ended December 31, 2020

	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio	Alger Mid Cap Growth Portfolio	Alger Small Cap Growth Portfolio	AllianceBernstein Growth & Income Portfolio	AllianceBernstein Large Cap Growth Portfolio	American Century VP Income & Growth Fund
Investment Income
Dividends	$—	$4,267	$—	$13,410	$6,116	$—	$2,207
Expenses
Mortality, expense risk and administrative charges	1,713	10,627	6,554	5,569	2,144	1,457	683
Total expenses	1,713	10,627	6,554	5,569	2,144	1,457	683
Net investment income (loss)	(1,713)	(6,360)	(6,554)	7,841	3,972	(1,457)	1,524

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	53,743	381,482	211,437	89,968	25,162	26,375	6,117
Investments	6,562	150,103	59,388	20,191	17,380	3,325	3,257
Net change in unrealized appreciation
(depreciation) on investments	66,562	696,118	496,183	539,877	(41,735)	70,225	1,498
Net realized and unrealized gain (loss)	126,867	1,227,703	767,008	650,036	807	99,925	10,872

Net change in net assets
from operations	$125,154	$1,221,343	$760,454	$657,877	$4,779	$98,468	$12,396

See Notes to the Financial Statements.

Jackson VFL Variable Life Separate Account
Statements of Assets and Liabilities
December 31, 2020

	American Century VP Value Fund	Federated High Income Bond Fund II (Primary Shares)	Federated Managed Volatility Fund II	Federated Prime Money Fund II	Fidelity VIP Asset Manager Portfolio	Fidelity VIP Contrafund Portfolio	Fidelity VIP Equity-Income Portfolio
Assets
Investments, at fair value	$482,944	$233,647	$212,052	$866,592	$188,328	$2,611,960	$1,325,055
Total assets	482,944	233,647	212,052	866,592	188,328	2,611,960	1,325,055

Liabilities	—	—	—	—	—	—	—
Total liabilities	—	—	—	—	—	—	—
Net assets	$482,944	$233,647	$212,052	$866,592	$188,328	$2,611,960	$1,325,055

Investments in Funds, shares outstanding	43,236	36,450	19,121	866,592	11,052	54,224	55,442
Investments in Funds, at cost	$443,530	$226,545	$192,245	$866,592	$168,796	$1,772,346	$1,210,160

Jackson VFL Variable Life Separate Account
Statements of Operations
For the Year Ended December 31, 2020

	American Century VP Value Fund	Federated High Income Bond Fund II (Primary Shares)	Federated Managed Volatility Fund II	Federated Prime Money Fund II	Fidelity VIP Asset Manager Portfolio	Fidelity VIP Contrafund Portfolio	Fidelity VIP Equity-Income Portfolio
Investment Income
Dividends	$9,676	$13,843	$5,071	$1,761	$2,570	$5,710	$21,522
Expenses
Mortality, expense risk and administrative charges	1,960	1,060	957	4,152	829	10,431	5,325
Total expenses	1,960	1,060	957	4,152	829	10,431	5,325
Net investment income (loss)	7,716	12,783	4,114	(2,391)	1,741	(4,721)	16,197

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	11,731	—	—	—	2,189	11,862	54,832
Investments	4,980	(4,437)	326	—	(474)	109,665	(4,608)
Net change in unrealized appreciation
(depreciation) on investments	(30,996)	1,974	(3,215)	—	19,654	502,354	5,029
Net realized and unrealized gain (loss)	(14,285)	(2,463)	(2,889)	—	21,369	623,881	55,253

Net change in net assets
from operations	$(6,569)	$10,320	$1,225	$(2,391)	$23,110	$619,160	$71,450

See Notes to the Financial Statements.

2

Jackson VFL Variable Life Separate Account
Statements of Assets and Liabilities
December 31, 2020

	Fidelity VIP Index 500 Portfolio	First Eagle Overseas Variable Fund	Franklin Templeton Developing Markets Securities Fund	Janus Henderson Balanced Portfolio Institutional (IS)	Janus Henderson Balanced Portfolio Institutional (SS)	Janus Henderson Flex Bond Portfolio Institutional (IS)	Janus Henderson Flex Bond Portfolio Institutional (SS)
Assets
Investments, at fair value	$4,300,300	$975,150	$131,540	$699,197	$48,047	$274,570	$80,138
Total assets	4,300,300	975,150	131,540	699,197	48,047	274,570	80,138

Liabilities	—	—	—	—	—	—	—
Total liabilities	—	—	—	—	—	—	—
Net assets	$4,300,300	$975,150	$131,540	$699,197	$48,047	$274,570	$80,138

Investments in Funds, shares outstanding	11,573	38,122	11,301	16,044	1,042	21,535	5,732
Investments in Funds, at cost	$2,262,872	$999,510	$110,284	$502,867	$33,415	$257,981	$74,974

Jackson VFL Variable Life Separate Account
Statements of Operations
For the Year Ended December 31, 2020

	Fidelity VIP Index 500 Portfolio	First Eagle Overseas Variable Fund	Franklin Templeton Developing Markets Securities Fund	Janus Henderson Balanced Portfolio Institutional (IS)	Janus Henderson Balanced Portfolio Institutional (SS)	Janus Henderson Flex Bond Portfolio Institutional (IS)	Janus Henderson Flex Bond Portfolio Institutional (SS)
Investment Income
Dividends	$65,824	$24,272	$4,478	$11,447	$637	$7,822	$1,851
Expenses
Mortality, expense risk and administrative charges	17,392	4,021	501	2,882	239	1,262	341
Total expenses	17,392	4,021	501	2,882	239	1,262	341
Net investment income (loss)	48,432	20,251	3,977	8,565	398	6,560	1,510

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	12,277	42,909	2,810	9,962	628	—	—
Investments	145,897	(19,023)	5,054	13,531	198	108	23
Net change in unrealized appreciation
(depreciation) on investments	437,002	11,123	6,207	52,342	4,344	19,639	5,462
Net realized and unrealized gain (loss)	595,176	35,009	14,071	75,835	5,170	19,747	5,485

Net change in net assets
from operations	$643,608	$55,260	$18,048	$84,400	$5,568	$26,307	$6,995

See Notes to the Financial Statements.

3

Jackson VFL Variable Life Separate Account
Statements of Assets and Liabilities
December 31, 2020

	Janus Henderson Forty Portfolio Institutional (IS)	Janus Henderson Forty Portfolio Institutional (SS)	Janus Henderson Global Research Portfolio Institutional (IS)	Janus Henderson Global Research Portfolio Institutional (SS)	Janus Henderson Overseas Portfolio Institutional (IS)	Janus Henderson Overseas Portfolio Institutional (SS)	Janus Henderson Research Portfolio Institutional (IS)
Assets
Investments, at fair value	$1,502,998	$69,790	$421,109	$36,670	$244,146	$32,416	$843,348
Total assets	1,502,998	69,790	421,109	36,670	244,146	32,416	843,348

Liabilities	—	—	—	—	—	—	—
Total liabilities	—	—	—	—	—	—	—
Net assets	$1,502,998	$69,790	$421,109	$36,670	$244,146	$32,416	$843,348

Investments in Funds, shares outstanding	26,368	1,318	6,619	591	6,390	886	17,089
Investments in Funds, at cost	$1,025,971	$48,268	$251,551	$19,924	$193,657	$32,714	$566,864

Jackson VFL Variable Life Separate Account
Statements of Operations
For the Year Ended December 31, 2020

	Janus Henderson Forty Portfolio Institutional (IS)	Janus Henderson Forty Portfolio Institutional (SS)	Janus Henderson Global Research Portfolio Institutional (IS)	Janus Henderson Global Research Portfolio Institutional (SS)	Janus Henderson Overseas Portfolio Institutional (IS)	Janus Henderson Overseas Portfolio Institutional (SS)	Janus Henderson Research Portfolio Institutional (IS)
Investment Income
Dividends	$3,072	$93	$2,594	$172	$2,723	$325	$2,985
Expenses
Mortality, expense risk and administrative charges	5,441	256	1,586	164	916	119	3,322
Total expenses	5,441	256	1,586	164	916	119	3,322
Net investment income (loss)	(2,369)	(163)	1,008	8	1,807	206	(337)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	79,509	4,258	18,571	1,687	—	—	58,745
Investments	46,711	98	4,590	372	(11,757)	(352)	65,523
Net change in unrealized appreciation
(depreciation) on investments	288,595	15,142	44,933	3,830	40,548	4,468	81,034
Net realized and unrealized gain (loss)	414,815	19,498	68,094	5,889	28,791	4,116	205,302

Net change in net assets
from operations	$412,446	$19,335	$69,102	$5,897	$30,598	$4,322	$204,965

See Notes to the Financial Statements.

4

Jackson VFL Variable Life Separate Account
Statements of Assets and Liabilities
December 31, 2020

	Janus Henderson Research Portfolio Institutional (SS)	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Retirement U.S. Strategic Equity Portfolio	MFS/VIT Growth Series	MFS/VIT Investors Trust Series	MFS/VIT Research Series	MFS/VIT Total Return Series
Assets
Investments, at fair value	$22,610	$202,827	$—	$1,843,895	$620,815	$629,559	$1,028,624
Total assets	22,610	202,827	—	1,843,895	620,815	629,559	1,028,624

Liabilities	—	—	—	—	—	—	—
Total liabilities	—	—	—	—	—	—	—
Net assets	$22,610	$202,827	$—	$1,843,895	$620,815	$629,559	$1,028,624

Investments in Funds, shares outstanding	473	12,466	—	24,982	16,976	19,153	39,532
Investments in Funds, at cost	$14,509	$194,000	$—	$1,221,793	$472,789	$556,305	$889,858

Jackson VFL Variable Life Separate Account
Statements of Operations
For the Year Ended December 31, 2020

	Janus Henderson Research Portfolio Institutional (SS)	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Retirement U.S. Strategic Equity Portfolio	MFS/VIT Growth Series	MFS/VIT Investors Trust Series	MFS/VIT Research Series	MFS/VIT Total Return Series
Investment Income
Dividends	$41	$323	$—	$—	$3,412	$4,097	$21,409
Expenses
Mortality, expense risk and administrative charges	84	813	2	7,232	2,540	2,642	4,215
Total expenses	84	813	2	7,232	2,540	2,642	4,215
Net investment income (loss)	(43)	(490)	(2)	(7,232)	872	1,455	17,194

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	1,548	12,341	—	103,361	16,320	22,583	24,809
Investments	162	(5,547)	10,283	132,154	10,722	(540)	8,702
Net change in unrealized appreciation
(depreciation) on investments	3,812	2,233	(10,283)	223,113	42,904	52,955	36,607
Net realized and unrealized gain (loss)	5,522	9,027	—	458,628	69,946	74,998	70,118

Net change in net assets
from operations	$5,479	$8,537	$(2)	$451,396	$70,818	$76,453	$87,312

See Notes to the Financial Statements.

5

Jackson VFL Variable Life Separate Account
Statements of Assets and Liabilities
December 31, 2020

	MSUIF Emerging Markets Equity Portfolio	MSUIF Global Strategist Portfolio	Van Eck VIP Emerging Markets Fund	Van Eck VIP Hard Assets Fund
Assets
Investments, at fair value	$184,310	$49,555	$270,823	$127,922
Total assets	184,310	49,555	270,823	127,922

Liabilities	—	—	—	—
Total liabilities	—	—	—	—
Net assets	$184,310	$49,555	$270,823	$127,922

Investments in Funds, shares outstanding	10,395	4,509	16,034	5,690
Investments in Funds, at cost	$150,877	$46,430	$207,211	$99,809

Jackson VFL Variable Life Separate Account
Statements of Operations
For the Year Ended December 31, 2020

	MSUIF Emerging Markets Equity Portfolio	MSUIF Global Strategist Portfolio	Van Eck VIP Emerging Markets Fund	Van Eck VIP Hard Assets Fund
Investment Income
Dividends	$2,035	$621	$4,797	$926
Expenses
Mortality, expense risk and administrative charges	693	193	1,076	638
Total expenses	693	193	1,076	638
Net investment income (loss)	1,342	428	3,721	288

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from investment companies	2,470	3,177	7,205	—
Investments	684	119	15,957	(68,550)
Net change in unrealized appreciation
(depreciation) on investments	17,200	813	13,524	72,344
Net realized and unrealized gain (loss)	20,354	4,109	36,686	3,794

Net change in net assets
from operations	$21,696	$4,537	$40,407	$4,082

See Notes to the Financial Statements.

6

Jackson VFL Variable Life Separate Account
Statements of Changes in Net Assets
December 31, 2020

	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio	Alger Mid Cap Growth Portfolio	Alger Small Cap Growth Portfolio	AllianceBernstein Growth & Income Portfolio	AllianceBernstein Large Cap Growth Portfolio	American Century VP Income & Growth Fund
Operations
Net investment income (loss)	$(1,713)	$(6,360)	$(6,554)	$7,841	$3,972	$(1,457)	$1,524
Net realized gain (loss) on investments	6,562	150,103	59,388	20,191	17,380	3,325	3,257
Net realized gains on distributions	53,743	381,482	211,437	89,968	25,162	26,375	6,117
Net change in unrealized appreciation
(depreciation) on investments	66,562	696,118	496,183	539,877	(41,735)	70,225	1,498
Net change in net assets
from operations	125,154	1,221,343	760,454	657,877	4,779	98,468	12,396

Contract transactions
Purchase payments	6,527	490,824	40,460	47,843	12,005	2,920	2,173
Surrenders and terminations	(18,551)	(697,173)	(74,332)	(36,313)	(33,589)	—	—
Net transfers between Investment Divisions	(11,331)	(57,882)	(13,299)	(29,324)	8,321	(1,149)	(21,961)
Contract owner charges	(7,728)	(89,379)	(46,548)	(51,431)	(14,832)	(10,774)	(1,951)
Net change in net assets
from contract transactions	(31,083)	(353,610)	(93,719)	(69,225)	(28,095)	(9,003)	(21,739)

Net change in net assets	94,071	867,733	666,735	588,652	(23,316)	89,465	(9,343)

Net assets beginning of year	326,700	2,131,303	1,289,682	1,018,267	550,216	291,160	125,177

Net assets end of year	$420,771	$2,999,036	$1,956,417	$1,606,919	$526,900	$380,625	$115,834

Contract unit transactions
Units outstanding at beginning of year	8,339	68,201	45,547	33,295	17,490	6,953	4,181
Units issued	180	2,009	1,396	1,372	1,051	68	109
Units redeemed	(904)	(12,488)	(4,784)	(3,091)	(2,121)	(265)	(800)
Units outstanding at end of year	7,615	57,722	42,159	31,576	16,420	6,756	3,490
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$58,617	$428,681	$238,824	$191,555	$54,411	$27,885	$10,822
Proceeds from sales	$37,668	$407,171	$127,660	$162,971	$53,371	$11,967	$24,920

See Notes to the Financial Statements.

7

Jackson VFL Variable Life Separate Account
Statements of Changes in Net Assets
December 31, 2020

	American Century VP Value Fund	Federated High Income Bond Fund II (Primary Shares)	Federated Managed Volatility Fund II	Federated Prime Money Fund II	Fidelity VIP Asset Manager Portfolio	Fidelity VIP Contrafund Portfolio	Fidelity VIP Equity-Income Portfolio
Operations
Net investment income (loss)	$7,716	$12,783	$4,114	$(2,391)	$1,741	$(4,721)	$16,197
Net realized gain (loss) on investments	4,980	(4,437)	326	—	(474)	109,665	(4,608)
Net realized gains on distributions	11,731	—	—	—	2,189	11,862	54,832
Net change in unrealized appreciation
(depreciation) on investments	(30,996)	1,974	(3,215)	—	19,654	502,354	5,029
Net change in net assets
from operations	(6,569)	10,320	1,225	(2,391)	23,110	619,160	71,450

Contract transactions
Purchase payments	20,136	6,696	13,044	91,732	11,510	65,526	41,410
Surrenders and terminations	(59,940)	(11,511)	(355)	(9,810)	—	(161,448)	(64,235)
Net transfers between Investment Divisions	27,515	8,948	(1,068)	26,771	1,243	(44,966)	7,836
Contract owner charges	(15,803)	(10,672)	(9,721)	(81,543)	(6,467)	(104,033)	(55,599)
Net change in net assets
from contract transactions	(28,092)	(6,539)	1,900	27,150	6,286	(244,921)	(70,588)

Net change in net assets	(34,661)	3,781	3,125	24,759	29,396	374,239	862

Net assets beginning of year	517,605	229,866	208,927	841,833	158,932	2,237,721	1,324,193

Net assets end of year	$482,944	$233,647	$212,052	$866,592	$188,328	$2,611,960	$1,325,055

Contract unit transactions
Units outstanding at beginning of year	18,851	12,878	10,428	85,150	8,430	71,836	47,448
Units issued	2,044	1,940	709	13,234	671	2,280	2,246
Units redeemed	(3,393)	(2,362)	(600)	(10,387)	(362)	(9,640)	(4,993)
Units outstanding at end of year	17,502	12,456	10,537	87,997	8,739	64,476	44,701
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$59,682	$47,506	$16,384	$127,955	$15,065	$53,790	$119,257
Proceeds from sales	$68,324	$41,261	$10,370	$103,195	$4,846	$291,566	$118,814

See Notes to the Financial Statements.

8

Jackson VFL Variable Life Separate Account
Statements of Changes in Net Assets
December 31, 2020

	Fidelity VIP Index 500 Portfolio	First Eagle Overseas Variable Fund	Franklin Templeton Developing Markets Securities Fund	Janus Henderson Balanced Portfolio Institutional (IS)	Janus Henderson Balanced Portfolio Institutional (SS)	Janus Henderson Flex Bond Portfolio Institutional (IS)	Janus Henderson Flex Bond Portfolio Institutional (SS)
Operations
Net investment income (loss)	$48,432	$20,251	$3,977	$8,565	$398	$6,560	$1,510
Net realized gain (loss) on investments	145,897	(19,023)	5,054	13,531	198	108	23
Net realized gains on distributions	12,277	42,909	2,810	9,962	628	—	—
Net change in unrealized appreciation
(depreciation) on investments	437,002	11,123	6,207	52,342	4,344	19,639	5,462
Net change in net assets
from operations	643,608	55,260	18,048	84,400	5,568	26,307	6,995

Contract transactions
Purchase payments	104,245	10,553	5,235	17,962	1,531	13,098	2,230
Surrenders and terminations	(99,890)	(36,313)	(10,526)	(24,906)	—	(34,516)	—
Net transfers between Investment Divisions	(4,878)	20,993	1,448	(3,099)	499	(10,001)	521
Contract owner charges	(157,448)	(34,567)	(4,127)	(22,828)	(437)	(7,688)	(826)
Net change in net assets
from contract transactions	(157,971)	(39,334)	(7,970)	(32,871)	1,593	(39,107)	1,925

Net change in net assets	485,637	15,926	10,078	51,529	7,161	(12,800)	8,920

Net assets beginning of year	3,814,663	959,224	121,462	647,668	40,886	287,370	71,218

Net assets end of year	$4,300,300	$975,150	$131,540	$699,197	$48,047	$274,570	$80,138

Contract unit transactions
Units outstanding at beginning of year	110,654	55,892	8,768	27,010	1,765	21,437	5,438
Units issued	3,822	2,928	606	762	82	1,033	197
Units redeemed	(8,544)	(5,403)	(1,234)	(2,148)	(19)	(3,847)	(59)
Units outstanding at end of year	105,932	53,417	8,140	25,624	1,828	18,623	5,576
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$157,185	$110,052	$13,985	$31,810	$3,215	$18,591	$4,280
Proceeds from sales	$254,444	$86,224	$15,167	$46,152	$595	$51,136	$843

See Notes to the Financial Statements.

9

Jackson VFL Variable Life Separate Account
Statements of Changes in Net Assets
December 31, 2020

	Janus Henderson Forty Portfolio Institutional (IS)	Janus Henderson Forty Portfolio Institutional (SS)	Janus Henderson Global Research Portfolio Institutional (IS)	Janus Henderson Global Research Portfolio Institutional (SS)	Janus Henderson Overseas Portfolio Institutional (IS)	Janus Henderson Overseas Portfolio Institutional (SS)	Janus Henderson Research Portfolio Institutional (IS)
Operations
Net investment income (loss)	$(2,369)	$(163)	$1,008	$8	$1,807	$206	$(337)
Net realized gain (loss) on investments	46,711	98	4,590	372	(11,757)	(352)	65,523
Net realized gains on distributions	79,509	4,258	18,571	1,687	—	—	58,745
Net change in unrealized appreciation
(depreciation) on investments	288,595	15,142	44,933	3,830	40,548	4,468	81,034
Net change in net assets
from operations	412,446	19,335	69,102	5,897	30,598	4,322	204,965

Contract transactions
Purchase payments	25,397	1,561	14,107	240	10,426	—	26,931
Surrenders and terminations	(126,849)	—	(3,278)	—	(29,687)	—	(140,597)
Net transfers between Investment Divisions	104,862	(2)	(191)	(367)	966	—	(2,795)
Contract owner charges	(38,071)	(1,138)	(11,177)	(542)	(11,958)	(334)	(33,686)
Net change in net assets
from contract transactions	(34,661)	421	(539)	(669)	(30,253)	(334)	(150,147)

Net change in net assets	377,785	19,756	68,563	5,228	345	3,988	54,818

Net assets beginning of year	1,125,213	50,034	352,546	31,442	243,801	28,428	788,530

Net assets end of year	$1,502,998	$69,790	$421,109	$36,670	$244,146	$32,416	$843,348

Contract unit transactions
Units outstanding at beginning of year	29,008	1,319	14,767	1,359	23,312	2,780	24,008
Units issued	3,245	37	638	11	1,174	—	613
Units redeemed	(4,332)	(27)	(647)	(40)	(4,321)	(35)	(5,221)
Units outstanding at end of year	27,921	1,329	14,758	1,330	20,165	2,745	19,400
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$432,210	$5,020	$29,675	$2,065	$20,180	$325	$69,381
Proceeds from sales	$389,732	$501	$10,633	$1,034	$48,623	$451	$161,119

See Notes to the Financial Statements.

10

Jackson VFL Variable Life Separate Account
Statements of Changes in Net Assets
December 31, 2020

	Janus Henderson Research Portfolio Institutional (SS)	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Retirement U.S. Strategic Equity Portfolio	MFS/VIT Growth Series	MFS/VIT Investors Trust Series	MFS/VIT Research Series	MFS/VIT Total Return Series
Operations
Net investment income (loss)	$(43)	$(490)	$(2)	$(7,232)	$872	$1,455	$17,194
Net realized gain (loss) on investments	162	(5,547)	10,283	132,154	10,722	(540)	8,702
Net realized gains on distributions	1,548	12,341	—	103,361	16,320	22,583	24,809
Net change in unrealized appreciation
(depreciation) on investments	3,812	2,233	(10,283)	223,113	42,904	52,955	36,607
Net change in net assets
from operations	5,479	8,537	(2)	451,396	70,818	76,453	87,312

Contract transactions
Purchase payments	494	5,286	6	66,049	28,694	28,171	12,749
Surrenders and terminations	—	(22,989)	—	(190,595)	(4,433)	(86,789)	(2,042)
Net transfers between Investment Divisions	(2)	14,135	(38,923)	(10,840)	16	(19)	18,896
Contract owner charges	(301)	(9,275)	—	(69,204)	(26,797)	(21,723)	(31,743)
Net change in net assets
from contract transactions	191	(12,843)	(38,917)	(204,590)	(2,520)	(80,360)	(2,140)

Net change in net assets	5,670	(4,306)	(38,919)	246,806	68,298	(3,907)	85,172

Net assets beginning of year	16,940	207,133	38,919	1,597,089	552,517	633,466	943,452

Net assets end of year	$22,610	$202,827	$—	$1,843,895	$620,815	$629,559	$1,028,624

Contract unit transactions
Units outstanding at beginning of year	528	8,145	1,330	38,252	17,399	18,904	44,688
Units issued	15	895	—	1,552	1,035	643	1,859
Units redeemed	(9)	(1,534)	(1,330)	(6,190)	(1,183)	(3,358)	(1,977)
Units outstanding at end of year	534	7,506	—	33,614	17,251	16,189	44,570
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$2,052	$31,705	$—	$158,672	$46,954	$39,829	$76,219
Proceeds from sales	$354	$32,697	$38,919	$267,132	$32,281	$96,149	$36,355

See Notes to the Financial Statements.

11

Jackson VFL Variable Life Separate Account
Statements of Changes in Net Assets
December 31, 2020

	MSUIF Emerging Markets Equity Portfolio	MSUIF Global Strategist Portfolio	Van Eck VIP Emerging Markets Fund	Van Eck VIP Hard Assets Fund
Operations
Net investment income (loss)	$1,342	$428	$3,721	$288
Net realized gain (loss) on investments	684	119	15,957	(68,550)
Net realized gains on distributions	2,470	3,177	7,205	—
Net change in unrealized appreciation
(depreciation) on investments	17,200	813	13,524	72,344
Net change in net assets
from operations	21,696	4,537	40,407	4,082

Contract transactions
Purchase payments	6,436	3,624	8,297	5,815
Surrenders and terminations	(9,479)	—	(91,544)	(447)
Net transfers between Investment Divisions	9,321	1,173	(4,490)	(76,409)
Contract owner charges	(5,718)	(4,290)	(11,613)	(4,971)
Net change in net assets
from contract transactions	560	507	(99,350)	(76,012)

Net change in net assets	22,256	5,044	(58,943)	(71,930)

Net assets beginning of year	162,054	44,511	329,766	199,852

Net assets end of year	$184,310	$49,555	$270,823	$127,922

Contract unit transactions
Units outstanding at beginning of year	12,524	2,500	20,733	26,714
Units issued	1,332	273	921	3,275
Units redeemed	(1,351)	(252)	(7,066)	(15,569)
Units outstanding at end of year	12,505	2,521	14,588	14,420
Cost of purchases and proceeds
from sales of the Investment Divisions
Cost of purchases	$19,060	$8,205	$24,690	$221,366
Proceeds from sales	$14,684	$4,090	$113,113	$297,088

See Notes to the Financial Statements.

12

Jackson VFL Variable Life Separate Account
Statements of Changes in Net Assets
December 31, 2019

	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio	Alger Mid Cap Growth Portfolio	Alger Small Cap Growth Portfolio	AllianceBernstein Growth & Income Portfolio	AllianceBernstein Large Cap Growth Portfolio	American Century VP Income & Growth Fund
Operations
Net investment income (loss)	$(1,726)	$(9,310)	$(6,005)	$(4,456)	$2,831	$(1,239)	$1,729
Net realized gain (loss) on investments	13,604	84,555	111,752	(6,134)	23,611	5,963	1,129
Net realized gains on distributions	35,500	39,281	138,966	53,947	54,558	34,788	9,551
Net change in unrealized appreciation
(depreciation) on investments	52,318	362,798	86,311	191,427	25,715	38,277	11,157
Net change in net assets
from operations	99,696	477,324	331,024	234,784	106,715	77,789	23,566

Contract transactions
Purchase payments	11,238	242,667	—	37,209	18,474	—	2,183
Surrenders and terminations	(19,365)	(372,337)	(131,211)	(11,826)	(34,121)	(15,024)	—
Transfers between Investment Divisions	(85,374)	16,551	(16,085)	(15,805)	(1,985)	(2,608)	65
Contract owner charges	(7,946)	(83,880)	(47,148)	(47,049)	(18,305)	(12,667)	(2,060)
Net change in net assets
from contract transactions	(101,447)	(196,999)	(194,444)	(37,471)	(35,937)	(30,299)	188

Net change in net assets	(1,751)	280,325	136,580	197,313	70,778	47,490	23,754

Net assets beginning of year	328,451	1,850,978	1,153,102	820,954	479,438	243,670	101,423

Net assets end of year	$326,700	$2,131,303	$1,289,682	$1,018,267	$550,216	$291,160	$125,177

Contract unit transactions
Units outstanding at beginning of year	11,138	75,133	52,805	34,563	18,752	7,782	4,174
Units issued	332	3,192	1,801	1,668	735	129	86
Units redeemed	(3,131)	(10,124)	(9,059)	(2,936)	(1,997)	(958)	(79)
Units outstanding at end of year	8,339	68,201	45,547	33,295	17,490	6,953	4,181

See Notes to the Financial Statements.

13

Jackson VFL Variable Life Separate Account
Statements of Changes in Net Assets
December 31, 2019

	American Century VP Value Fund	Federated High Income Bond Fund II (Primary Shares)	Federated Managed Volatility Fund II	Federated Prime Money Fund II	Fidelity VIP Asset Manager Portfolio	Fidelity VIP Contrafund Portfolio	Fidelity VIP Equity-Income Portfolio
Operations
Net investment income (loss)	$7,963	$11,503	$3,201	$9,916	$1,946	$(85)	$19,301
Net realized gain (loss) on investments	18,365	135	(503)	—	(5,742)	84,957	5,774
Net realized gains on distributions	28,732	—	—	—	6,178	241,909	77,323
Net change in unrealized appreciation
(depreciation) on investments	57,397	15,994	32,122	—	22,563	238,904	184,969
Net change in net assets
from operations	112,457	27,632	34,820	9,916	24,945	565,685	287,367

Contract transactions
Purchase payments	7,524	10,391	12,836	67,124	6,515	18,319	15,506
Surrenders and terminations	(19,837)	(1,469)	(6,959)	(253,429)	(23,595)	(82,655)	(3,782)
Transfers between Investment Divisions	(10,776)	7,682	1,515	190,099	235	(60,228)	(4,538)
Contract owner charges	(17,751)	(12,568)	(11,993)	(82,986)	(6,322)	(101,747)	(59,984)
Net change in net assets
from contract transactions	(40,840)	4,036	(4,601)	(79,192)	(23,167)	(226,311)	(52,798)

Net change in net assets	71,617	31,668	30,219	(69,276)	1,778	339,374	234,569

Net assets beginning of year	445,988	198,198	178,708	911,109	157,154	1,898,347	1,089,624

Net assets end of year	$517,605	$229,866	$208,927	$841,833	$158,932	$2,237,721	$1,324,193

Contract unit transactions
Units outstanding at beginning of year	20,538	12,660	10,671	93,234	9,800	79,815	49,534
Units issued	906	1,381	801	32,809	409	2,693	1,927
Units redeemed	(2,593)	(1,163)	(1,044)	(40,893)	(1,779)	(10,672)	(4,013)
Units outstanding at end of year	18,851	12,878	10,428	85,150	8,430	71,836	47,448

See Notes to the Financial Statements.

14

Jackson VFL Variable Life Separate Account
Statements of Changes in Net Assets
December 31, 2019

	Fidelity VIP Index 500 Portfolio	First Eagle Overseas Variable Fund	Franklin Templeton Developing Markets Securities Fund	Janus Henderson Balanced Portfolio Institutional (IS)	Janus Henderson Balanced Portfolio Institutional (SS)	Janus Henderson Flex Bond Portfolio Institutional (IS)	Janus Henderson Flex Bond Portfolio Institutional (SS)
Operations
Net investment income (loss)	$52,876	$(1,392)	$575	$9,689	$405	$7,977	$1,635
Net realized gain (loss) on investments	195,574	(19,571)	4,220	65,406	269	(239)	(35)
Net realized gains on distributions	52,811	31,989	—	19,888	953	—	—
Net change in unrealized appreciation
(depreciation) on investments	636,978	137,417	20,734	45,005	5,513	15,719	4,011
Net change in net assets
from operations	938,239	148,443	25,529	139,988	7,140	23,457	5,611

Contract transactions
Purchase payments	49,293	—	—	31,120	1,607	17,940	3,594
Surrenders and terminations	(110,065)	(112,719)	(6,561)	(158,842)	—	—	—
Transfers between Investment Divisions	(63,020)	17,406	5,293	(35,400)	(310)	7	(180)
Contract owner charges	(164,510)	(35,437)	(4,292)	(30,238)	(449)	(7,312)	(878)
Net change in net assets
from contract transactions	(288,302)	(130,750)	(5,560)	(193,360)	848	10,635	2,536

Net change in net assets	649,937	17,693	19,969	(53,372)	7,988	34,092	8,147

Net assets beginning of year	3,164,726	941,531	101,493	701,040	32,898	253,278	63,071

Net assets end of year	$3,814,663	$959,224	$121,462	$647,668	$40,886	$287,370	$71,218

Contract unit transactions
Units outstanding at beginning of year	120,004	64,106	9,241	35,679	1,727	20,609	5,239
Units issued	3,960	2,745	1,133	1,437	73	1,394	282
Units redeemed	(13,310)	(10,959)	(1,606)	(10,106)	(35)	(566)	(83)
Units outstanding at end of year	110,654	55,892	8,768	27,010	1,765	21,437	5,438

See Notes to the Financial Statements.

15

Jackson VFL Variable Life Separate Account
Statements of Changes in Net Assets
December 31, 2019

	Janus Henderson Forty Portfolio Institutional (IS)	Janus Henderson Forty Portfolio Institutional (SS)	Janus Henderson Global Research Portfolio Institutional (IS)	Janus Henderson Global Research Portfolio Institutional (SS)	Janus Henderson Overseas Portfolio Institutional (IS)	Janus Henderson Overseas Portfolio Institutional (SS)	Janus Henderson Research Portfolio Institutional (IS)
Operations
Net investment income (loss)	$(3,047)	$(191)	$1,780	$96	$3,207	$356	$77
Net realized gain (loss) on investments	7,654	37	6,169	315	(3,351)	(401)	11,970
Net realized gains on distributions	80,161	3,739	19,073	1,741	—	—	73,776
Net change in unrealized appreciation
(depreciation) on investments	222,344	9,638	51,600	4,766	51,392	5,975	120,923
Net change in net assets
from operations	307,112	13,223	78,622	6,918	51,248	5,930	206,746

Contract transactions
Purchase payments	26,511	1,561	15,168	334	10,515	—	18,905
Surrenders and terminations	(19,461)	—	(1,890)	—	(1,613)	—	—
Transfers between Investment Divisions	(10,574)	—	(5,624)	(65)	1,065	—	(1,510)
Contract owner charges	(34,929)	(1,047)	(11,153)	(559)	(13,166)	(367)	(34,111)
Net change in net assets
from contract transactions	(38,453)	514	(3,499)	(290)	(3,199)	(367)	(16,716)

Net change in net assets	268,659	13,737	75,123	6,628	48,049	5,563	190,030

Net assets beginning of year	856,554	36,297	277,423	24,814	195,752	22,865	598,500

Net assets end of year	$1,125,213	$50,034	$352,546	$31,442	$243,801	$28,428	$788,530

Contract unit transactions
Units outstanding at beginning of year	30,152	1,304	14,928	1,373	23,668	2,820	24,583
Units issued	801	46	717	16	1,313	—	851
Units redeemed	(1,945)	(31)	(878)	(30)	(1,669)	(40)	(1,426)
Units outstanding at end of year	29,008	1,319	14,767	1,359	23,312	2,780	24,008

See Notes to the Financial Statements.

16

Jackson VFL Variable Life Separate Account
Statements of Changes in Net Assets
December 31, 2019

	Janus Henderson Research Portfolio Institutional (SS)	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Retirement U.S. Strategic Equity Portfolio	MFS/VIT Growth Series	MFS/VIT Investors Trust Series	MFS/VIT Research Series	MFS/VIT Total Return Series
Operations
Net investment income (loss)	$(21)	$(979)	$(332)	$(6,718)	$1,114	$1,932	$16,748
Net realized gain (loss) on investments	157	(5,683)	4,636	122,256	22,968	4,333	28,020
Net realized gains on distributions	1,596	3,781	275	129,439	30,410	59,536	23,737
Net change in unrealized appreciation
(depreciation) on investments	2,586	57,796	9,052	213,775	82,375	90,975	92,763
Net change in net assets
from operations	4,318	54,915	13,631	458,752	136,867	156,776	161,268

Contract transactions
Purchase payments	588	—	627	18,762	4,191	15,657	—
Surrenders and terminations	—	(42,116)	(24,995)	(59,965)	(10,948)	(1,014)	(65,969)
Transfers between Investment Divisions	—	1,003	(88)	(18,562)	(206)	(462)	37,863
Contract owner charges	(317)	(13,569)	(411)	(68,908)	(28,750)	(25,791)	(31,515)
Net change in net assets
from contract transactions	271	(54,682)	(24,867)	(128,673)	(35,713)	(11,610)	(59,621)

Net change in net assets	4,589	233	(11,236)	330,079	101,154	145,166	101,647

Net assets beginning of year	12,351	206,900	50,155	1,267,010	451,363	488,300	841,805

Net assets end of year	$16,940	$207,133	$38,919	$1,597,089	$552,517	$633,466	$943,452

Contract unit transactions
Units outstanding at beginning of year	518	10,521	2,228	41,734	18,611	19,284	47,783
Units issued	21	369	24	1,564	760	788	3,096
Units redeemed	(11)	(2,745)	(922)	(5,046)	(1,972)	(1,168)	(6,191)
Units outstanding at end of year	528	8,145	1,330	38,252	17,399	18,904	44,688

See Notes to the Financial Statements.

17

Jackson VFL Variable Life Separate Account
Statements of Changes in Net Assets
December 31, 2019

	MSUIF Emerging Markets Equity Portfolio	MSUIF Global Strategist Portfolio	Van Eck VIP Emerging Markets Fund	Van Eck VIP Hard Assets Fund
Operations
Net investment income (loss)	$873	$550	$30	$(835)
Net realized gain (loss) on investments	2,609	489	(1,057)	(9,994)
Net realized gains on distributions	10,101	1,666	6,954	—
Net change in unrealized appreciation
(depreciation) on investments	11,692	3,651	72,867	28,920
Net change in net assets
from operations	25,275	6,356	78,794	18,091

Contract transactions
Purchase payments	5,775	3,624	—	10,886
Surrenders and terminations	(17,105)	—	(7,166)	(3,127)
Transfers between Investment Divisions	15,920	848	2,022	27,378
Contract owner charges	(5,734)	(3,984)	(12,362)	(7,687)
Net change in net assets
from contract transactions	(1,144)	488	(17,506)	27,450

Net change in net assets	24,131	6,844	61,288	45,541

Net assets beginning of year	137,923	37,667	268,478	154,311

Net assets end of year	$162,054	$44,511	$329,766	$199,852

Contract unit transactions
Units outstanding at beginning of year	12,688	2,480	21,945	22,971
Units issued	1,931	261	843	5,217
Units redeemed	(2,095)	(241)	(2,055)	(1,474)
Units outstanding at end of year	12,524	2,500	20,733	26,714

See Notes to the Financial Statements.

18

Jackson VFL Variable Life Separate Account
Financial Highlights
December 31, 2020
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	Outstanding¥	Ratio(%)*	Value($)	Return(%)†	Expenses(%)^	Value($)	Return(%)†	Expenses(%)^
Alger Capital Appreciation Portfolio
12/31/2020	421	7,615	0.00	52.908024	40.48	0.90	55.443252	41.12	0.45
12/31/2019	327	8,339	0.00	37.662661	32.38	0.90	39.289275	32.98	0.45
12/31/2018	328	11,138	0.09	28.450000	(1.01)	0.90	29.540000	(0.55)	0.45
12/31/2017	311	10,497	0.20	28.740000	29.91	0.90	29.710000	30.49	0.45
12/31/2016	269	11,825	0.17	22.120000	(0.40)	0.90	22.770000	0.05	0.45
Alger Large Cap Growth Portfolio
12/31/2020	2,999	57,722	0.18	49.605569	65.53	0.90	51.982780	66.28	0.45
12/31/2019	2,131	68,201	0.00	29.968140	26.28	0.90	31.262664	26.86	0.45
12/31/2018	1,851	75,133	0.00	23.730000	1.28	0.90	24.640000	1.74	0.45
12/31/2017	1,960	80,915	0.00	23.430000	27.31	0.90	24.220000	27.89	0.45
12/31/2016	1,607	84,880	0.00	18.400000	(1.72)	0.90	18.940000	(1.27)	0.45
Alger Mid Cap Growth Portfolio
12/31/2020	1,956	42,159	0.00	44.286530	63.15	0.90	46.409263	63.89	0.45
12/31/2019	1,290	45,547	0.00	27.144907	29.08	0.90	28.317693	29.67	0.45
12/31/2018	1,153	52,805	0.00	21.030000	(8.28)	0.90	21.840000	(7.86)	0.45
12/31/2017	1,395	58,875	0.00	22.930000	28.63	0.90	23.700000	29.21	0.45
12/31/2016	1,190	64,887	0.00	17.830000	0.07	0.90	18.340000	0.52	0.45
Alger Small Cap Growth Portfolio
12/31/2020	1,607	31,576	1.09	50.888349	66.40	0.45	N/A	N/A	N/A
12/31/2019	1,018	33,295	0.00	30.582063	28.75	0.45	N/A	N/A	N/A
12/31/2018	821	34,563	0.00	23.750000	0.98	0.45	N/A	N/A	N/A
12/31/2017	862	36,628	0.00	22.750000	27.58	0.90	23.520000	28.15	0.45
12/31/2016	727	39,611	0.00	17.840000	5.28	0.90	18.350000	5.76	0.45
AllianceBernstein Growth & Income Portfolio
12/31/2020	527	16,420	1.30	30.636706	1.55	0.90	32.104960	2.01	0.45
12/31/2019	550	17,490	1.00	30.168926	22.50	0.90	31.471926	23.05	0.45
12/31/2018	479	18,752	0.69	24.630000	(6.70)	0.90	25.580000	(6.27)	0.45
12/31/2017	666	24,425	1.20	26.400000	17.53	0.90	27.290000	18.06	0.45
12/31/2016	583	25,248	0.83	22.460000	10.07	0.90	23.110000	10.57	0.45
AllianceBernstein Large Cap Growth Portfolio
12/31/2020	381	6,756	0.00	53.832539	33.93	0.90	56.412088	34.54	0.45
12/31/2019	291	6,953	0.00	40.194163	33.15	0.90	41.930058	33.76	0.45
12/31/2018	244	7,782	0.00	30.190000	1.40	0.90	31.350000	1.86	0.45
12/31/2017	286	9,310	0.00	29.770000	30.49	0.90	30.780000	31.08	0.45
12/31/2016	231	9,855	0.00	22.810000	1.43	0.90	23.480000	1.89	0.45
American Century VP Income & Growth Fund
12/31/2020	116	3,490	1.92	32.212633	10.80	0.90	33.756281	11.31	0.45
12/31/2019	125	4,181	2.08	29.072126	22.83	0.90	30.327682	23.39	0.45
12/31/2018	101	4,174	1.95	23.670000	(7.71)	0.90	24.580000	(7.29)	0.45
12/31/2017	89	3,409	2.40	25.650000	19.40	0.90	26.510000	19.94	0.45
12/31/2016	75	3,409	2.39	21.480000	12.46	0.90	22.100000	12.97	0.45

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund, divided by the average net assets of the Investment Division. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. For periods less than one year, ratios have not been annualized.

†

This represents the total return for the period and reflects those expenses that result in direct reductions in the accumulation unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For periods less than one year, ratios have not been annualized.

^

This represents the annualized contract expenses of the Investment Divisions of the Separate Account and includes only those expenses that are charged through a reduction in the accumulation unit values. Excluded are expenses of the underlying Funds and charges made directly to contract owner accounts through the redemption of units. As of December 31, 2020, all policyholders are in policy years 11+ and therefore the lower charge would apply.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

19

Jackson VFL Variable Life Separate Account
Financial Highlights
December 31, 2020
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	Outstanding¥	Ratio(%)*	Value($)	Return(%)†	Expenses(%)^	Value($)	Return(%)†	Expenses(%)^
American Century VP Value Fund
12/31/2020	483	17,502	2.27	26.356361	0.07	0.90	27.619601	0.52	0.45
12/31/2019	518	18,851	2.12	26.338323	25.89	0.90	27.475971	26.46	0.45
12/31/2018	446	20,538	1.64	20.920000	(9.97)	0.90	21.730000	(9.56)	0.45
12/31/2017	545	22,698	1.70	23.240000	7.77	0.90	24.020000	8.26	0.45
12/31/2016	487	21,987	1.72	21.560000	19.40	0.90	22.190000	19.94	0.45
Federated High Income Bond Fund II (Primary Shares)
12/31/2020	234	12,456	6.14	17.936064	4.64	0.90	18.795636	5.11	0.45
12/31/2019	230	12,878	5.74	17.141049	13.51	0.90	17.881373	14.03	0.45
12/31/2018	198	12,660	10.09	15.100000	(4.16)	0.90	15.680000	(3.72)	0.45
12/31/2017	361	22,184	6.50	15.760000	5.98	0.90	16.290000	6.46	0.45
12/31/2016	336	21,951	6.44	14.870000	13.79	0.90	15.300000	14.30	0.45
Federated Managed Volatility Fund II
12/31/2020	212	10,537	2.55	19.265431	0.02	0.90	20.188774	0.48	0.45
12/31/2019	209	10,428	2.12	19.260998	19.15	0.90	20.092942	19.69	0.45
12/31/2018	179	10,671	3.25	16.170000	(9.32)	0.90	16.790000	(8.91)	0.45
12/31/2017	270	14,689	3.80	17.830000	17.05	0.90	18.430000	17.58	0.45
12/31/2016	230	14,695	4.98	15.230000	6.72	0.90	15.670000	7.20	0.45
Federated Prime Money Fund II
12/31/2020	867	87,997	0.20	9.421724	(0.70)	0.90	9.873371	(0.25)	0.45
12/31/2019	842	85,150	1.62	9.487893	0.73	0.90	9.897810	1.18	0.45
12/31/2018	911	93,234	1.25	9.420000	0.33	0.90	9.780000	0.79	0.45
12/31/2017	802	82,720	0.30	9.390000	(0.59)	0.90	9.710000	(0.14)	0.45
12/31/2016	767	79,016	0.00	9.440000	(0.90)	0.90	9.720000	(0.45)	0.45
Fidelity VIP Asset Manager Portfolio
12/31/2020	188	8,739	1.58	20.687432	13.84	0.90	21.678975	14.35	0.45
12/31/2019	159	8,430	1.80	18.172861	17.18	0.90	18.957896	17.72	0.45
12/31/2018	157	9,800	1.48	15.510000	(6.21)	0.90	16.100000	(5.78)	0.45
12/31/2017	206	12,072	1.90	16.530000	13.08	0.90	17.090000	13.59	0.45
12/31/2016	183	12,191	2.19	14.620000	2.14	0.90	15.050000	2.61	0.45
Fidelity VIP Contrafund Portfolio
12/31/2020	2,612	64,476	0.25	38.660731	29.39	0.90	40.513610	29.98	0.45
12/31/2019	2,238	71,836	0.45	29.878772	30.39	0.90	31.169411	30.99	0.45
12/31/2018	1,898	79,815	0.68	22.910000	(7.22)	0.90	23.800000	(6.80)	0.45
12/31/2017	2,699	105,734	1.00	24.700000	20.78	0.90	25.530000	21.33	0.45
12/31/2016	2,303	109,470	1.02	20.450000	7.03	0.90	21.040000	7.52	0.45
Fidelity VIP Equity-Income Portfolio
12/31/2020	1,325	44,701	1.82	29.642415	6.21	0.90	0.000000	0.00	0.00
12/31/2019	1,324	47,448	2.03	26.752623	26.30	0.90	27.908191	26.87	0.45
12/31/2018	1,090	49,534	2.13	21.180000	(9.12)	0.90	22.000000	(8.71)	0.45
12/31/2017	1,369	56,796	1.70	23.310000	11.88	0.90	24.100000	12.39	0.45
12/31/2016	1,244	58,057	0.78	20.830000	16.96	0.90	21.440000	17.49	0.45

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund, divided by the average net assets of the Investment Division. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. For periods less than one year, ratios have not been annualized.

†

This represents the total return for the period and reflects those expenses that result in direct reductions in the accumulation unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For periods less than one year, ratios have not been annualized.

^

This represents the annualized contract expenses of the Investment Divisions of the Separate Account and includes only those expenses that are charged through a reduction in the accumulation unit values. Excluded are expenses of the underlying Funds and charges made directly to contract owner accounts through the redemption of units. As of December 31, 2020, all policyholders are in policy years 11+ and therefore the lower charge would apply.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

20

Jackson VFL Variable Life Separate Account
Financial Highlights
December 31, 2020
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	Outstanding¥	Ratio(%)*	Value($)	Return(%)†	Expenses(%)^	Value($)	Return(%)†	Expenses(%)^
Fidelity VIP Index 500 Portfolio
12/31/2020	4,300	105,932	1.77	38.788440	17.18	0.90	40.647216	17.71	0.45
12/31/2019	3,815	110,654	1.96	33.102919	30.17	0.90	34.532581	30.76	0.45
12/31/2018	3,165	120,004	1.75	25.430000	(5.36)	0.90	26.410000	(4.92)	0.45
12/31/2017	4,091	147,406	1.80	26.870000	20.62	0.90	27.780000	21.17	0.45
12/31/2016	3,535	154,325	1.49	22.280000	10.85	0.90	22.920000	11.36	0.45
First Eagle Overseas Variable Fund
12/31/2020	975	53,417	2.72	18.255430	6.37	0.45	N/A	N/A	N/A
12/31/2019	959	55,892	0.31	17.161919	16.85	0.45	N/A	N/A	N/A
12/31/2018	942	64,106	2.07	14.690000	(10.95)	0.45	N/A	N/A	N/A
12/31/2017	1,081	65,546	1.10	16.490000	14.06	0.45	N/A	N/A	N/A
12/31/2016	975	67,418	0.52	14.460000	4.70	0.45	N/A	N/A	N/A
Franklin Templeton Developing Markets Securities Fund
12/31/2020	132	8,140	4.03	16.159636	16.66	0.45	N/A	N/A	N/A
12/31/2019	121	8,768	0.97	13.852285	26.13	0.45	N/A	N/A	N/A
12/31/2018	101	9,241	0.89	10.980000	(16.18)	0.45	N/A	N/A	N/A
12/31/2017	124	9,494	1.00	13.100000	39.78	0.45	N/A	N/A	N/A
12/31/2016	94	10,027	0.82	9.370000	16.91	0.45	N/A	N/A	N/A
Janus Henderson Balanced Portfolio Institutional (IS)
12/31/2020	699	25,624	1.79	27.287106	13.80	0.45	N/A	N/A	N/A
12/31/2019	648	27,010	1.82	23.978758	22.04	0.45	N/A	N/A	N/A
12/31/2018	701	35,679	2.16	19.650000	0.23	0.45	N/A	N/A	N/A
12/31/2017	694	35,418	1.62	19.600000	17.90	0.45	N/A	N/A	N/A
12/31/2016	587	35,324	2.17	16.630000	4.13	0.45	N/A	N/A	N/A
Janus Henderson Balanced Portfolio Institutional (SS)
12/31/2020	48	1,828	1.52	25.367567	13.00	0.90	26.583275	13.52	0.45
12/31/2019	41	1,765	1.67	22.448549	21.17	0.90	23.418135	21.72	0.45
12/31/2018	33	1,727	1.77	18.530000	(0.48)	0.90	19.240000	(0.02)	0.45
12/31/2017	45	2,359	1.40	18.610000	17.07	0.90	19.240000	17.60	0.45
12/31/2016	38	2,352	1.96	15.900000	3.38	0.90	16.360000	3.85	0.45
Janus Henderson Flex Bond Portfolio Institutional (IS)
12/31/2020	275	18,623	2.80	14.743692	9.99	0.45	N/A	N/A	N/A
12/31/2019	287	21,437	3.37	13.405169	9.08	0.45	N/A	N/A	N/A
12/31/2018	253	20,609	3.10	12.290000	(1.45)	0.45	N/A	N/A	N/A
12/31/2017	280	22,416	2.93	12.470000	3.15	0.45	N/A	N/A	N/A
12/31/2016	294	24,348	2.82	12.090000	2.00	0.45	N/A	N/A	N/A
Janus Henderson Flex Bond Portfolio Institutional (SS)
12/31/2020	80	5,576	2.45	14.372680	9.75	0.90	0.000000	0.00	0.00
12/31/2019	71	5,438	2.88	12.553070	82.90	0.90	13.095282	8.79	0.45
12/31/2018	63	5,239	2.73	11.590000	(2.18)	0.90	12.040000	(1.73)	0.45
12/31/2017	61	4,944	2.48	11.850000	2.43	0.90	12.250000	2.89	0.45
12/31/2016	63	5,293	2.44	11.570000	1.30	0.90	11.910000	1.76	0.45

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund, divided by the average net assets of the Investment Division. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. For periods less than one year, ratios have not been annualized.

†

This represents the total return for the period and reflects those expenses that result in direct reductions in the accumulation unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For periods less than one year, ratios have not been annualized.

^

This represents the annualized contract expenses of the Investment Divisions of the Separate Account and includes only those expenses that are charged through a reduction in the accumulation unit values. Excluded are expenses of the underlying Funds and charges made directly to contract owner accounts through the redemption of units. As of December 31, 2020, all policyholders are in policy years 11+ and therefore the lower charge would apply.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

21

Jackson VFL Variable Life Separate Account
Financial Highlights
December 31, 2020
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	Outstanding¥	Ratio(%)*	Value($)	Return(%)†	Expenses(%)^	Value($)	Return(%)†	Expenses(%)^
Janus Henderson Forty Portfolio Institutional (IS)
12/31/2020	1,503	27,921	0.26	53.826549	38.77	0.45	N/A	N/A	N/A
12/31/2019	1,125	29,008	0.15	38.787555	36.54	0.45	N/A	N/A	N/A
12/31/2018	857	30,152	0.00	28.410000	1.52	0.45	N/A	N/A	N/A
12/31/2017	885	31,633	0.00	27.980000	29.73	0.45	N/A	N/A	N/A
12/31/2016	736	34,125	0.00	21.570000	1.74	0.45	N/A	N/A	N/A
Janus Henderson Forty Portfolio Institutional (SS)
12/31/2020	70	1,329	0.16	52.446786	38.41	0.45	N/A	N/A	N/A
12/31/2019	50	1,319	0.02	37.892726	36.24	0.45	N/A	N/A	N/A
12/31/2018	36	1,304	0.00	27.810000	1.26	0.45	N/A	N/A	N/A
12/31/2017	35	1,284	0.00	27.470000	29.41	0.45	N/A	N/A	N/A
12/31/2016	27	1,258	0.00	21.230000	1.48	0.45	N/A	N/A	N/A
Janus Henderson Global Research Portfolio Institutional (IS)
12/31/2020	421	14,758	0.74	28.532041	19.52	0.45	N/A	N/A	N/A
12/31/2019	353	14,767	1.01	23.872188	28.46	0.45	N/A	N/A	N/A
12/31/2018	277	14,928	1.14	18.580000	(7.29)	0.45	N/A	N/A	N/A
12/31/2017	302	15,060	0.82	20.040000	26.46	0.45	N/A	N/A	N/A
12/31/2016	256	16,136	1.08	15.850000	1.61	0.45	N/A	N/A	N/A
Janus Henderson Global Research Portfolio Institutional (SS)
12/31/2020	37	1,330	0.56	26.527550	18.68	0.90	27.799202	19.22	0.45
12/31/2019	31	1,359	0.87	22.351271	27.56	0.90	23.316938	28.13	0.45
12/31/2018	25	1,373	0.98	17.520000	(7.92)	0.90	18.200000	(7.50)	0.45
12/31/2017	27	1,388	0.69	19.030000	25.55	0.90	19.670000	26.11	0.45
12/31/2016	22	1,414	0.93	15.160000	0.90	0.90	15.600000	1.36	0.45
Janus Henderson Overseas Portfolio Institutional (IS)
12/31/2020	244	20,165	1.34	12.107663	15.77	0.45	N/A	N/A	N/A
12/31/2019	244	23,312	1.93	10.458069	26.45	0.45	N/A	N/A	N/A
12/31/2018	196	23,668	1.59	8.270000	(15.33)	0.45	N/A	N/A	N/A
12/31/2017	301	30,852	1.66	9.770000	30.53	0.45	N/A	N/A	N/A
12/31/2016	250	33,374	0.54	7.480000	(6.87)	0.45	N/A	N/A	N/A
Janus Henderson Overseas Portfolio Institutional (SS)
12/31/2020	32	2,745	1.23	22.312060	14.98	0.90	11.802484	15.50	0.45
12/31/2019	28	2,780	1.85	10.218573	25.57	0.90	19.405423	26.14	0.45
12/31/2018	23	2,820	1.67	8.100000	(15.90)	0.90	15.450000	(15.52)	0.45
12/31/2017	27	2,863	1.59	9.590000	29.63	0.90	18.380000	30.22	0.45
12/31/2016	21	2,911	0.39	7.360000	(7.13)	0.45	N/A	N/A	N/A
Janus Henderson Research Portfolio Institutional (IS)
12/31/2020	843	19,400	0.41	43.471681	32.36	0.45	N/A	N/A	N/A
12/31/2019	789	24,008	0.46	32.844621	34.91	0.45	N/A	N/A	N/A
12/31/2018	599	24,583	0.51	24.350000	(3.02)	0.45	N/A	N/A	N/A
12/31/2017	800	31,883	0.39	25.100000	27.31	0.45	N/A	N/A	N/A
12/31/2016	648	32,873	4.66	19.410000	(0.18)	0.90	19.410000	(0.18)	0.45

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund, divided by the average net assets of the Investment Division. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. For periods less than one year, ratios have not been annualized.

†

This represents the total return for the period and reflects those expenses that result in direct reductions in the accumulation unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For periods less than one year, ratios have not been annualized.

^

This represents the annualized contract expenses of the Investment Divisions of the Separate Account and includes only those expenses that are charged through a reduction in the accumulation unit values. Excluded are expenses of the underlying Funds and charges made directly to contract owner accounts through the redemption of units. As of December 31, 2020, all policyholders are in policy years 11+ and therefore the lower charge would apply.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

22

Jackson VFL Variable Life Separate Account
Financial Highlights
December 31, 2020
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	Outstanding¥	Ratio(%)*	Value($)	Return(%)†	Expenses(%)^	Value($)	Return(%)†	Expenses(%)^
Janus Henderson Research Portfolio Institutional (SS)
12/31/2020	23	534	0.22	42.355964	31.98	0.45	N/A	N/A	N/A
12/31/2019	17	528	0.31	32.093014	34.62	0.45	N/A	N/A	N/A
12/31/2018	12	518	0.36	23.840000	(3.28)	0.45	N/A	N/A	N/A
12/31/2017	13	510	0.25	24.650000	26.98	0.45	N/A	N/A	N/A
12/31/2016	10	500	4.66	19.720000	0.05	0.90	19.720000	0.05	0.45
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
12/31/2020	203	7,506	0.18	25.808543	5.80	0.90	27.045667	6.28	0.45
12/31/2019	207	8,145	0.00	24.392853	28.76	0.90	25.446633	29.34	0.45
12/31/2018	207	10,521	0.01	18.940000	(14.02)	0.90	19.670000	(13.63)	0.45
12/31/2017	349	15,348	0.36	22.040000	12.92	0.90	22.780000	13.43	0.45
12/31/2016	324	16,143	0.00	19.510000	14.74	0.90	20.080000	15.26	0.45
Lazard Retirement U.S. Strategic Equity Portfolio
12/31/2020	—	—	0.00	0.000000	0.00	0.00	0.000000	0.00	0.00
12/31/2019	39	1,330	0.01	28.831201	31.05	0.90	30.076451	31.64	0.45
12/31/2018	50	2,228	0.76	22.000000	(4.19)	0.90	22.850000	(3.75)	0.45
12/31/2017	51	2,158	1.63	22.960000	17.04	0.90	23.740000	17.57	0.45
12/31/2016	44	2,188	0.11	19.620000	8.44	0.90	20.190000	8.93	0.45
MFS/VIT Growth Series
12/31/2020	1,844	33,614	0.00	81.240166	30.67	0.90	54.808921	31.26	0.45
12/31/2019	1,597	38,252	0.00	40.026253	36.91	0.90	41.754934	37.53	0.45
12/31/2018	1,267	41,734	0.09	29.240000	1.74	0.90	30.360000	2.20	0.45
12/31/2017	1,650	55,560	0.10	28.740000	30.23	0.90	29.710000	30.81	0.45
12/31/2016	1,321	58,186	0.04	22.070000	1.52	0.90	22.710000	1.98	0.45
MFS/VIT Investors Trust Series
12/31/2020	621	17,251	0.64	34.429867	12.84	0.90	36.079952	13.36	0.45
12/31/2019	553	17,399	0.69	30.511068	30.40	0.90	31.828902	30.99	0.45
12/31/2018	451	18,611	0.63	23.400000	(6.34)	0.90	24.300000	(5.92)	0.45
12/31/2017	512	19,862	0.71	24.980000	22.24	0.90	25.830000	22.79	0.45
12/31/2016	451	21,466	0.85	20.440000	7.61	0.90	21.030000	8.10	0.45
MFS/VIT Research Series
12/31/2020	630	16,189	0.71	37.137147	15.54	0.90	38.916884	16.07	0.45
12/31/2019	633	18,904	0.79	32.141057	31.75	0.90	33.529233	32.35	0.45
12/31/2018	488	19,284	0.67	24.400000	(5.23)	0.90	25.330000	(4.80)	0.45
12/31/2017	898	33,747	1.36	25.740000	22.26	0.90	26.610000	22.81	0.45
12/31/2016	750	34,621	0.79	21.060000	7.76	0.90	21.670000	8.25	0.45
MFS/VIT Total Return Series
12/31/2020	1,029	44,570	2.30	22.029433	8.82	0.90	23.085222	9.32	0.45
12/31/2019	943	44,688	2.30	20.243008	19.30	0.90	21.117368	19.84	0.45
12/31/2018	842	47,783	2.22	16.970000	(6.47)	0.90	17.620000	(6.04)	0.45
12/31/2017	1,036	55,275	2.36	18.140000	11.29	0.90	18.750000	11.79	0.45
12/31/2016	946	56,423	2.88	16.300000	8.11	0.90	16.770000	8.60	0.45

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund, divided by the average net assets of the Investment Division. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. For periods less than one year, ratios have not been annualized.

†

This represents the total return for the period and reflects those expenses that result in direct reductions in the accumulation unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For periods less than one year, ratios have not been annualized.

^

This represents the annualized contract expenses of the Investment Divisions of the Separate Account and includes only those expenses that are charged through a reduction in the accumulation unit values. Excluded are expenses of the underlying Funds and charges made directly to contract owner accounts through the redemption of units. As of December 31, 2020, all policyholders are in policy years 11+ and therefore the lower charge would apply.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

23

Jackson VFL Variable Life Separate Account
Financial Highlights
December 31, 2020
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	Outstanding¥	Ratio(%)*	Value($)	Return(%)†	Expenses(%)^	Value($)	Return(%)†	Expenses(%)^
MSUIF Emerging Markets Equity Portfolio
12/31/2020	184	12,505	1.35	14.076823	13.41	0.90	14.751728	13.92	0.45
12/31/2019	162	12,524	1.03	12.412396	18.51	0.90	12.948732	19.05	0.45
12/31/2018	138	12,688	0.46	10.470000	(18.21)	0.90	10.880000	(18.21)	0.45
12/31/2017	172	13,008	0.75	12.810000	33.85	0.90	13.240000	34.46	0.45
12/31/2016	128	12,986	0.50	9.570000	5.78	0.90	9.850000	6.26	0.45
MSUIF Global Strategist Portfolio
12/31/2020	50	2,521	1.45	19.663662	10.42	0.45	N/A	N/A	N/A
12/31/2019	45	2,500	1.83	17.808454	17.24	0.45	N/A	N/A	N/A
12/31/2018	38	2,480	1.17	15.190000	(6.93)	0.45	N/A	N/A	N/A
12/31/2017	44	2,691	1.13	16.320000	15.59	0.45	N/A	N/A	N/A
12/31/2016	36	2,550	0.00	14.120000	5.10	0.45	N/A	N/A	N/A
Van Eck VIP Emerging Markets Fund
12/31/2020	271	14,588	2.01	18.564706	16.72	0.45	N/A	N/A	N/A
12/31/2019	330	20,733	0.46	15.905059	30.01	0.45	N/A	N/A	N/A
12/31/2018	268	21,945	0.32	12.230000	(23.83)	0.45	N/A	N/A	N/A
12/31/2017	430	26,742	0.42	16.060000	50.36	0.45	N/A	N/A	N/A
12/31/2016	298	27,853	0.46	10.680000	(0.35)	0.45	N/A	N/A	N/A
Van Eck VIP Hard Assets Fund
12/31/2020	128	14,420	0.66	8.870498	18.58	0.45	N/A	N/A	N/A
12/31/2019	200	26,714	0.00	7.480883	11.37	0.45	N/A	N/A	N/A
12/31/2018	154	22,971	0.00	6.720000	(28.60)	0.45	N/A	N/A	N/A
12/31/2017	209	22,184	0.00	9.410000	(2.14)	0.45	N/A	N/A	N/A
12/31/2016	196	20,366	0.39	9.610000	43.06	0.45	N/A	N/A	N/A

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund, divided by the average net assets of the Investment Division. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. For periods less than one year, ratios have not been annualized.

†

This represents the total return for the period and reflects those expenses that result in direct reductions in the accumulation unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For periods less than one year, ratios have not been annualized.

^

This represents the annualized contract expenses of the Investment Divisions of the Separate Account and includes only those expenses that are charged through a reduction in the accumulation unit values. Excluded are expenses of the underlying Funds and charges made directly to contract owner accounts through the redemption of units. As of December 31, 2020, all policyholders are in policy years 11+ and therefore the lower charge would apply.

¥	Some investments have a net asset and ending unit balance of less than one thousand, due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

24

Jackson VFL Variable Life Separate Account

Notes to Financial Statements

December 31, 2020

NOTE 1. Organization

The Jackson VFL Variable Life Separate Account (the “Separate Account”), a unit investment trust registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 as amended, (“1940 Act”) is a separate investment account of Jackson National Life Insurance Company (“Jackson”). On September 4, 2012, Jackson acquired Reassure America Life Insurance Company (“Realic”) as an indirect wholly-owned subsidiary. Following the acquisition and effective December 31, 2012, Realic merged with and into Jackson. The Separate Account was established on October 18, 1995, and began operations on February 24, 1997. The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board “FASB” Accounting Standards Codification (ASC) Topic 946 Financial Services – Investment Companies.

The Separate Account contains thirty-nine (39) Investment Divisions as of December 31, 2020. These Investment Divisions each invest in the following mutual funds (collectively, the “Funds”) in which the contract owners bear all of the investment risk. Each Fund is either an open-end diversified management investment company or a separate investment sub-account of such a company and is managed by an investment advisor ("Investment Advisor") which is registered with the SEC. The Investment Advisors and Funds are as follows:

INVESTMENT ADVISOR:	INVESTMENT ADVISOR:	INVESTMENT ADVISOR:
Fund	Fund	Fund
FRED ALGER MANAGEMENT, INC.:	FIDELITY MANAGEMENT & RESEARCH COMPANY:	MASSACHUSETTS FINANCIAL SERVICES COMPANY:

Alger Capital Appreciation Portfolio	Fidelity VIP Asset Manager Portfolio	MFS/VIT Growth Series
Alger Large Cap Growth Portfolio	Fidelity VIP Contrafund Portfolio	MFS/VIT Investors Trust Series
Alger Mid Cap Growth Portfolio	Fidelity VIP Equity-Income Portfolio	MFS/VIT Research Series
Alger Small Cap Growth Portfolio	Fidelity VIP Index 500 Portfolio	MFS/VIT Total Return Series

ALLIANCEBERNSTEIN CAPITAL MANAGEMENT, L.P.:	FIRST EAGLE INVESTMENT MANAGEMENT LLC:	MORGAN STANLEY MANAGEMENT:

AllianceBernstein Growth & Income Portfolio	First Eagle Overseas Variable Fund	MSUIF Emerging Markets Equity Portfolio
AllianceBernstein Large Cap Growth Portfolio		MSUIF Global Strategist Portfolio

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC:	JANUS CAPITAL MANAGEMENT LLC:	TEMPLETON ASSET MANAGEMENT, LTD.:
	Janus Henderson Balanced Portfolio Institutional*	Franklin Templeton Developing Markets Securities Fund
American Century VP Income & Growth Fund	Janus Henderson Flex Bond Portfolio Institutional*
American Century VP Value Fund	Janus Henderson Forty Portfolio Institutional*	VAN ECK ASSOCIATES CORPORATION:
Janus Henderson Global Research Portfolio Institutional*
FEDERATED INVESTMENT MANAGEMENT COMPANY:	Janus Henderson Overseas Portfolio Institutional*	Van Eck VIP Emerging Markets Fund
	Janus Henderson Research Portfolio Institutional*	Van Eck VIP Hard Assets Fund
Federated High Income Bond Fund II (Primary Shares)
Federated Managed Volatility Fund II	LAZARD ASSET MANAGEMENT LLC:
Federated Prime Money Fund II
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
Lazard Retirement U.S. Strategic Equity Portfolio

* For the Janus Henderson Funds the Investment Divisions invests in both institutional shares (IS) and service shares (SS) of the Fund.

As of 2002, variable life contracts are no longer offered for sale. However, the Separate Account continues to accept new purchase payments and process transactions for existing contracts, including the Life Dimensions Variable Universal Life Series (collectively the, “Contracts”). Under the terms of the Contracts, contract owners select where the net purchase payments of the Contracts are invested. The contract owner may choose to invest in either Fixed Account I, Fixed Account II (collectively, the “Fixed Accounts”) or the Separate Account, or both the Separate Account and the Fixed Accounts.

The Fixed Account I, which is part of the General Account, offers a guaranteed fixed interest rate. The Fixed Account II, which is segregated from the General Account, offers various interest rates and time periods. The Fixed Accounts have not been registered under the Securities Act of 1933 nor have the Fixed Accounts been registered as an investment company under the 1940 Act. The accompanying financial statements do not reflect amounts invested in the Fixed Accounts.

The Separate Account is a separate investment account of Jackson. Its assets legally belong to Jackson and the obligations under the contracts are the obligation of Jackson, but are clearly identified and distinguished from Jackson's other assets and liabilities. The contract assets in the Separate Account are not chargeable with liabilities arising out of any other business Jackson may conduct. The contract owner may transfer all or part of any Investment Divisions’ value to another Investment Division(s) or to the Fixed Accounts, or transfer all or part of amounts in the Fixed Accounts to any Investment Division(s) (before the maturity date, while the contract owner is still living or the contract is in force).

NOTE 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

25

Jackson VFL Variable Life Separate Account

Notes to Financial Statements

December 31, 2020

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investments. The Separate Account’s Investment Divisions’ investments in the corresponding Funds are stated at the closing net asset value (“NAV”) of the respective Fund, which estimates fair value. The specific identification method is used in determining the cost of the shares sold on withdrawals by the Investment Divisions of the Separate Account. Investments in the Funds are recorded on trade date for financial reporting purposes. Realized gain distributions and dividend income distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as gain or income to the Investment Divisions of the Separate Account on the ex-dividend date.

Federal Income Taxes. The operations of the Separate Account are taxed as part of the operations of Jackson, which is taxed as a “life insurance company” under the provisions of the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account. Therefore, no federal income tax provision is required. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

FASB ASC Topic 820, “Fair Value Measurement”. As of December 31, 2020, all of the Separate Account’s Investment Divisions’ investment in each of the corresponding Funds are valued at the daily reported net asset value (“NAV”) of the applicable underlying Fund. Investments in the underlying Funds are categorized as Level 1 within FASB ASC Topic 820 fair value hierarchy. On each valuation date, the NAV of each corresponding Fund is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (generally, 4:00 PM Eastern Time). The characterization of the underlying securities held by the Funds in accordance with FASB ASC Topic 820 differs from the characterization of the Separate Account’s Investment Divisions’ investment in the corresponding Funds. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

NOTE 3. Charges and Deductions

Jackson deducts charges and other expenses associated with the Contracts that reduce the return of the Investment Divisions’ investments in the Contracts. These deductions are outlined below.

Contract	Monthly Contract Fee[a]	Face Amount Increase Fee	Daily Expense Charge	Sales Charge[b]
Dimension One	$26/month – year 1 $6/month – years 2+	$10/month for the 1 year period following the change	0.90% of assets – years 1-10 0.45% of assets – years 11+	7.5% up to sales target premium paid – years 1-10 5.5% up to sales target premium paid – years 11+ 3.5% on excess premium paid – all years
Dimension Two	None	Not Permitted	1.50% of assets – years 1-10 0.90% of assets – years 11+	None
Dimension Four	None	$10/month for the 1 year period following the change	0.90% of assets – years 1-10 0.45% of assets – years 11+	4% of all premiums

a Contract fees are recognized as a redemption of units.

b Sales charges are assessed by and payable to Jackson from the amount invested.

Jackson permits 12 transfers between and among the Investment Divisions within the Separate Account per contract year without an assessment of a fee. For each additional transfer, Jackson charges $25 at the time each such transfer is processed. The fee is deducted from the amount being transferred.

Jackson and its affiliates may receive fees from the Funds or their Investment Advisors, administrators and distributors for providing distribution, administrative or other services to the Funds.

Jackson may deduct a cost of insurance charge to compensate for the cost of providing life insurance for the contract owner. Such cost is determined based on a predetermined calculation set forth in the variable annuity contract.

Contract owners may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar contract (fixed account) maintained in the accounts of Jackson. These transfers are the result of the contract owner executing fund exchanges. Fund exchanges from the Separate Account to the fixed account are included in surrenders and terminations, and fund exchanges from the fixed account to the Separate Account are included in purchase payments, as applicable, on the accompanying Statements of Changes in Net Assets.

NOTE 4. Subsequent Events

Management evaluated subsequent events for the Separate Account through the date the financial statements are issued, and has concluded there are no events that require financial statement disclosure or adjustments to the financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Jackson National Life Insurance Company and Contract Owners of Jackson VFL Variable Life Separate Account:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Investment Divisions listed in the Appendix that comprise the Jackson VFL Variable Life Separate Account (the Separate Account) as of December 31, 2020, the related statements of operations for the year then ended, changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each Investment Division as of December 31, 2020, the results of their operations for the year then ended, changes in their net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2020, by correspondence with the transfer agent of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Jackson National Life Insurance Company’s Separate Accounts since 1999.

Chicago, Illinois
March 29, 2021

Appendix

Alger Capital Appreciation Portfolio
Alger Large Cap Growth Portfolio
Alger Mid Cap Growth Portfolio
Alger Small Cap Growth Portfolio
AllianceBernstein Growth & Income Portfolio
AllianceBernstein Large Cap Growth Portfolio
American Century VP Income & Growth Fund
American Century VP Value Fund
Federated High Income Bond Fund II (Primary Shares)
Federated Managed Volatility Fund II
Federated Prime Money Fund II
Fidelity VIP Asset Manager Portfolio
Fidelity VIP Contrafund Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Index 500 Portfolio
First Eagle Overseas Variable Fund
Franklin Templeton Developing Markets Securities Fund
Janus Henderson Balanced Portfolio Institutional (IS)
Janus Henderson Balanced Portfolio Institutional (SS)
Janus Henderson Flex Bond Portfolio Institutional (IS)
Janus Henderson Flex Bond Portfolio Institutional (SS)
Janus Henderson Forty Portfolio Institutional (IS)
Janus Henderson Forty Portfolio Institutional (SS)
Janus Henderson Global Research Portfolio Institutional (IS)
Janus Henderson Global Research Portfolio Institutional (SS)
Janus Henderson Overseas Portfolio Institutional (IS)
Janus Henderson Overseas Portfolio Institutional (SS)
Janus Henderson Research Portfolio Institutional (IS)
Janus Henderson Research Portfolio Institutional (SS)
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
Lazard Retirement U.S. Strategic Equity Portfolio
MFS/VIT Growth Series
MFS/VIT Investors Trust Series
MFS/VIT Research Series
MFS/VIT Total Return Series
MSUIF Emerging Markets Equity Portfolio
MSUIF Global Strategist Portfolio
Van Eck VIP Emerging Markets Fund
Van Eck VIP Hard Assets Fund

JACKSON
NATIONAL LIFE INSURANCE COMPANY

Jackson National Life Insurance Company and Subsidiaries

Consolidated Financial Statements (Amended)

December 31, 2020 and 2019

Report of Independent Registered Public Accounting Firm

To the Stockholder and Board of Directors
Jackson National Life Insurance Company and Subsidiaries:

Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated balance sheets of Jackson National Life Insurance Company and Subsidiaries (the Company) as of December 31, 2020 and 2019, the related consolidated income statements, and statements of comprehensive income, equity, and cash flows for each of the years in the three-year period ended December 31, 2020, and the related notes and supplemental schedules I, III, IV, and V (collectively, the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Correction of Misstatements

As discussed in Note 2 to the consolidated financial statements, the 2020, 2019, and 2018 consolidated financial statements have been restated to correct misstatements.

Change in Accounting Principle

As discussed in Note 3 to the consolidated financial statements, the Company has changed its method of accounting for the recognition and measurement of credit losses as of January 1, 2020 due to the adoption of ASU 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments.

Basis for Opinion
These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the consolidated financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Liability for future policy benefits for certain variable annuity guarantees

Variable annuity contracts issued by the Company offer guaranteed minimum death benefits (GMDBs) and guaranteed minimum withdrawal benefits (GMWBs). The liability for the non-life contingent component of GMWBs is considered an embedded derivative and reported at fair value. The liability for GMDBs is measured in accordance with the measurement guidance for death and other insurance benefits. As of December 31, 2020, the liability for the non-life contingent component of GMWBs was estimated to be $5.6 billion and the liability for GMDBs was estimated to be $1.4 billion. These liabilities are reported within reserves for future policy benefits and claims payable in the Company’s consolidated balance sheets. As described in Notes 3, 7, and 10 to the consolidated financial statements, the Company estimates the liabilities for the GMDBs and non-life contingent component of the GMWBs using subjective judgments related to capital market assumptions, as well as actuarially determined assumptions related to expectations of future policyholder behavior. The Company regularly evaluates and updates these assumptions, causing adjustment to the estimated liability, if actual experience or other evidence suggests that earlier assumptions should be revised.

We identified the evaluation of certain assumptions used to estimate the value of these liabilities as a critical audit matter. Due the significant measurement uncertainty, this evaluation involved subjective auditor judgment and required specialized skills and knowledge related to the assumptions for mortality, benefit utilization, lapse, and discount rates (for non-life contingent GMWB liabilities) and mortality, lapse, fund performance, and discount rates (for GMDB liabilities).

The following are the primary procedures we performed to address this critical audit matter. With the assistance of actuarial professionals with specialized skills and industry knowledge, we evaluated the design and tested the operating effectiveness of certain internal controls over the Company’s development and selection of assumptions used in the estimation of these liabilities. We involved actuarial professionals with specialized skills and industry knowledge, who assisted in:

•evaluating the appropriateness, and consistency with prior periods, of the Company’s methodology for selecting capital market and policyholder behavior assumptions

•comparing the selected assumptions with the Company’s emerging experience or market trends and evaluating the reasonableness of selected assumptions where deviations from Company experience or market trends were identified

•testing the application of the Company’s estimation methodology and confirming the use of selected assumptions by recalculating the estimated reserve for a selection of policies and comparing the results to the Company’s estimates.

Amortization of deferred acquisition costs

For the year ended December 31, 2020, the Company reported amortization of deferred acquisition costs (DAC) of $0.5 billion. A substantial portion of this amortization and the unamortized DAC balance as of December 31, 2020, relates to variable annuity contracts, including contracts with guaranteed benefit riders, which is amortized into income in proportion to estimated gross profits of the relevant contracts. As discussed in Note 3 to the consolidated financial statements, assumptions impacting estimated future gross profits used in the calculation of the amortization of deferred acquisition costs include but are not limited to policyholder behavior assumptions, mortality rates, investment returns and projected hedging costs. The Company regularly evaluates and updates these assumptions, causing adjustments to the estimated gross profits, if actual experience or other evidence suggests that earlier assumptions should be revised.

We identified the evaluation of certain assumptions used to estimate gross profits used in the amortization of DAC as a critical audit matter. Specifically, a high degree of subjective auditor judgment, as well as specialized skills and industry knowledge, were required in evaluating the appropriateness of certain assumptions, including mortality, lapse, benefit utilization rates, investment returns, and projected hedging costs.

The following are the primary procedures we performed to address this critical audit matter. With the assistance of professionals with specialized skills and industry knowledge, we evaluated the design and implementation and tested the operating effectiveness of certain internal controls over the Company’s process for the development and selection of the assumptions used to estimate future gross profits. We involved professionals with specialized skills and industry knowledge, who assisted in:

•evaluating the appropriateness, and consistency with prior periods, of the Company’s methodology for selecting these assumptions

•comparing each of the selected assumptions with the Company’s emerging experience or market trends and evaluating the reasonableness of selected assumptions where deviations from Company experience or market trends were identified

•testing the application of the Company’s estimation methodology and confirming the use of selected assumptions by recalculating the estimates of future gross profits for a selection of policies and comparing the results to the Company’s estimates.

/s/ KPMG LLP

We have served as the Company’s auditor since 1999.

Dallas, Texas
April 12, 2021, except for Note 2, and the correspondingly impacted portions of Notes 3, 4, 5, 6, 7, 8, 9, 13, 14, 15, and 22, and the corresponding impacted supplemental schedules I, III, and V, as to which the date is July 16, 2021

Jackson National Life Insurance Company and Subsidiaries
Consolidated Balance Sheets
(In millions, except per share information)

	December 31,
Assets	2020	2019
	(As Restated)
Investments:
Debt securities, available for sale, at fair value, net of allowance for credit losses of $13.6 and nil at December 31, 2020 and 2019, respectively (amortized cost: 2020, $54,052.0; 2019 $53,354.2)	$58,964.3	$56,823.0
Debt Securities, at fair value under fair value option	167.8	151.1
Equity securities, at fair value	174.6	147.7
Mortgage loans, net of allowance for credit losses of $179.2 and $8.9 at December 31, 2020 and 2019, respectively	10,727.5	9,903.6
Policy loans (including $3,454.2 and $3,585.8 at fair value under the fair value option at December 31, 2020 and 2019, respectively)	4,522.8	4,705.7
Freestanding Derivative instruments	2,219.8	1,486.4
Other invested assets	1,958.3	1,766.3
Total investments	78,735.1	74,983.8
Cash and cash equivalents	1,852.9	1,843.8
Accrued investment income	553.4	588.6
Deferred acquisition costs	13,896.5	12,334.4
Reinsurance recoverable, net of allowance for credit losses of $12.6 and nil at December 31, 2020 and 2019, respectively	35,310.6	8,410.2
Deferred income taxes, net	1,035.9	659.9
Receivables from affiliates	228.8	247.8
Other assets	785.7	744.1
Separate account assets	219,062.9	195,070.5
Total assets	$351,461.8	$294,883.1

Liabilities and Equity
Liabilities
Reserves for future policy benefits and claims payable	$21,472.1	$19,151.5
Other contract holder funds	64,293.4	64,048.4
Funds withheld payable under reinsurance treaties, (including $3,626.5 and $3,760.3 at fair value under the fair value option at December 31, 2020 and 2019, respectively)	31,971.5	3,760.3
Debt	533.4	574.7
Securities lending payable	12.3	48.3
Freestanding derivative instruments	56.4	24.3
Other liabilities	4,573.6	2,999.1
Separate account liabilities	219,062.9	195,070.5
Total liabilities	341,975.6	285,717.1

Equity
Common stock, $1.15 par value; authorized 50,000 shares; issued and outstanding 12,000 shares	13.8	13.8
Additional paid-in capital	4,588.3	4,088.3
Shares held in trust	(4.3)	(4.3)
Equity compensation reserve	7.7	0.5
Accumulated other comprehensive income (loss), net of tax expense of $762.4 in 2020 and $347.9 in 2019	3,960.0	2,539.3
Retained earnings	920.7	2,528.4
Total stockholder's equity	9,486.2	9,166.0
Total liabilities and equity	$351,461.8	$294,883.1
See accompanying Notes to Consolidated Financial Statements.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Income Statements
(In millions)

	Years Ended December 31,
	2020	2019	2018
	(As Restated)
Revenues
Fee income	$6,504.4	$6,325.0	$6,183.0
Premium	129.7	537.1	5,122.8
Net investment income	2,780.9	3,018.4	2,785.6
Net losses on derivatives and investments	(6,454.2)	(6,716.5)	(809.3)
Other income	64.5	69.5	60.6
Total revenues	3,025.3	3,233.5	13,342.7
Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	1,234.6	1,430.0	6,942.1
Interest credited on other contract holder funds, net of deferrals	1,202.3	1,632.5	1,547.6
Interest expense	43.8	83.6	86.2
Operating costs and other expenses, net of deferrals	807.7	1,907.0	1,340.2
Cost of reinsurance	2,520.1	—	—
Amortization of deferred acquisition and sales inducement costs	(390.1)	(981.4)	1,151.2
Total benefits and expenses	5,418.4	4,071.7	11,067.3
Pretax (loss) income	(2,393.1)	(838.2)	2,275.4
Income tax (benefit) expense	(840.9)	(373.4)	248.4
Net (loss) income	$(1,552.2)	$(464.8)	$2,027.0

See accompanying Notes to Consolidated Financial Statements.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Comprehensive Income
(In millions)

	Years Ended December 31,
	2020	2019	2018
	(As Restated)

Net (loss) income	$(1,552.2)	$(464.8)	$2,027.0

Other comprehensive income, net of tax:
Net unrealized gains (losses) on securities not impaired (net of tax expense (benefit) of: 2020 $599.4; 2019 $677.0; 2018 $(317.4))	2,116.4	2,546.9	(1,193.9)

Change in unrealized gains on securities for which an allowance for credit losses has been recorded (net of tax expense of: 2020 $1.2)	4.4	—	—

Net unrealized losses on other impaired securities (net of tax benefit of: 2019 $0.1; 2018 $0.1)	—	(0.5)	(0.3)

Reclassification adjustment for (losses) gains included in net income (net of tax (benefit) expense of: 2020 $(186.1); 2019 $17.2; 2018 $(23.7))	(700.1)	64.8	(89.2)

Total other comprehensive income (loss)	1,420.7	2,611.2	(1,283.4)
Comprehensive (loss) income	$(131.5)	$2,146.4	$743.6

See accompanying Notes to Consolidated Financial Statements.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Equity
(In millions)

					Accumulated
		Additional		Equity	Other		Total
	Common	Paid-In	Shares Held	Compensation	Comprehensive	Retained	Stockholder's
	Stock	Capital	In Trust	Reserve	Income	Earnings	Equity
Balances as of December 31, 2017 (as restated)	$13.8	$3,816.1	$(18.9)	$10.2	$1,071.4	$2,083.2	$6,975.8

Net income	—	—	—	—	—	2,027.0	2,027.0
Change in unrealized investment gains
and losses, net of tax (as restated)	—	—	—	—	(1,283.4)	—	(1,283.4)
Capital Contribution	—	152.2	—	—	—	—	152.2
Dividends to stockholder	—	—	—	—	—	(451.9)	(451.9)
Cumulative effects of changes in accounting principles, net of tax	—	—	—	—	140.1	(140.1)	—
Shares acquired at cost	—	—	(5.4)	—	—	—	(5.4)
Shares distributed at cost	—	—	12.9	—	—	—	12.9
Reserve for equity compensation plans	—	—	—	(0.2)	—	—	(0.2)
Fair value of shares issued under equity compensation plans	—	—	—	(6.4)	—	—	(6.4)
Balances as of December 31, 2018 (as restated)	13.8	3,968.3	(11.4)	3.6	(71.9)	3,518.2	7,420.6

Net loss	—	—	—	—	—	(464.8)	(464.8)
Change in unrealized investment gains
and losses, net of tax (as restated)	—	—	—	—	2,611.2	—	2,611.2
Capital Contribution	—	120.0	—	—	—	—	120.0
Dividends to stockholder	—	—	—	—	—	(525.0)	(525.0)
Shares acquired at cost	—	—	(2.8)	—	—	—	(2.8)
Shares distributed at cost	—	—	9.9	—	—	—	9.9
Reserve for equity compensation plans	—	—	—	1.2	—	—	1.2
Fair value of shares issued under equity
compensation plans	—	—	—	(4.3)	—	—	(4.3)
Balances as of December 31, 2019 (as restated)	13.8	4,088.3	(4.3)	0.5	2,539.3	2,528.4	9,166.0

Net loss	—	—	—	—	—	(1,552.2)	(1,552.2)
Change in unrealized investment gains
and losses, net of tax (as restated)	—	—	—	—	1,420.7	—	1,420.7
Change in accounting principle, net of tax	—	—	—	—	—	(55.5)	(55.5)
Capital Contribution	—	500.0	—	—	—	—	500.0
Shares acquired at cost	—	—	(17.6)	—	—	—	(17.6)
Shares distributed at cost	—	—	17.6	—	—	—	17.6
Reserve for equity compensation plans	—	—	—	7.6	—	—	7.6
Fair value of shares issued under equity
compensation plans	—	—	—	(0.4)	—	—	(0.4)
Balances as of December 31, 2020 (as restated)	$13.8	$4,588.3	$(4.3)	$7.7	$3,960.0	$920.7	$9,486.2
See accompanying Notes to Consolidated Financial Statements.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Cash Flows
(In millions)

	Years Ended December 31,
	2020	2019	2018
	(As Restated)
Cash flows from operating activities:
Net (loss) income	$(1,552.2)	$(464.8)	$2,027.0
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses on investments	(373.1)	(184.3)	(18.1)
Net losses on derivatives	7,267.0	6,571.0	516.9
Net realized (gains) losses on funds withheld reinsurance treaties	(439.7)	329.8	310.5
Interest credited on other contract holder funds, gross	1,204.6	1,639.6	1,556.1
Mortality, expense and surrender charges	(593.2)	(641.0)	(663.1)
Amortization of discount and premium on investments	56.4	20.3	7.3
Deferred income tax (benefit) expense	(775.6)	(672.9)	134.5
Share-based compensation	44.4	54.8	26.3
Cash (paid to) received from reinsurance transaction	(31.7)	36.6	321.9
Change in:
Accrued investment income	35.2	38.8	36.0
Deferred sales inducements and acquisition costs	(1,359.4)	(1,788.6)	392.1
Income tax accruals	(60.8)	(79.7)	72.2
Other assets and liabilities, net	388.6	(1,059.3)	568.6
Net cash provided by operating activities	3,810.5	3,800.3	5,288.2

Cash flows from investing activities:
Sales, maturities and repayments of:
Debt securities	29,697.0	10,050.9	5,521.0
Equity securities	82.0	470.1	135.5
Mortgage loans	1,200.7	1,242.8	1,028.6
Purchases of:
Debt securities	(27,851.2)	(10,514.9)	(7,873.6)
Equity securities	(115.3)	(129.9)	(559.3)
Mortgage loans	(2,188.7)	(1,750.1)	(1,070.4)
Settlements related to derivatives and collateral on investments	(5,320.7)	7,040.8	1,816.1
Other investing activities	(38.3)	(84.8)	(142.8)
Net cash used in investing activities	(4,534.5)	(7,756.7)	(1,144.9)

Cash flows from financing activities:
Policyholders' account balances:
Deposits	19,631.7	22,633.9	21,009.2
Withdrawals	(23,152.9)	(23,106.4)	(21,972.9)
Net transfers from (to) separate accounts	2,560.6	2,646.2	(225.0)
Net (payments on) proceeds from repurchase agreements	1,100.0	—	—
Net proceeds from (payments on) Federal Home Loan Bank notes	79.9	300.1	(600.1)
Net proceeds from (payments on) debt	13.8	16.1	22.4
Disposition of shares held in trust at cost, net	—	7.1	7.4
Capital contribution from Parent	500.0	86.6	100.0
Payment of cash dividends to Parent	—	(525.0)	(450.0)
Net cash provided by (used in) financing activities	733.1	2,058.6	(2,109.0)

Net increase (decrease) in cash and cash equivalents	9.1	(1,897.8)	2,034.3

Cash and cash equivalents, beginning of year	1,843.8	3,741.6	1,707.3
Cash and cash equivalents, end of year	$1,852.9	$1,843.8	$3,741.6

Supplemental Cash Flow Information
Income tax (received) paid	$(3.8)	$379.3	$35.4
Interest paid	$26.4	$30.8	$33.0
See accompanying Notes to Consolidated Financial Statements.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

1.    Business and Basis of Presentation

Jackson National Life Insurance Company (the “Company” or “Jackson”) is wholly owned by Brooke Life Insurance Company (“Brooke Life” or the “Parent”), which is wholly owned by the US parent, Jackson Financial Inc. (“Jackson Financial”), a majority-owned subsidiary of Prudential plc (“Prudential”), London, England. Jackson, together with its New York life insurance subsidiary, is licensed to sell group and individual annuity products (including immediate, index linked, and deferred fixed and variable annuities) and individual life insurance products, including variable universal life, in all 50 states and the District of Columbia. Jackson also participates in the institutional products market through the issuance of guaranteed investment contracts (“GICs”), funding agreements and medium term note funding agreements.

The consolidated financial statements include accounts, after the elimination of intercompany accounts and transactions, of the following:
•    Life insurers: Jackson and its wholly owned subsidiaries Jackson National Life Insurance Company of New York (“JNY”), Squire Reassurance Company LLC (“Squire Re”), Squire Reassurance Company II, Inc. (“Squire Re II”), VFL International Life Company SPC, LTD and Jackson National Life (Bermuda) LTD;
•    Wholly owned broker-dealer, investment management and investment advisor subsidiaries: Jackson National Life Distributors, LLC, Jackson National Asset Management, LLC;
•    PGDS (US One) LLC (“PGDS”), a wholly owned subsidiary that provides certain services to Jackson and certain affiliates;
•    Other insignificant wholly owned subsidiaries; and
•    Other insignificant partnerships, limited liability companies and variable interest entities (“VIEs”) in which Jackson is deemed the primary beneficiary.

Other
As a result of the spread of the COVID-19 coronavirus, economic uncertainties have arisen which may have an impact on the Company’s capital position. As the economic uncertainties are on-going, the potential impact continues to vary and is unknown at this time. The Company has implemented business continuity plans that were already in place to ensure the availability of services for our customers, work at home capabilities for our staff, where appropriate, and other ongoing risk management activities related to the current ongoing market stress.

On January 28, 2021, Prudential announced that they plan to pursue the separation of its US business operations in 2021.

On June 18, 2020, the Company announced that it had entered into a funds withheld coinsurance agreement with Athene Life Re Ltd. (“Athene”) effective June 1, 2020 to reinsure on 100% quota share basis a block of Jackson’s in-force fixed and fixed-index annuity product liabilities in exchange for a $1.2 billion ceding commission.

Basis of Presentation
The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Intercompany accounts and transactions have been eliminated upon consolidation. Certain amounts in the 2019 notes to the consolidated financial statements have been reclassified to conform to the 2020 presentation, as further described below.

In 2020, the Company revised its income statement presentation of derivatives to include all cash settlements and changes in fair value within one line item. In prior years, the periodic cash settlements with respect to interest rate swap derivatives of $72.6 million and $126.2 million in 2019 and 2018, respectively, were included in net investment income. As a result of this change, the Company has amended the income statement line item description to “Net losses on derivatives and investments” and has reflected this change accordingly within the Company’s Investments (Note 4), Derivative Instruments (Note 5), and Fair Value Measurements (Note 6) disclosures. In addition, this change has also been reflected in Segment Information (Note 14), as the cash settlement portion of the derivative income was previously reflected in net investment income and, therefore, was included in pretax adjusted operating earnings. The

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Company believes this presentation to be correct and have added a line to include these settlements in operating revenues. This change was a presentational change only, it did not impact total revenue or operating revenues. The Company concluded this change to be an immaterial correction of an error.

In 2020, the Company updated its disclosure within Investments (Note 4) to disclose the carrying value and maximum exposure to loss for unconsolidated VIEs. The Company determined that the maximum exposure to loss of $1,979.4 million and $1,765.8 million as of December 31, 2019 and 2018, respectively, was not explicitly stated in the Company’s prior financial statements. Additionally, amortized cost was not explicitly stated to be the maximum exposure to loss related to mutual funds in the Company’s prior financial statements. Based on the qualitative disclosures that were provided previously in the Company’s notes to consolidated financial statements, the prior omission of the quantitative information was not deemed to be material.

The Company concluded the correction of the disclosure errors noted above are immaterial. In addition, the Company concluded these errors did not have any impact on its consolidated balance sheets or consolidated statement of cash flows.

Use of Estimates
The preparation of the consolidated financial statements in conformity with GAAP requires the use of estimates and assumptions about future events that affect the amounts reported in the consolidated financial statements and the accompanying notes. Significant estimates or assumptions, as further discussed in the notes, include: 1) valuation of investments and derivative instruments, including fair values of securities deemed to be in an illiquid market and the determination of when an impairment is necessary; 2) assessments as to whether certain entities are variable interest entities, the existence of reconsideration events and the determination of which party, if any, should consolidate the entity; 3) assumptions impacting estimated future gross profits, including but not limited to, policyholder behavior, mortality rates, projected hedging costs, expenses, investment returns and policy crediting rates, used in the calculation of amortization of deferred acquisition costs and deferred sales inducements; 4) assumptions used in calculating policy reserves and liabilities, including but not limited to, policyholder behavior, mortality rates, expenses, investment returns and policy crediting rates; 5) assumptions as to future earnings levels being sufficient to realize deferred tax benefits; 6) estimates related to expectations of credit losses on certain financial assets and off balance sheet exposures; 7) assumptions and estimates associated with the Company’s tax positions, including an estimate of the dividends received deduction, which impact the amount of recognized tax benefits recorded by the Company; 8) value of guaranteed benefits; and 9) value of business acquired, its recoverability and amortization. These estimates and assumptions are based on management’s best estimates and judgments. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors deemed appropriate. As facts and circumstances dictate, these estimates and assumptions may be adjusted. Since future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes in estimates, including those resulting from continuing changes in the economic environment, will be reflected in the consolidated financial statements in the periods the estimates are changed.

2. Restatement of Previously Issued Financial Statements

The Company identified certain errors to its previously issued consolidated financial statements that were material. The nature of the restatement adjustments and the impact of these adjustments on the Consolidated Balance Sheets as of December 31, 2020 and 2019, and Consolidated Statements of Comprehensive Income, Consolidated Statement of Equity, and the Consolidated Statement Cash Flows for each of the three years in the period ended December 31, 2020 and on the Consolidated Income Statement for the year ended December 31, 2020 are discussed further below.

Description of Restatement Adjustments

The categories of restatement adjustments and their impact on the previously issued consolidated financial statements are described below.

Athene reinsurance transaction - The Company identified an error in the accounting for funds withheld related to the reinsurance transaction with Athene entered into on June 1, 2020 (the “Reinsurance Agreement”). The Company previously concluded that the criteria in Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 860-10-40-5 were met, and applied sale accounting for the funds withheld assets. However, upon re-evaluation of this treatment, the Company determined that the funds withheld assets did not qualify for sale accounting

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

and should have remained in the consolidated financial statements. For the year ended December 31, 2020 the impact of this change was a $1,300.6 million increase to the previously reported Net Loss of $256.1 million.

Misclassifications and other errors - The Company re-evaluated other accounting matters, unrelated to the Reinsurance Agreement, and management decided to revise these errors to its consolidated financial statements for the years ended December 31, 2020, 2019 and 2018 as part of the overall restatement in order to improve the consistency and comparability of the financial statements in future periods. These adjustments primarily relate to reclassifications associated with derivatives, investments in limited partnerships, reinsurance, deferred acquisition costs, and sales inducements which impact presentation on the applicable consolidated financial statements and related footnotes but did not have a material impact on total net (loss) income, comprehensive (loss) income, or total equity.

The largest impact of these other adjustments was related to the Company previously classifying the reinsurance assets related to the Reassure America Life Insurance Company (“REALIC”) reinsurance transaction in one line as Funds withheld reinsurance assets on the Consolidated Balance Sheets for $3,626.5 million and $3,760.3 million as of December 31, 2020 and 2019, respectively. The Company has reclassified these items to the appropriate asset classifications on the Consolidated Balance Sheets and the related impacts to the consolidated statements of cash flows as presented in the tables below.

Impact of the Restatement:
The impact of the restatement on the Consolidated Balance Sheets as of December 31, 2020 and 2019, the Consolidated Statements of Comprehensive Income, Consolidated Statements of Equity, and Consolidated Statements of Cash Flows for the years ended December 31, 2020, 2019 and 2018 and on the Consolidated Income Statement for the year ended December 31, 2020 were as follows:

	As previously reported		Impact of Adjustments			As restated
Balance Sheets:	December 31,		December 31,			December 31,
	2020	2019	2020		2019	2020	2019
Assets			Athene	Other	Other
Investments:
Debt Securities, available for sale	$34,489.7	$56,823.0	$24,474.6	$ -	$ -	$58,964.3	$56,823.0
Debt Securities, at fair value under fair value option	—	—	—	167.8	151.1	167.8	151.1
Equity securities, at fair value	1,590.4	1,531.8	167.1	(1,582.9)	(1,384.1)	174.6	147.7
Mortgage loans, net of allowance for credit losses	7,742.0	9,903.6	2,985.5	—	—	10,727.5	9,903.6
Policy loans	1,052.0	1,119.9	16.6	3,454.2	3,585.8	4,522.8	4,705.7
Freestanding derivative instruments	2,219.6	1,486.4	0.2	—	—	2,219.8	1,486.4
Other invested assets	375.4	382.2	—	1,582.9	1,384.1	1,958.3	1,766.3
Total investments	47,469.1	71,246.9	27,644.0	3,622.0	3,736.9	78,735.1	74,983.8
Cash and cash equivalents	1,458.7	1,820.4	390.3	3.9	23.4	1,852.9	1,843.8
Accrued investment income	363.4	588.6	189.4	0.6	—	553.4	588.6
Deferred acquisition costs	13,342.5	11,665.2	—	554.0	669.2	13,896.5	12,334.4
Reinsurance recoverable, net of allowance for credit losses	35,263.3	8,410.2	—	47.3	—	35,310.6	8,410.2
Funds withheld reinsurance assets	3,626.5	3,760.3	—	(3,626.5)	(3,760.3)	—	—
Deferred income taxes, net	1,004.4	676.8	24.3	7.2	(16.9)	1,035.9	659.9
Other assets	1,201.8	1,269.5	109.5	(525.6)	(525.4)	785.7	744.1
Total assets	$323,021.4	$294,756.2	$28,357.5	$82.9	$126.9	$351,461.8	$294,883.1
Liabilities and Equity
Liabilities
Reserves for future policy benefits and claims payable	$21,362.9	$19,128.4	$ -	$109.2	$63.1	$21,472.1	$19,191.5
Funds held under reinsurance treaties	3,626.5	3,760.3	28,345.0	—	—	31,971.5	3,760.3
Freestanding derivative instruments	43.1	24.3	13.3	—	—	56.4	24.3
Other liabilities	4,486.6	2,999.1	87.0	—	—	4,573.6	2,999.1
Total liabilities	313,421.1	285,654.0	28,445.3	109.2	63.1	341,975.6	285,717.1
Equity
Accumulated other comprehensive income, net of tax	2,773.5	2,475.5	1,212.8	(26.3)	63.8	3,960.0	2,539.3
Retained earnings	2,221.3	2,528.4	(1,300.6)	—	—	920.7	2,528.4
Total stockholders' equity	9,600.3	9,102.2	(87.8)	(26.3)	63.8	9,486.2	9,166.0
Total liabilities and equity	$323,021.4	$294,756.2	$28,357.5	$82.9	$126.9	$351,461.8	$294,883.1

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

	As previously reported			Impact of Adjustments				As restated
Income Statement:	December 31,			December 31,				December 31,
	2020	2019	2018	2020		2019	2018	2020	2019	2018
				Athene	Other	Other	Other
Net investment income	$1,989.1	$2,688.6	$2,475.1	$471.9	$319.9	$329.8	$310.5	$2,780.9	$3,018.4	$2,785.6
Net losses on derivatives and investments	(4,002.9)	(6,386.7)	(498.8)	(2,131.4)	(319.9)	(329.8)	(310.5)	(6,454.2)	(6,716.5)	(809.3)
Total revenues	4,684.8	3,233.5	13,342.7	(1,659.5)	—	—	—	3,025.3	3,233.5	13,342.7
Total benefits and expenses	5,418.4	4,071.7	11,067.3	—	—	—	—	5,418.4	4,071.7	11,067.3
Pretax (loss) income	(733.6)	(838.2)	2,275.4	(1,659.5)	—	—	—	(2,393.1)	(838.2)	2,275.4
Income tax (benefit) expense	(482.0)	(373.4)	248.4	(358.9)	—	—	—	(840.9)	(373.4)	248.4
Net (loss) income	(251.6)	(464.8)	2,027.0	(1,300.6)	—	—	—	(1,552.2)	(464.8)	2,027.0
Statements of Comprehensive Income (Loss):
Net (loss) income	(251.6)	(464.8)	2,027.0	(1,300.6)	—	—	—	(1,552.2)	(464.8)	2,027.0
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities not impaired, net of tax	1,458.8	2,593.9	(1,326.3)	747.7	(90.1)	(47.0)	132.4	2,116.4	2,546.9	(1,193.9)
Reclassification adjustment for gains (losses) included in net income, net of tax	(1,165.2)	64.8	(89.2)	465.1	—	—	—	(700.1)	64.8	(89.2)
Total other comprehensive income (loss)	298.0	2,658.2	(1,415.8)	1,212.8	(90.1)	(47.0)	132.4	1,420.7	2,611.2	(1,283.4)
Comprehensive (loss) income	$46.4	$2,193.4	$611.2	($87.8)	($90.1)	($47.0)	$132.4	($131.5)	$2,146.4	$743.6

	As previously reported			Impact of Adjustments		As restated
Statements of Equity	Accum. OCI	Ret'd earnings	Total Equity	Athene	Other	Accum. OCI	Ret'd earnings	Total Equity

Balances as of Dec. 31, 2017	$1,093.0	$2,083.2	$6,997.4	$—	$(21.6)	$1,071.4	$2,083.2	$6,975.8
Net income	—	2,027.0	2,027.0	—	—	—	2,027.0	2,027.0
Change in unrealized investment gains and losses, net	(1,415.8)	—	(1,415.8)	—	132.4	(1,283.4)	—	(1,283.4)
Balances as of Dec. 31, 2018	(182.7)	3,518.2	7,309.8	—	110.8	(71.9)	3,518.2	7,420.6
Net income	—	(464.8)	(464.8)		—	—	(464.8)	(464.8)
Change in unrealized investment gains and losses, net	2,658.2	—	2,658.2	—	(47.0)	2,611.2	—	2,611.2
Balances as of Dec. 31, 2019	2,475.5	2,528.4	9,102.2	—	63.8	2,539.3	2,528.4	9,166.0
Net income	—	(251.6)	(251.6)	(1,300.6)	—	—	(1,552.2)	(1,552.2)
Change in unrealized investment gains and losses, net	298.0	—	298.0	1,212.8	(90.1)	1,420.7	—	1,420.7
Balances as of Dec. 31, 2020	$2,773.5	$2,221.3	$9,600.3	$(87.8)	$(26.3)	$3,960.0	$920.7	$9,486.2

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

	As previously reported			Impact of Adjustments				As restated
Statements of Cash Flow:	December 31,			December 31,				December 31,
	2020	2019	2018	2020		2019	2018	2020	2019	2018
Cash flows from operating activities:				Athene	Other
Net (loss) income	$(251.6)	$(464.8)	$2,027.0	$(1,300.6)	$—	$—	$—	$(1,552.2)	$(464.8)	$2,027.0
Adjustments to reconcile net income to net cash provided by operating activities:									—	—
Net realized (gains) losses on investments	(474.7)	(192.9)	18.6	—	101.6	8.6	(36.7)	(373.1)	(184.3)	(18.1)
Net losses on derivatives	7,368.6	6,579.6	480.1	—	(101.6)	(8.6)	36.8	7,267.0	6,571.0	516.9
Net realized (gains) losses on funds withheld reinsurance treaties	—			(759.6)	319.9	329.8	310.5	(439.7)
Amortization of discount and premium on investments	48.2	20.3	7.3	8.2	—	—	—	56.4	20.3	7.3
Deferred income tax (benefit) expense	(416.9)	(672.9)	134.5	(358.7)	—	—	—	(775.6)	(672.9)	134.5
Change in:					—
Accrued investment income	47.4	38.8	36.0	(12.2)	—	—	—	35.2	38.8	36.0
Other assets and liabilities, net	(222.9)	(161.4)	274.7	1,115.1	(503.6)	(897.9)	293.9	388.6	(1,059.3)	568.6
Net cash provided by operating activities	5,302.0	4,368.4	4,683.7	(1,307.8)	(183.7)	(568.1)	604.5	3,810.5	3,800.3	5,288.2
Cash flows from investing activities:
Principal repayments, maturities, calls and redemptions:
Debt securities	14,683.4	10,050.9	5,521.0	15,013.6	—	—	—	29,697.0	10,050.9	5,521.0
Mortgage loans	1,127.1	1,242.8	1,028.6	73.6	—	—	—	1,200.7	1,242.8	1,028.6
Purchases of:
Debt securities	(16,041.6)	(10,514.9)	(7,873.6)	(11,809.6)	—	—	—	(27,851.2)	(10,514.9)	(7,873.6)
Equity securities	(75.0)	(129.9)	(559.3)	(40.3)	—	—	—	(115.3)	(129.9)	(559.3)
Mortgage loans	(827.1)	(1,750.1)	(1,070.4)	(1,361.6)	—	—	—	(2,188.7)	(1,750.1)	(1,070.4)
Settlements related to derivatives and collateral on investments	—	—	—	(216.0)	(5,104.7)	(7,040.8)	1,816.1	(5,320.7)	(7,040.8)	1,816.1
Other investing activities	(5,345.6)	(7,684.0)	2,334.1	38.4	5,268.9	7,599.2	(2,476.9)	(38.3)	(84.8)	(142.8)
Net cash used in investing activities	(6,396.8)	(8,315.1)	(484.1)	1,698.1	164.2	558.4	(660.8)	(4,534.5)	(7,756.7)	(1,144.9)
Cash flows from financing activities:								—	—	—
Net cash provided by (used in) financing activities	733.1	2,058.6	(2,109.0)	—	—	—	—	733.1	2,058.6	(2,109.0)
Net (decrease) increase in cash and cash equivalents	(361.7)	(1,888.1)	2,090.6	390.3	(19.5)	(9.7)	(56.3)	9.1	(1,897.8)	2,034.3
Cash and cash equivalents, beginning of year	1,820.4	3,708.5	1,617.9	—	23.4	33.1	89.4	1,843.8	3,741.6	1,707.3
Total cash and cash equivalents, end of year	$1,458.7	$1,820.4	$3,708.5	$390.3	$3.9	$23.4	$33.1	$1,852.9	$1,843.8	$3,741.6

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

3.    Summary of Significant Accounting Policies

Changes in Accounting Principles – Adopted in Current Year
In June 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-13, “Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments,” which provides a new current expected credit loss (“CECL”) model to account for credit losses on certain financial assets and off-balance sheet exposures. The model requires an entity to estimate lifetime credit losses related to such financial assets and exposures based on relevant information about past events, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. The guidance also modified the current other-than-temporary impairment guidance for available for sale debt securities to require the use of an allowance rather than a direct write down of the investment and replaces existing guidance for purchased credit deteriorated loans and debt securities. The guidance also requires enhanced disclosures. Effective January 1, 2020, the Company adopted ASU 2016-13 and all related amendments with a cumulative effect pre-tax adjustment of $70.2 million to reduce retained earnings, primarily related to the Company’s mortgage loans and reinsurance recoverable.

In August 2018, the FASB issued ASU No. 2018-15, “Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement that is a Service Contract,” which align the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software. Effective January 1, 2020, the Company prospectively adopted ASU 2018-15 and all related amendments to implementation costs incurred during the year. The adoption of ASU 2018-15 did not have a significant effect on the Company’s consolidated financial statements.

In August 2018, the FASB issued ASU No. 2018-13, “Changes to the Disclosure Requirements for Fair Value Measurements,” which modifies the disclosure requirements on fair value measurements. Effective January 1, 2020, the Company adopted ASU No. 2018-13, resulting in revised disclosures within the Company’s consolidated financial statements.

In March 2020, the FASB issued ASU 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting”. The new guidance provides optional expedients for applying GAAP to contracts and other transactions affected by reference rate reform, and is effective for contract modifications made between March 12, 2020 and December 31, 2022. If certain criteria are met, an entity will not be required to remeasure or reassess contracts impacted by reference rate reform. This standard may be elected and applied prospectively as reference rate reform unfolds, but no contracts were modified prior to year-end. The adoption of the new guidance did not have an impact on the consolidated financial statements. The Company will continue to evaluate the impacts of reference rate reform on contract modifications and other transactions through December 31, 2022.

Changes in Accounting Principles – Issued but Not Yet Adopted
In August 2018, the FASB issued ASU No. 2018-12, “Targeted Improvements to the Accounting for Long Duration Contracts,” which includes changes to the existing recognition, measurement, presentation and disclosure requirements for long-duration contracts issued by an insurance entity. The amendments in this Update contain four significant changes: 1) For the calculation of the liability for future policy benefits of nonparticipating traditional and limited-payment insurance and reinsurance contracts, cash flow assumptions and discount rates will be required to be updated at least annually; 2) Market risk benefits, a new term for certain contracts or features that provide for potential benefits in addition to the account balance which exposes the insurer to other than nominal market risk, will be measured at fair value; 3) deferred acquisition costs (“DAC”) will be amortized on a constant-level basis, independent of profitability; and 4) enhanced disclosures, including quantitative information in rollforwards for balance sheet accounts, as well as information about significant inputs, judgments, assumptions and methods used in measurement will be required. ASU No. 2018-12 is effective for fiscal years beginning after December 15, 2022, with required retrospective application to January 1, 2021. Early adoption is permitted. The Company has begun its implementation efforts and is currently assessing the impact of the new guidance. Given the nature and extent of the required changes, the adoption of this standard is expected to have a significant impact on the Company’s consolidated financial statements and disclosures. In addition to the initial balance sheet impact upon adoption, the Company also expects a change in the pattern of future profit emergence.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Comprehensive Income
Comprehensive income includes all changes in stockholders’ equity (except those arising from transactions with owners/stockholders) and, in the Company’s case, includes net income and net unrealized gains or losses on available for sale debt securities.

Investments
Debt securities consist primarily of bonds, notes, and asset-backed securities. Acquisition discounts and premiums on debt securities are amortized into investment income through call or maturity dates using the effective interest method. Discounts and premiums on asset-backed securities are amortized over the estimated redemption period. Certain asset-backed securities are considered to be other than high quality or otherwise deemed to be high-risk, meaning the Company might not recover substantially all of its recorded investment due to unanticipated prepayment events. For these securities, changes in investment yields due to changes in estimated future cash flows are accounted for on a prospective basis. The carrying value of such securities was $174.0 million and $220.1 million as of December 31, 2020 and 2019, respectively.

Debt securities are generally classified as available for sale and are carried at fair value. For debt securities in an unrealized loss position, for which the Company deems an impairment necessary, the amortized cost may be written down to fair value through net losses on derivatives and investments, or an allowance for credit loss (“ACL”) may be recorded along with a charge to net losses on derivatives and investments. This is further described in Note 4.

Equity securities include common stocks, preferred stocks, and mutual funds. All equity securities are carried at fair value with changes in value included in net investment income.

Commercial and residential mortgage loans are generally carried at the aggregate unpaid principal balance, adjusted for any applicable unamortized discount or premium, or ACL. Acquisition discounts and premiums on mortgage loans are amortized into investment income through maturity dates using the effective interest method. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Interest income and amortization of premiums and discounts are reported in net investment income along with prepayment fees and mortgage loan fees, which are recorded as incurred.

The Company reviews mortgage loans on a quarterly basis to estimate the ACL with changes in the ACL recorded in net losses on derivatives and investments. Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The process for determining the ACL is further described in Note 4.

Unfunded commitments are included in the model and an ACL is determined accordingly. Credit loss estimates are pooled by property type and the Company does not include accrued interest in the determination of ACL.

Mortgage loans on real estate deemed uncollectible are charged against the ACL, and subsequent recoveries, if any, are credited to the ACL, limited to the aggregate of amounts previously charged-off.

Accrued interest receivables are presented separate from the amortized cost of debt securities and mortgage loans. An ACL is not estimated on an accrued interest receivable, rather receivable balances that are deemed uncollectible are written off with a corresponding reduction to net investment income.

Policy loans are loans the Company issues to contract holders that use the cash surrender value of their life insurance policy or annuity contract as collateral. At December 31, 2020 and 2019, $3.5 billion and $3.6 billion, respectively, of these loans were carried at fair value, which the Company believes is equal to unpaid principal balances, plus accrued investment income. At both December 31, 2020 and 2019, the Company had $1.1 billion of policy loans not held as collateral for reinsurance, which were carried at the unpaid principal balances.

Other invested assets primarily include investments in Federal Home Loan Bank capital stock, limited partnerships (“LPs”), and real estate. Federal Home Loan Bank capital stock is carried at cost and adjusted for any impairment. Real estate is carried at the lower of depreciated cost or fair value. Carrying values for limited partnership investments are generally determined by using the proportion of the Company’s investment in each fund (Net Asset Value (“NAV”) equivalent) as a practical expedient for fair value, and generally are recorded on a three-month lag, with changes in value included in net investment income.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The Company’s involvement with variable interest entities (“VIEs”) is primarily to invest in assets that gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance the activities of the entity without additional subordinated financial support, or where equity investors lack certain characteristics of a controlling financial interest. The Company performs ongoing qualitative assessments of variable interests in VIEs to determine whether it has a controlling financial interest and would, therefore, be considered the primary beneficiary of the VIE. If the Company determines it is the primary beneficiary of a VIE, it consolidates the assets and liabilities of the VIE in its consolidated financial statements.

Realized gains and losses on sales of investments are recognized in income at the date of sale and are determined using the specific cost identification method.

The changes in unrealized gains and losses on certain investments that are classified as available for sale and the non-credit related portion of other-than-temporary impairment charges, prior to adoption of ASU 2016-13, are excluded from net income and included as a component of other comprehensive income and total equity, net of tax and the effect of the adjustment for deferred acquisition costs and deferred sales inducements. The changes in unrealized gains and losses on investments for which Jackson elected the fair value option are included in net investment income.

Freestanding Derivative Instruments
The Company enters into financial derivative transactions, including, but not limited to, swaps, put-swaptions, futures and options to reduce and manage business risks. These transactions manage the risk of a change in the value, yield, price, cash flows, credit quality or degree of exposure with respect to assets, liabilities or future cash flows which the Company has acquired or incurred. The Company does not account for freestanding derivatives as either fair value or cash flow hedges as might be permitted if specific hedging documentation requirements were followed. As a result, freestanding derivatives are carried at fair value on the balance sheet with settlements and changes in fair value recorded in net losses on derivatives and investments, as further detailed in Note 5.

With respect to the Company’s interest rate swaps and cross-currency swaps, which are further described in Note 5, the Company records the income related to periodic interest payment settlements within net losses on derivatives and investments. Although the Company does not account for these as cash flow hedges, the income from these settlements is considered operating income due to the cash settlement nature and is reported, as such, within the Company’s segment related disclosure within pretax adjusted operating earnings.

The Company manages the potential credit exposure for over-the-counter derivative contracts through evaluation of the counterparty credit standing, collateral agreements, and master netting agreements. The Company is exposed to credit-related losses in the event of nonperformance by counterparties, however, it does not anticipate nonperformance. There were no charges due to nonperformance by derivative counterparties in 2020, 2019, or 2018.

Embedded Derivatives – Product Liabilities
Certain product liabilities, including fixed index annuities and guarantees offered in connection with variable or fixed index annuities issued by the Company, may contain embedded derivatives. Derivatives embedded in certain host insurance contracts that have been separated for accounting and financial reporting purposes, are carried at fair value. The results from changes in value of embedded derivatives are reported in net income, as further detailed in Note 5.

See “Variable Annuity Guarantees” and “Fixed Index Annuities” for additional information on the accounting policies for embedded derivatives bifurcated from insurance host contracts.

Embedded Derivatives – Funds Withheld Reinsurance Agreements
The Company has recorded an embedded derivative liability related to the Athene Reinsurance Agreement (the “Athene Embedded Derivative”) in accordance with ASC 815-15-55-107 and 108,“Derivatives and Hedging Case B: Reinsurer’s Receivable Arising from a Modified Coinsurance Arrangement” as Jackson’s obligation under the Reinsurance Agreement is based on the total return of investments in a segregated funds withheld account rather than Jackson’s own creditworthiness. As the Reinsurance Agreement transfers the economics of the investments in the segregated funds withheld account to Athene, they will receive an investment return equivalent to owning the underlying assets. At inception of the Reinsurance Agreement, the Athene Embedded Derivative was valued at zero. Additionally, the inception fair value of the investments in the segregated funds withheld account differed from their book value and, accordingly, the amortization of this difference is reported in Net Gain/Loss on Derivatives in the Consolidated Income Statement, while the investments are held. Subsequent to the effective date of the Reinsurance Agreement, the Athene Embedded Derivative is measured at fair value with changes reported in Net Losses on

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Derivatives and Investments in the Consolidated Income Statement. The Athene Embedded Derivative Liability is included in Funds Withheld Payable Under Reinsurance Treaties in the Consolidated Balance Sheet.

See “Athene Reinsurance” for additional information on the Athene Reinsurance Transaction.

Variable Annuity Guarantees
Variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal, income and accumulation benefits. Certain benefits, including non-life contingent components of guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum withdrawal benefits for life (“GMWB for Life”), guaranteed minimum accumulation benefits (“GMAB”) and the reinsurance recoverable on the Company’s guaranteed minimum income benefits (“GMIB”), are recorded at fair value. Guaranteed benefits that are not subject to fair value accounting are accounted for as insurance benefits. Variable annuity embedded derivatives are carried at fair value on the Company’s balance sheet as a component of reserves for future policy benefits and claims payable. The Company discontinued offering the GMIB in 2009 and GMAB in 2011.

The non-life contingent component of GMWB and GMWB for Life contracts consists of those guaranteed withdrawal amounts paid to the contract holder in excess of the account value of the contract, up to the amount of the living benefit base. Withdrawal amounts paid to the contract holder in excess of the living benefit base are considered life contingent, and are accounted for as insurance benefits. GMABs and non-life contingent components of GMWB and GMWB for Life contracts are recorded at fair value with changes in fair value recorded in net losses on derivatives and investments. The fair value of the reserve is based on the expectations of future benefit payments and certain future fees associated with the benefits. At the inception of the contract, the Company attributes to the embedded derivative a portion of rider fees collected from the contract holder, which is then held static in future valuations. Those fees, generally referred to as the attributed fees, are set such that the present value of the attributed fees is equal to the present value of future claims expected to be paid under the guaranteed benefit at the inception of the contract. In subsequent valuations, both the present value of future benefits and the present value of attributed fees are revalued based on current market conditions and policyholder behavior assumptions. The difference between each of the two components represents the fair value of the embedded derivative. Thus, when unfavorable equity market movements cause declines in the contract holder’s account value relative to the guarantee benefit, the valuation of future expected claims would generally increase relative to the measurement performed at the inception of the contract, resulting in an increase in the fair value of the embedded derivative liability (and vice versa).

Fair values for GMWB, GMWB for Life, and GMAB embedded derivatives, as well as GMIB reinsurance recoverables, are calculated using internally developed models because active, observable markets do not exist for those guaranteed benefits.

The fair value calculation is based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts. Estimating these cash flows requires numerous estimates and subjective judgments related to capital market inputs, as well as actuarially determined assumptions related to expectations regarding policyholder behavior. Capital market inputs include expected market rates of return, market volatility, correlations of market index returns to funds, fund performance and discount rates. The more significant actuarial assumptions include benefit utilization by policyholders, lapse, mortality and withdrawal rates. Best estimate assumptions plus risk margins are used as applicable.

At each valuation date, the fair value calculation reflects expected returns based on the greater of LIBOR swap rates and constant maturity treasury rates as of that date to determine the value of expected future cash flows produced in a stochastic process. Volatility assumptions are based on available market data for implied market volatility for durations up to 10 years, grading to a historical volatility level by year 15, where such long-term historical volatility levels contain an explicit risk margin. Risk margins are also incorporated into the model assumptions, particularly for policyholder behavior. Estimates of future policyholder behavior are subjective and are based primarily on the Company’s experience.

The fair value of a liability reflects the effect of nonperformance risk. Nonperformance risk includes, but may not be limited to, a reporting entity’s own credit risk. The Company incorporates nonperformance risk into the fair value calculation through the use of discount rates based on a blend of observed market yields on debt for life insurers with similar credit ratings to the Company and matrix pricing data for expected yields on Jackson Financial debt (either actual debt issuance or indicative quotes) adjusted to operating company levels.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

As markets change, mature and evolve and actual policyholder behavior emerges, management regularly evaluates the appropriateness of its assumptions for this component of the fair value model.

The use of the models and assumptions described above requires a significant amount of judgment. Management believes the aggregation of each of these components results in an amount that the Company would be required to transfer for a liability, or receive for an asset, to or from a willing buyer or seller, if one existed, for those market participants to assume the risks associated with the guaranteed benefits and the related reinsurance. However, the ultimate settlement amount of the asset or liability, which is currently unknown, could be significantly different than this fair value.

Fixed Index Annuities
The equity-linked option associated with fixed index annuities issued by the Company is accounted for at fair value as an embedded derivative on the Company’s consolidated balance sheets as a component of other contract holder funds, with changes in fair value recorded in net income. The fair value is determined using an option-budget method with capital market inputs of market index returns and discount rates as well as actuarial assumptions including lapse, mortality and withdrawal rates. Thus, favorable equity market movements cause increases in future contract holder benefits, resulting in an increase in the fair value of the embedded derivative liability (and vice versa). The Company also establishes a host contract reserve to support the underlying guaranteed account value growth. This host reserve is a component of other contract holder funds on the Company’s consolidated balance sheets. In addition, longevity riders may be issued on fixed index annuities. The benefits for these riders are reserved for as insurance benefits similarly to the life-contingent variable annuity guaranteed benefits described above, and are a component of reserves for future policy benefits and claims payable on the Company’s consolidated balance sheets.

Cash and Cash Equivalents
Cash and cash equivalents primarily include money market instruments and bank deposits.

Fair Value Measurement
Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All financial assets and liabilities measured at fair value are required to be classified into one of the following categories:

Level 1    Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date. Level 1 securities include U.S. Treasury securities and exchange traded equity securities and derivative instruments.

Level 2    Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Most debt securities that are model priced using observable inputs are classified within Level 2. Also included are freestanding and embedded derivative instruments that are priced using models with observable market inputs.

Level 3    Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Embedded derivatives that are valued using unobservable inputs are included in Level 3. Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment may be used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company determines the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. As a result, both observable and unobservable inputs may be used in the determination of fair values that the Company has classified within Level 3.

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices, where available. The Company may also determine fair value based on estimated future cash flows discounted at the

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

appropriate current market rate. When appropriate, fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity and risk margins on unobservable inputs.

Where quoted market prices are not available, fair value estimates are made at a point in time, based on relevant market data, as well as the best information about the individual financial instrument. At times, illiquid market conditions may result in inactive markets for certain of the Company’s financial instruments. In such instances, there may be no or limited observable market data for these assets and liabilities. Fair value estimates for financial instruments deemed to be in an illiquid market are based on judgments regarding current economic conditions, liquidity discounts, currency, credit and interest rate risks, loss experience and other factors. These fair values are estimates and involve considerable uncertainty and variability as a result of the inputs selected and may differ materially from the values that would have been used had an active market existed. As a result of market inactivity, such calculated fair value estimates may not be realizable in an immediate sale or settlement of the instrument. In addition, changes in the underlying assumptions used in the fair value measurement technique could significantly affect these fair value estimates.

Refer to Note 6 for further discussion of the methodologies used to determine fair values of the Company’s financial instruments.

Deferred Acquisition Costs
Under current accounting guidance, certain costs that are directly related to the successful acquisition of new or renewal insurance business are capitalized as deferred acquisition costs. These costs primarily pertain to commissions and certain costs associated with policy issuance and underwriting. All other acquisition costs are expensed as incurred.

Deferred acquisition costs are increased by interest thereon and amortized into income in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits, including net losses on derivatives and investments, for annuities and interest-sensitive life products. Due to volatility of certain factors that affect gross profits, including net losses on derivatives and investments, amortization may be a benefit or a charge in any given period. In the event of negative amortization, the related deferred acquisition cost balance is capped at the initial amount capitalized, plus interest. Unamortized deferred acquisition costs are written off when a contract is internally replaced and substantially changed. Deferred acquisition costs are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. The Company’s accounting policy includes reinsurance balances when evaluating recoverability of deferred acquisition costs. Any amount deemed unrecoverable is written off with a charge through deferred acquisition costs amortization. Other than the amounts related to the Athene Reinsurance Transaction, no such write-offs were required for 2020, 2019, and 2018.

As certain available for sale debt securities are carried at fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. This adjustment, along with the change in net unrealized gains (losses) on available for sale debt securities, net of applicable tax, is credited or charged directly to equity as a component of other comprehensive income. At December 31, 2020 and 2019, deferred acquisition costs decreased by $139.8 million and $430.0 million, respectively, to reflect this adjustment.

For variable annuity business, the Company employs a mean reversion methodology that is applied with the objective of adjusting the amortization of deferred acquisition costs that would otherwise be highly volatile due to fluctuations in the level of future gross profits arising from changes in equity market levels. The mean reversion methodology achieves this objective by applying a dynamic adjustment to the assumption for short-term future investment returns. Under this methodology, the projected returns for the next five years are set such that, when combined with the actual returns for the current and preceding two years, the average rate of return over the eight-year period is 7.15% for 2020 and 7.4% for 2019, after external investment management fees. The mean reversion methodology does, however, include a cap and a floor of 15% and 0% per annum, respectively, on the projected return for each of the next five years. At December 31, 2020 and 2019, projected returns under mean reversion were within the range bound by the 15% cap and 0% floor. At December 31, 2020 and 2019, projected returns after the next five years were set at 7.15% and 7.4%, respectively.

The Company evaluated the recoverability of previously established deferred acquisition cost assets in accordance with ASC 944-30-35-22. The Company determined it was appropriate to immediately write-off the remaining deferred

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

acquisition costs on the business reinsured to Athene as no future profits will be recognized on this business at this aggregated level of recoverability testing. Accordingly, amortization of deferred acquisition costs for the year ended December 31, 2020 included a write-off of $625.8 million related to the blocks of fixed and fixed-index annuity business, as a result of the Athene transaction.

Deferred Sales Inducements
Under current accounting guidance, certain sales inducement costs that are directly related to the successful acquisition of new or renewal insurance business are capitalized as deferred sales inducement costs. Bonus interest on deferred fixed annuities and contract enhancements on fixed index annuities and variable annuities are capitalized as deferred sales inducements and included in other assets. Deferred sales inducements ("DSI") are increased by interest thereon and amortized into income in proportion to estimated gross profits, including net losses on derivatives and investments. Due to volatility of certain factors that affect gross profits, including net losses on derivatives and investments, amortization may be a benefit or a charge in any given period. In the event of negative amortization, the related deferred sales inducements balance is capped at the initial amount capitalized, plus interest. Unamortized deferred sales inducements are written off when a contract is internally replaced and substantially changed. Deferred sales inducements are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. Any amount deemed unrecoverable is written off with a charge through deferred sales inducements amortization. Other than the amounts related to the Athene Reinsurance Transaction, no such write-offs were required for 2020, 2019 and 2018.

As certain debt securities available for sale are carried at fair value, an adjustment is made to deferred sales inducements equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. This adjustment, along with the change in net unrealized gains (losses) on debt securities available for sale, net of applicable tax, is credited or charged directly to equity as a component of other comprehensive income. At December 31, 2020 and 2019 deferred sales inducements decreased by $1.0 million and $88.6 million, respectively, to reflect this adjustment.

For variable annuity business, the Company employs the same mean reversion methodology as is employed for deferred acquisition costs as described above.

In assessing recoverability for both deferred acquisition costs and deferred sales inducements, the Company evaluates its fixed index annuity and fixed annuity blocks of business separately from its variable annuity business consistent with the manner of acquiring, servicing and measuring profitability of these products.

The Company evaluated the recoverability of previously established deferred acquisition costs and deferred sales inducement assets in accordance with ASC 944-30-35-22. The Company determined it was appropriate to immediately write-off the remaining deferred acquisition costs and deferred sales inducement costs on the business reinsured to Athene as no future profits will be recognized on this business at this aggregated level of recoverability testing. Accordingly, amortization of deferred sales inducement costs for the year ended December 31, 2020 included a write-off of $138.2 million related to the blocks of fixed and fixed-index annuity business, as a result of the Athene transaction.

Actuarial Assumption Changes (Unlocking)
Annually, or as circumstances warrant, the Company conducts a comprehensive review of the assumptions used for its estimates of future gross profits underlying the amortization of deferred acquisition costs and deferred sales inducements, as well as the valuation of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include, but may not be limited to, policyholder behavior, mortality rates, expenses, projected hedging costs, investment returns and policy crediting rates. Based on this review, the cumulative balances of deferred acquisition costs, deferred sales inducements and life and annuity guaranteed benefit reserves are adjusted with a corresponding benefit or charge to net income.

Reinsurance and Funds Withheld Payable Under Reinsurance Treaties
The Company enters into assumed and ceded reinsurance agreements with other companies in the normal course of business. Ceded reinsurance agreements are reported on a gross basis on the Company’s consolidated balance sheets as an asset for amounts recoverable from reinsurers or as a component of other assets or liabilities for amounts, such as premiums, owed to or due from reinsurers. Reinsurance assumed and ceded premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premium income and benefit expenses are reported net of reinsurance assumed and ceded.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Athene Reinsurance (as restated)
On June 18, 2020, the Company announced that it had entered into a funds withheld coinsurance agreement with Athene effective June 1, 2020 to reinsure on 100% quota share basis, a block of Jackson’s in-force fixed and fixed-index annuity product liabilities in exchange for a $1.2 billion ceding commission, which was subject to a post-closing adjustment.

The coinsurance with funds withheld agreement required the Company to establish a segregated account in which the investments supporting the ceded obligations are maintained. While the economic benefits of the investments flow to Athene, the Company retains physical possession and legal ownership of the investments supporting the reserves. Upon closing of the transaction, Jackson placed investments into the segregated account with a statutory book value of $25.6 billion. The investments maintained in the segregated account are valued at statutory carrying value for purposes of determining periodic settlement amounts under the coinsurance agreement. The investments in the segregated account are subject to an investment management agreement between the Company and Apollo Insurance Solutions Group LP (“Apollo”), an Athene affiliate. Further, the investments in the segregated account are not available to settle any policyholder obligations other than those specifically covered by the coinsurance agreement and are not available to settle obligations to general creditors of the Company. The profit and loss with respect to obligations ceded to Athene are included in periodic net settlements pursuant to the coinsurance agreement. To further support its obligations under the coinsurance agreement, Athene procured $1.2 billion in letters of credit for the Company’s benefit and established a trust account for the Company’s benefit, which had a book value of approximately $69.5 million. In September 2020, the post-closing settlement resulted in ceded premium of $6.3 million and a decrease of $28.5 million in ceding commission.

As a result of this transaction, the Company evaluated the recoverability of previously established deferred acquisition costs, deferred sales inducement assets, and of cost of reinsurance assets in accordance with ASC 944-30-35-22. The Company’s accounting policy includes reinsurance balances when evaluating recoverability of DAC and DSI. Accordingly, the Company determined it was appropriate to immediately write-off the remaining DAC, DSI, and the cost of reinsurance on the business reinsured to Athene as no future profits will be recognized on this business at this aggregated level of recoverability testing.

The following table summarizes the impact of the Athene transaction on the consolidated statements of income for the year ended December 31, 2020 (in millions, as restated):

2020 (As Restated)
Contractual ceding commission	$1,202.5
Cost of reinsurance write-off (1)	(2,520.1)
DAC and DSI write-off	(764.0)
Total pretax loss on Athene Reinsurance Transaction	$(2,081.6)
(1) Cost of reinsurance reflects the net impact of the fair value of assets of $30.1 billion and ceded reserves of $27.6 billion.

Swiss-Re Reinsurance
The Company has three retrocession reinsurance agreements (“retro treaties”) with Swiss Reinsurance Company Ltd. (“SRZ”). Pursuant to these retro treaties, the Company ceded to SRZ on a 100% coinsurance basis, subject to pre-existing reinsurance with other parties, certain blocks of business.

As a result, the Company holds certain assets, primarily in the form of policy loans and debt securities, as collateral for the reinsurance recoverable. Investment income and net losses on derivatives and investments earned on assets held as collateral are paid by the Company to the reinsurer, pursuant to the terms of the agreements. Investment income and net losses on derivatives and investments are reported net of net losses on derivatives and investments on funds withheld payable under reinsurance treaties, with no net impact on the Company’s consolidated income statements.

The Company elected the fair value option for assets which are held as collateral for reinsurance, as well as the related established funds withheld payable as further described below. The value of the funds withheld payable is equal to the fair value of the assets held as collateral.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The income credited to reinsurers on the funds withheld payable for the reinsurance agreements is based on the income earned on those assets, which results in an embedded derivative (total return swap). However, for the funds withheld payable, the changes in fair value reported in net losses on derivatives and investments. Accordingly, the embedded derivative is not bifurcated or separately valued.

Receivables from Affiliates
Effective December 30, 2016, the Company executed a reserve financing transaction, whereby, for statutory reporting, the risk on $319.0 million of statutory basis redundant term life reserves was transferred to a third-party reinsurer. In conjunction with the transaction, Squire Re II financed the excess reserves through a surplus note (the “Squire Surplus Note”) issued to an affiliate, Brier Capital LLC (“Brier”), in return for a note receivable from Brier (the “Financing Note”). Quarterly interest payments due under the Financing Note and the Squire Surplus Note are offset against each other and only the net amounts are due. The outstanding principal on the Financing Note and the Squire Surplus Note, each initially $344.0 million, are expected to increase or decrease in relation to changes in the excess reserves financed. The Financing Note, reported in Receivables from Affiliates, matures December 30, 2031 and bears interest at 4.00%. The outstanding balance of both the Financing Note and the Squire Surplus Note was $211.4 million and $247.8 million at December 31, 2020 and 2019, respectively.

Jackson provides a revolving credit facility to Jackson Holdings, LLC, an upstream holding company. There was no outstanding balance at December 31, 2020 or 2019.

Value of Business Acquired
The Company has an intangible asset representing the value of business acquired (“VOBA”), which is included in other assets. In connection with the acquisition of insurance policies and investment contracts in the acquisition of a business, a portion of the purchase price is assigned to the right to receive future gross profits from previously acquired insurance policies and investment contracts. This intangible asset, or VOBA, represents the actuarially estimated present value of future cash flows from the acquired policies. The Company established a VOBA intangible asset for the acquired traditional life insurance products and deferred annuity contracts. This intangible asset is amortized over the life of the business, which approximates 20 years. The unamortized VOBA balance is subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits.

Income Taxes
The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as certain foreign jurisdictions.

Jackson files a consolidated federal income tax return with Brooke Life, JNY, and, Squire Re II. Jackson National Life (Bermuda) LTD and VFL International Life Company SPC, LTD are taxed as controlled foreign corporations of Jackson. With the exception of several insignificant wholly owned subsidiaries that are not included in the Jackson consolidated tax return, all other subsidiaries are limited liability companies with all of their interests owned by Jackson. Accordingly, they are not considered separate entities for income tax purposes and, therefore, are taxed as part of the operations of Jackson. Income tax expense is calculated on a separate company basis.

Brooke Life, Jackson, JNY, and Squire Re II have entered into written tax sharing agreements. These tax sharing agreements are generally based on a separate return basis with benefits for credits and losses.

Deferred federal income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to the effects of recording certain invested assets at market value, the deferral of acquisition costs and sales inducements and the provisions for future policy benefits and expenses. Deferred tax assets and liabilities are measured using the tax rates expected to be in effect when such benefits are realized. Jackson is required to test the value of deferred tax assets for realizability. Deferred tax assets are reduced by a valuation allowance if, based on the weight of available positive and negative evidence, it is more likely than not that some portion, or all, of the deferred tax assets will not be realized. In determining the need for a valuation allowance, the Company considers the carryback eligibility of losses, reversal of existing temporary differences, estimated future taxable income and tax planning strategies.

The determination of the valuation allowance for Jackson’s deferred tax assets requires management to make certain judgments and assumptions regarding future operations that are based on historical experience and expectations of

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

future performance. In order to recognize a tax benefit in the consolidated financial statements, there must be a greater than fifty percent chance of success of the Company’s position being sustained by the relevant taxing authority with regard to that tax position. Management’s judgments are potentially subject to change given the inherent uncertainty in predicting future performance, which is impacted by such factors as policyholder behavior, competitor pricing and other specific industry and market conditions.

The Company recognizes accrued interest and penalties, if any, related to unrecognized tax benefits as a component of tax expense.

Reserves for Future Policy Benefits and Claims Payable and Other Contract Holder Funds
For traditional life insurance contracts, which include term and whole life, reserves for future policy benefits are determined using the net level premium method and assumptions as of the issue date or acquisition date as to mortality, interest, lapse and expenses, plus provisions for adverse deviations. These assumptions are not unlocked unless the reserve is determined to be deficient. Interest rate assumptions range from 2.5% to 6.0%. Lapse, mortality, and expense assumptions for recoverability are based primarily on Company experience. The Company’s liability for future policy benefits also includes net liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts, which are further discussed in Note 10.

Group payout annuities consist of a closed block of defined benefit annuity plans. The liability for future benefits for these limited payment contracts is calculated using assumptions as of the acquisition date as to mortality and expense plus provisions for adverse deviation.

In conjunction with a prior acquisition, the Company recorded a fair value adjustment at acquisition related to certain annuity and interest sensitive liability blocks of business to reflect the cost of the interest guarantees within the in-force liabilities, based on the difference between the guaranteed interest rate and an assumed new money guaranteed interest rate at acquisition. This adjustment was recorded in reserves for future policy benefits and claims payable. This reserve is reassessed at the end of each period, taking into account changes in the in-force block. Any resulting change in the reserve is recorded as a change in policy reserve through the consolidated income statements.

For the Company’s interest-sensitive life contracts, liabilities approximate the policyholder’s account value, plus the remaining balance of the fair value adjustment related to previously acquired business. For fixed deferred annuities, the fixed option on variable annuities, guaranteed investment contracts and other investment contracts, the liability is the policyholder’s account value, plus, as applicable, the unamortized balance of the previously mentioned fair value adjustment. The liability for fixed index annuities is based on three components, 1) the imputed value of the underlying guaranteed host contract, 2) the fair value of the embedded option component of the contract, and 3) the liability for guaranteed benefits related to the minimum payments for life rider.

The Company has formed both a special purpose vehicle and a statutory business trust, solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited with the Company and secured by the issuance of funding agreements.

Those Medium Term Note instruments issued in a foreign currency have been economically hedged for changes in exchange rates using cross-currency swaps. The unrealized foreign currency gains and losses on those Medium Term Note instruments are included in the carrying value of the trust instruments supported by funding agreements.

Trust instrument liabilities are adjusted to reflect the effects of foreign currency gains and losses using exchange rates as of the reporting date. Foreign currency gains and losses are included in net losses on derivatives and investments.

Jackson and Squire Re are members of the Federal Home Loan Bank of Indianapolis (“FHLBI”) primarily for the purpose of participating in the bank’s mortgage-collateralized loan advance program with short-term and long-term funding facilities. Members are required to purchase and hold a minimum amount of FHLBI capital stock, plus additional stock based on outstanding advances. Advances are in the form of short-term or long-term notes or funding agreements issued to FHLBI.

The Company’s institutional products business is comprised of the guaranteed investment contracts, medium term note funding agreements and FHLBI funding agreement advances described above.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Contingent Liabilities
The Company is a party to legal actions and, at times, regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate their impact on the Company’s financial position. A reserve is established for contingent liabilities if it is probable that a loss has been incurred and the amount is reasonably estimable. It is possible that an adverse outcome in certain of the Company’s contingent liabilities, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company’s financial position. However, it is the opinion of management that the ultimate disposition of contingent liabilities is unlikely to have a material adverse effect on the Company's financial position.

Separate Account Assets and Liabilities
The Company maintains separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. At December 31, 2020 and 2019, the assets and liabilities associated with variable life and annuity contracts were $219.1 billion and $195.1 billion, respectively. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company. Refer to Notes 10 and 15 for additional information regarding the Company’s contractual guarantees. Separate account net investment income, net investment realized and unrealized gains and losses, and the related liability changes are offset within the same line item in the consolidated income statements. Amounts assessed against the contract holders for mortality, variable annuity benefit guarantees, administrative, and other services are reported in revenue as fee income.

Included in the assets and liabilities described above is a Company issued group variable annuity contract designed for use in connection with and issued to the Company’s Defined Contribution Retirement Plan. These deposits are allocated to the Jackson National Separate Account – II, which had balances of $364.5 million and $316.3 million at December 31, 2020 and 2019, respectively. The Company receives administrative fees for managing the funds. These fees are recorded as earned and included in fee income in the consolidated income statements.

Debt
Liabilities for the Company’s debt are primarily carried at an amount equal to the unpaid principal balance. Original issuance discount or premium and any debt issue costs, if applicable, are recognized as a component of interest expense over the period the debt is expected to be outstanding. Refer to Note 11 for further information regarding the Company’s debt.

Share-Based Compensation
As more fully described in Note 17, the Company has certain share award plans that are either equity classified or liability classified.

Revenue and Expense Recognition
Premiums for traditional life insurance are reported as revenues when due. Benefits, claims and expenses are associated with earned revenues in order to recognize profit over the lives of the contracts. This association is accomplished through provisions for future policy benefits and the deferral and amortization of certain acquisition costs.

Deposits on interest-sensitive life products and investment contracts, principally deferred annuities and guaranteed investment contracts, are treated as policyholder deposits and excluded from revenue. Revenues consist primarily of investment income and charges assessed against the account value for mortality charges, surrenders, variable annuity benefit guarantees and administrative expenses. Fee income also includes revenues related to asset management fees and certain service fees. Surrender benefits are treated as repayments of the policyholder account. Annuity benefit payments are treated as reductions to the policyholder account. Death benefits in excess of the policyholder account are recognized as an expense when incurred. Expenses consist primarily of the interest credited to policyholder deposits. Underwriting and other direct acquisition expenses are associated with gross profit in order to recognize profit over the life of the business. This is accomplished through deferral and amortization of acquisition costs and sales inducements. Expenses not related to policy acquisition are recognized when incurred.

Investment income is not accrued on securities in default and otherwise where the collection is uncertain. In these cases, receipts of interest on such securities are used to reduce the cost basis of the securities.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Subsequent Events
The Company has evaluated events through April 12, 2021, which is the date the consolidated financial statements were originally issued.

On February 10, 2021, senior leadership changes were announced appointing Laura Prieskorn as Chief Executive Officer and Marcia Wadsten as Chief Financial Officer of the Company.

In connection with the restatement of the consolidated financial statements, the Company has evaluated events through July 16, 2021, the date on which the consolidated financial statements were available to be reissued, and concluded there were no such events that require disclosure.

4.    Investments

Investments are comprised primarily of fixed-income securities and loans, primarily publicly-traded corporate and government bonds, asset-backed securities and mortgage loans. Asset-backed securities include mortgage-backed and other structured securities. The Company generates the majority of its general account deposits from interest-sensitive individual annuity contracts, life insurance products and guaranteed investment contracts on which it has committed to pay a declared rate of interest. The Company's strategy of investing in fixed-income securities and loans aims to ensure matching of the asset yield with the amounts credited to the interest-sensitive liabilities and to earn a stable return on its investments.

Debt Securities
The following table sets forth the composition of the fair value of debt securities at December 31, 2020, classified by rating categories as assigned by nationally recognized statistical rating organizations (“NRSRO”), the National Association of Insurance Commissioners (“NAIC”), or if not rated by such organizations, the Company’s affiliated investment advisor. The Company uses the second lowest rating by an NRSRO when NRSRO ratings are not equivalent and, for purposes of the table, if not otherwise rated by a NRSRO, the NAIC rating of a security is converted to an equivalent NRSRO-style rating. At December 31, 2020, the carrying value of investments rated by the Company’s affiliated investment advisor totaled $959.5 million.

Percent of Total
Debt Securities
Carrying Value
Investment Rating	December 31, 2020
(As Restated)
AAA	19.3%
AA	8.3%
A	31.1%
BBB	38.2%
Investment grade	96.9%
BB	2.4%
B and below	0.7%
Below investment grade	3.1%
Total fixed maturities	100.0%

As restated, at December 31, 2020, based on ratings by NRSROs, of the total carrying value of debt securities in an unrealized loss position, 82% were investment grade, 2% were below investment grade and 16% were not rated. Unrealized losses on debt securities that were below investment grade or not rated were approximately 18% of the aggregate gross unrealized losses on available for sale debt securities.

Corporate securities in an unrealized loss position were diversified across industries. As restated, as of December 31, 2020, the industries accounting for the largest percentage of unrealized losses included financial services (36% of corporate gross unrealized losses) and energy (19%). The largest unrealized loss related to a single corporate obligor was $14.0 million at December 31, 2020.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

In accordance with guidance adopted January 1, 2020 regarding expected credit loss, securities that incurred a credit loss after December 31, 2019 and were still held at December 31, 2020, are presented net of ACL. In accordance with previous guidance, the non-credit other-than-temporary impairment (“OTTI”) loss is presented for securities, where applicable. At December 31, 2020 and 2019, the amortized cost, gross unrealized gains and losses, fair value and OTTI of debt securities or ACL were as follows (in millions, as restated):

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
December 31, 2020	Cost (1)	Credit Loss	Gains	Losses	Value
Debt Securities
U.S. government securities	$5,072.6	$—	$161.8	$114.9	$5,119.5
Other government securities	1,496.6	—	200.7	0.7	1,696.6
Public utilities	6,225.2	—	1,026.0	1.9	7,249.3
Corporate securities	31,846.0	—	3,284.2	41.9	35,088.3
Residential mortgage-backed	893.2	—	74.0	1.2	966.0
Commercial mortgage-backed	3,069.2	—	247.7	3.5	3,313.4
Other asset-backed securities	5,617.0	13.6	100.7	5.1	5,699.0
Total debt securities	$54,219.8	$13.6	$5,095.1	$169.2	59,132,1

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	Non-credit
December 31, 2019	Cost (1)	Gains	Losses	Value	OTTI (2)
Debt Securities
U.S. government securities	$5,709.0	$427.5	$0.7	$6,135.8	$—
Other government securities	1,601.3	140.2	0.1	1,741.4	—
Public utilities	6,150.4	602.2	2.3	6,750.3	—
Corporate securities	34,225.8	2,141.3	16.8	36,350.3	—
Residential mortgage-backed	989.3	60.4	1.5	1,048.2	(24.1)
Commercial mortgage-backed	2,948.4	101.5	3.5	3,046.4	0.2
Other asset-backed securities	1,881.1	30.0	9.4	1,901.7	(10.8)
Total debt securities	$53,505.3	$3,503.1	$34.3	$56,974.1	$(34.7)

(1)	Amortized cost, apart from the carrying value for securities carried at fair value under the fair value option.
(2)	Represents the amount of cumulative non-credit OTTI gains (losses) recognized in other comprehensive income for which credit impairments have been recorded.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The amortized cost, allowance for credit losses, gross unrealized gains and losses, and fair value of debt securities at December 31, 2020, by contractual maturity, are shown below (in millions, as restated). Actual maturities may differ from contractual maturities where securities can be called or prepaid with or without early redemption penalties.

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized
	Cost(1)	Credit Loss	Gains	Losses	Fair Value
Due in 1 year or less	$1,718.2	$—	$21.2	$0.1	$1,739.3
Due after 1 year through 5 years	8,478.5	—	646.0	11.5	9,113.0
Due after 5 years through 10 years	16,250.8	—	1,757.6	17.2	17,991.2
Due after 10 years through 20 years	8,308.3	—	1,187.3	40.9	9,454.7
Due after 20 years	9,884.6	—	1,060.6	89.7	10,855.5
Residential mortgage-backed	893.2	—	74.0	1.2	966.0
Commercial mortgage-backed	3,069.2	—	247.7	3.5	3,313.4
Other asset-backed securities	5,617.0	13.6	100.7	5.1	5,699.0
Total	$54,219.8	$13.6	$5,095.1	$169.2	$59,132.1

(1) Amortized cost, apart from the carrying value for securities carried at fair value under the fair value option.

Securities with a carrying value of $123.1 million and $117.5 million at December 31, 2020 and 2019, respectively, were on deposit with regulatory authorities, as required by law in various states in which business is conducted.

Residential mortgage-backed securities (“RMBS”) include certain RMBS, which are collateralized by residential mortgage loans and are neither explicitly nor implicitly guaranteed by U.S. government agencies (“non-agency RMBS”). The Company’s non-agency RMBS include investments in securities backed by prime, Alt-A, and subprime loans as follows (in millions):

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
	Cost(1)	Credit Loss	Gains	Losses	Value
December 31, 2020 (As Restated)
Prime	$285.5	$—	$16.9	$0.7	$301.7
Alt-A	122.0	—	25.5	0.3	147.2
Subprime	61.0	—	13.9	0.2	74.7
Total non-agency RMBS	$468.5	$—	$56.3	$1.2	$523.6

			Gross	Gross
		Amortized	Unrealized	Unrealized	Fair
		Cost(1)	Gains	Losses	Value
December 31, 2019
Prime		$320.8	$13.1	$0.1	$333.8
Alt-A		89.3	25.0	—	114.3
Subprime		80.1	13.0	0.1	93.0
Total non-agency RMBS		$490.2	$51.1	$0.2	$541.1
(1) Amortized cost, apart from carrying value for securities carried at fair value under the fair value option.

The Company defines its exposure to non-agency residential mortgage loans as follows. Prime loan-backed securities are collateralized by mortgage loans made to the highest rated borrowers. Alt-A loan-backed securities are collateralized by mortgage loans made to borrowers who lack credit documentation or necessary requirements to obtain prime borrower rates. Subprime loan-backed securities are collateralized by mortgage loans made to borrowers that have a FICO score of 680 or lower.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The following table summarizes the number of securities, fair value and the gross unrealized losses of debt securities for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual debt securities have been in a continuous loss position (dollars in millions):

	December 31, 2020 (As Restated)			December 31, 2019

	Less than 12 months			Less than 12 months
	Gross	Fair Value		Gross	Fair Value
	Unrealized		# of	Unrealized		# of
	Losses		securities	Losses		securities
U.S. government securities	$114.9	$3,944.7	7	$0.4	$35.3	1
Other government securities	0.7	89.4	7	—	4.0	1
Public utilities	1.9	146.5	17	2.0	177.2	22
Corporate securities	41.4	1,391.1	152	13.3	1,303.6	93
Residential mortgage-backed	1.2	35.3	28	0.8	251.3	27
Commercial mortgage-backed	3.2	151.9	13	3.4	361.9	35
Other asset-backed securities	1.6	824.2	93	8.2	684.2	72
Total temporarily impaired
securities	$164.9	$6,583.1	317	$28.1	$2,817.5	251

	12 months or longer			12 months or longer
	Gross	Fair Value		Gross	Fair Value
	Unrealized		# of	Unrealized		# of
	Losses		securities	Losses		securities
U.S. government securities	$—	$—	—	$0.3	$104.6	2
Other government securities	—	—	—	—	—	—
Public utilities	—	—	—	0.4	8.7	1
Corporate securities	0.5	2.9	3	3.5	108.1	22
Residential mortgage-backed	—	1.8	4	0.7	62.9	43
Commercial mortgage-backed	0.3	9.7	1	0.1	10.5	2
Other asset-backed securities	3.5	47.2	5	1.2	63.2	13
Total temporarily impaired
securities	$4.3	$61.6	13	$6.2	$358.0	83

	Total			Total
	Gross	Fair Value		Gross	Fair Value
	Unrealized		# of	Unrealized		# of
	Losses		securities	Losses		securities
U.S. government securities	$114.9	$3,944.7	7	$0.7	$139.9	3
Other government securities	0.7	89.4	7	—	4.0	1
Public utilities	1.9	146.5	17	2.4	185.9	23
Corporate securities	41.9	1,394.0	155	16.8	1,411.7	115
Residential mortgage-backed	1.2	37.1	32	1.5	314.2	70
Commercial mortgage-backed	3.5	161.6	14	3.5	372.4	37
Other asset-backed securities	5.1	871.4	98	9.4	747.4	85
Total temporarily impaired
securities	$169.2	$6,644.7	330	$34.3	$3,175.5	334

Debt securities in an unrealized loss position as of December 31, 2020 did not require an impairment recognized in earnings as the Company did not intend to sell these debt securities; it is not more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis; and the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation, the Company believes it has the ability to generate adequate amounts of cash from normal operations to meet cash requirements with a reasonable margin of safety without requiring the sale of impaired securities.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

As of December 31, 2020, unrealized losses associated with debt securities are primarily due to widening credit spreads or rising risk free rates since purchase. The Company performed a detailed analysis of the financial performance of the underlying issues in an unrealized loss position and determined that recovery of the entire amortized cost of each impaired security is expected. In addition, mortgage-backed and asset-backed securities were assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities, and prepayment rates. The Company estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. The forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, and other independent market data. Based upon this assessment of the expected credit losses of the security given the performance of the underlying collateral compared to subordination or other credit enhancement, the Company expects to recover the entire amortized cost of each impaired security.

Evaluation of Available For Sale Debt Securities for Credit Loss
For debt securities in an unrealized loss position, management first assesses whether the Company has the intent to sell, or whether it is more likely than not it will be required to sell the security before the amortized cost basis is fully recovered. If either criteria is met, the amortized cost is written down to fair value through net losses on derivatives and investments as an impairment.

Debt securities in an unrealized loss position for which the Company does not have the intent to sell or is not more likely than not to sell the security before recovery to amortized cost are evaluated to determine if the cause of the decline in fair value resulted from credit losses or other factors and includes estimates about the operations of the issuer and future earnings potential.

The credit loss evaluation may consider the extent to which the fair value is below amortized cost; changes in ratings of the security; whether a significant covenant related to the security has been breached; or an issuer has filed or indicated a possibility of filing for bankruptcy, has missed or announced it intends to miss a scheduled interest or principal payment, or has experienced a specific material adverse change that may impair its creditworthiness; judgments about an obligor’s current and projected financial position; an issuer’s current and projected ability to service and repay its debt obligations; the existence of, and realizable value of, any collateral backing the obligations; and the macro-economic and micro-economic outlooks for specific industries and issuers.

In addition to the above, the credit loss review of investments in asset-backed securities includes the review of future estimated cash flows, including expected and stress case scenarios, to identify potential shortfalls in contractual payments. These estimated cash flows are developed using available performance indicators from the underlying assets including current and projected default or delinquency rates, levels of credit enhancement, current subordination levels, vintage, expected loss severity and other relevant characteristics. These estimates reflect a combination of data derived by third parties and internally developed assumptions. Where possible, this data is benchmarked against third-party sources.

For mortgage-backed securities, credit losses are assessed using a cash flow model that estimates the cash flows on the underlying mortgages, using the security-specific collateral characteristics and transaction structure. The model estimates cash flows from the underlying mortgage loans and distributes those cash flows to various tranches of securities, considering the transaction structure and any subordination and credit enhancements existing in that structure. The cash flow model incorporates actual cash flows on the mortgage-backed securities through the current period and then projects the remaining cash flows using a number of assumptions, including prepayment speeds, default rates and loss severity. Specifically, for prime and Alt-A RMBS, the assumed default percentage is dependent on the severity of delinquency status, with foreclosures and real estate owned receiving higher rates, but also includes the currently performing loans. These estimates reflect a combination of data derived by third parties and internally developed assumptions. Where possible, this data is benchmarked against other third-party sources. In addition, these estimates are extrapolated along a default timing curve to estimate the total lifetime pool default rate.

When a credit loss is determined to exist and the present value of cash flows expected to be collected is less than the amortized cost of the security, an allowance for credit loss is recorded along with a charge to net losses on derivatives and investments, limited by the amount that the fair value is less than amortized cost. Any remaining unrealized loss after recording the allowance for credit loss is the non-credit amount and is recorded to other comprehensive income. The allowance for credit loss for specific debt securities may be increased or reversed in subsequent periods due to changes in the assessment of present value of cash flows that are expected to be collected. Any changes to the

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

allowance for credit loss is recorded as a provision for (or reversal of) credit loss expense in net losses on derivatives and investments.

When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Accrued interest receivables are presented separate from the amortized cost basis of debt securities. Accrued interest receivables that are determined to be uncollectible are written off with a corresponding reduction to net investment income.

The rollforward of ACL for available for sale securities by sector is as follows (in millions):

December 31, 2020	US government securities	Other government securities	Public utilities	Corporate securities	Residential mortgage-backed	Commercial mortgage-backed	Other asset-backed securities	Total
Balance, beginning of period	$—	$—	$—	$—	$—	$—	$—	$—
Additions for which credit loss was not previously recorded	—	—	—	—	0.3	—	17.2	17.5
Changes for securities with previously recorded credit loss	—	—	—	—	(0.3)	—	(3.6)	(3.9)
Additions for purchases of PCD debt securities (1)	—	—	—	—	—	—	—	—
Reductions for securities disposed	—	—	—	—	—	—	—	—
Securities intended/required to be sold before recovery of amortized cost basis	—	—	—	—	—	—	—	—
Balance, end of period (2)	$—	$—	$—	$—	$—	$—	$13.6	$13.6

(1) Represents purchased credit-deteriorated ("PCD") fixed maturity AFS securities.
(2) Accrued interest receivable on debt securities totaled $432.7 million as of December 31, 2020 and was excluded from the estimate of credit losses.

The following table summarizes net losses on derivatives and investments (in millions, as restated):

	For the Years Ended December 31,
	2020	2019	2018
Available-for-sale securities
Realized gains on sale	$772.0	$302.0	$52.2
Realized losses on sale	(194.7)	(107.0)	(59.8)
Credit loss expense	(13.6)	—	—
Gross impairments	(27.2)	(2.3)	(11.9)
Credit loss expense on mortgage loans	(61.1)	—	—
Other(1)	(102.3)	(8.4)	37.6
Net realized gains excluding derivatives and funds withheld	373.1	184.3	18.1

Net losses on derivative instruments (see Note 5)	(7,267.0)	(6,571.0)	(516.9)
Net realized gains on funds withheld reinsurance treaties (see Note 8)	439.7	(329.8)	(310.5)

Total net losses on derivatives and investments	$(6,454.2)	$(6,716.5)	$(809.3)
(1) Includes the foreign currency gain or loss related to foreign denominated mortgage loans and trust instruments supporting funding agreements.

Net realized gains on funds withheld reinsurance treaties represents income from the sale of investments held in segregated funds withheld accounts in support of reinsurance agreements for which Jackson retains legal ownership of the underlying investments. These realized gains are increased or decreased by changes in the embedded derivative liability related to the Athene Reinsurance Agreement and also includes (i) changes in the related funds withheld payable, as all economic benefits of the investments held in the segregated accounts inure to the benefit of the reinsurers under the respective reinsurance agreements, and (ii) amortization of the difference between book value and fair value of the investments as of the effective date of the reinsurance agreements.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The aggregate fair value of securities sold at a loss for the years ended December 31, 2020, 2019, and 2018 was $7,608.0 million, $2,305.4 million and $3,903.1 million, respectively, which was approximately 97%, 96%, and 99% of book value, respectively.

The following summarizes the activity for credit losses recognized in net income on securities where an other-than-temporary impairment was identified, and the non-credit portion of the other-than-temporary impairment was included in other comprehensive income for the year ended December 31, 2019 (in millions):

2019
Cumulative credit loss beginning balance	$200.9
Additions:
New credit losses	1.1
Incremental credit losses	1.3
Reductions:
Securities sold, paid down or disposed of	(20.8)
Securities where there is intent to sell	(1.1)
Cumulative credit loss ending balance	$181.4

There are inherent uncertainties in assessing the fair values assigned to the Company’s investments and in determining whether a decline in fair value is other-than-temporary. The Company’s reviews of net present value and fair value involve several criteria including economic conditions, credit loss experience, other issuer-specific developments and estimated future cash flows. These assessments are based on the best available information at the time. Factors such as market liquidity, the widening of bid/ask spreads and a change in the cash flow assumptions can contribute to future price volatility. If actual experience differs negatively from the assumptions and other considerations used in the consolidated financial statements, unrealized losses currently reported in accumulated other comprehensive income may be recognized in the consolidated income statements in future periods.

The Company currently has no intent to sell securities with unrealized losses considered to be temporary until they mature or recover in value and believes that it has the ability to do so. However, if the specific facts and circumstances surrounding an individual security, or the outlook for its industry sector change, the Company may sell the security prior to its maturity or recovery and realize a loss.

Unconsolidated VIEs
The Company invests in certain limited partnerships (“LPs”) and limited liability companies (“LLCs”) that they have concluded are VIEs. Based on the analysis of these entities, the Company is not the primary beneficiary of the VIEs as it does not have the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance. In addition, the Company does not have the obligation to absorb losses, or the right to receive benefits that could potentially be significant to the entities. Therefore, the Company does not consolidate these VIEs and the carrying amounts of the Company’s investments in these LPs and LLCs are recognized in other invested assets on the consolidated balance sheets. Unfunded commitments for these investments are detailed in Note 15. The Company’s exposure to loss is limited to the capital invested and unfunded commitments related to the LPs and LLCs, which was $2,598.4 million and $1,979.4 million as of December 31, 2020 and 2019, respectively. The capital invested in an LP or LLC equals the original capital contributed, increased for additional capital contributed after the initial investment, and reduced for any returns of capital from the LP or LLC. LPs and LLCs are carried at fair value as described in Note 3.

The Company invests in certain mutual funds that it has concluded are VIEs. Based on the analysis of these entities, the Company is not the primary beneficiary of the VIEs. Mutual funds for which the Company does not have the obligation to absorb losses or the right to receive benefits that could potentially be significant to the entities are recognized in equity securities on the consolidated balance sheets and were $130.2 million and $135.8 million as of December 31, 2020 and 2019, respectively. The Company’s maximum exposure to loss on these mutual funds is limited to the amortized cost for these investments.

The Company makes investments in structured debt securities issued by VIEs for which they are not the manager. These structured debt securities include RMBS, CMBS, and ABS. The Company does not consolidate the

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

securitization trusts utilized in these transactions because they do not have the power to direct the activities that most significantly impact the economic performance of these securitization trusts. The Company does not consider their continuing involvement with these VIEs to be significant because they either invest in securities issued by the VIE and were not involved in the design of the VIE or no transfers have occurred between the Company and the VIE. The Company’s maximum exposure to loss on these structured debt securities is limited to the amortized cost of these investments. The Company does not have any further contractual obligations to the VIE. The Company recognizes the variable interest in these VIEs at fair value on the consolidated balance sheets.

Commercial Mortgage Loans
As restated, commercial mortgage loans of $10.2 billion and $9.9 billion at December 31, 2020 and 2019, respectively, are reported net of an allowance for credit losses of $164.7 million and $8.9 million at each date, respectively. At December 31, 2020, commercial mortgage loans were collateralized by properties located in 39 states, the District of Columbia, and Europe. Accrued interest receivable on commercial mortgage loans was $32.3 million and $31.4 million at December 31, 2020 and 2019, respectively.

Residential Mortgage Loans
As restated, residential mortgage loans of $448.6 million and nil at December 31, 2020 and 2019, respectively, are reported net of an allowance for credit losses of $14.5 million and nil at each date, respectively. Loans were collateralized by properties located in 47 states and the District of Columbia. As of December 31, 2020, the portfolio was current and accruing interest, and all loans were in good standing, less than 90 days overdue. Accrued interest receivable on residential mortgage loans was $2.9 million and nil at December 31, 2020 and 2019, respectively.

Mortgage Loan Concessions
In response to the adverse economic impact of the COVID-19 Pandemic, the Company granted concessions to certain of its commercial mortgage loan borrowers, including payment deferrals and other loan modifications. The Company has elected the option under the Coronavirus Aid, Relief, and Economic Security Act, the Consolidated Appropriations Act of 2021, and the Interagency Statement on Loan Modifications and Reporting for Financial Institutions Working with Customers Affected by the Coronavirus (Revised) issued by bank regulatory agencies, not to account for or report qualifying concessions as troubled debt restructurings and does not classify such loans as past due during the payment deferral period. Additionally, in accordance with the FASB’s published response to a COVID-19 Pandemic technical inquiry, the Company continues to accrue interest income on such loans that have deferred payment. For some commercial mortgage loan borrowers (principally in the hotel and retail sectors), the Company granted concessions which were primarily interest and/or principal payment deferrals generally ranging from 6 to 14 months and, to a much lesser extent, maturity date extensions. Repayment periods are generally within one year but may extend until maturity date. Deferred commercial mortgage loan interest and principal payments were $16.2 million at December 31, 2020. The concessions granted had no impact on the Company’s results of operations or financial position as the Company has not granted concessions that would have been disclosed and accounted for as troubled debt restructurings.

Evaluation for Credit Losses on Mortgage Loans
The Company reviews mortgage loans on a quarterly basis to estimate the ACL with changes in the ACL recorded in net losses on derivatives and investments. Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The Company utilizes a third-party forecasting model to estimate lifetime expected credit losses at a loan level. The model forecasts net operating income and property values for the economic scenario. The debt service coverage ratios (“DSCR”) and loan to values (“LTV”) are calculated over the forecastable period by comparing the projected net operating income and property valuations to the loan payment and principal amounts of each loan. The model utilizes historical mortgage loan performance based on DSCRs and LTV to derive probability of default and expected losses based on the economic scenario that is similar to the Company’s expectations of economic factors such as unemployment, GDP growth, and interest rates. The Company determined the forecastable period to be reasonable and supportable for a period of two years beyond the end of the reporting period. Over the following one-year period, the model reverts to the historical performance of the portfolio for the remainder of the contractual term of the loans. In cases where the Company does not have an appropriate length of historical performance, the relevant historical rate from an index or the lifetime expected credit loss calculated from the model may be used.

Unfunded commitments are included in the model and an ACL is determined accordingly. Credit loss estimates are pooled by property type and the Company does not include accrued interest in the determination of ACL.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

For individual loans or for types of loans for which the third-party model is deemed not suitable, the Company utilizes relevant current market data, industry data, and publicly available historical loss rates to calculate an estimate of the lifetime expected credit loss.

Mortgage loans on real estate deemed uncollectible are charged against the ACL, and subsequent recoveries, if any, are credited to the ACL, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Mortgage loans on real estate are presented net of the allowance for credit losses on the consolidated balance sheets.

The following table provides a summary of the allowance for credit losses in the Company’s mortgage loan portfolios at December 31, 2020 and 2019 (in millions):

2020 (As Restated)	Apartment	Hotel	Office	Retail	Warehouse	Residential Mortgage	Total
Balance at beginning of year	$3.7	$0.8	$1.1	$2.0	$1.3	—	$8.9
Cumulative effect of change in
accounting principle	23.6	5.0	7.8	10.3	15.3	—	62.0
Charge offs, net of recoveries	—	—	—	—	—	—	—
Additions from purchase of PCD
mortgage loans	—	—	—	—	—	—	—
Provision (release)	30.6	28.1	16.0	11.9	7.2	14.5	108.3
Balance at end of year (1)	$57.9	$33.9	$24.9	$24.2	$23.8	$14.5	$179.2

2019	Apartment	Hotel	Office	Retail	Warehouse	Total
Balance at beginning of year	$1.9	$0.7	$0.9	$1.5	$0.4	$5.4
Charge offs, net of recoveries	—	—	—	—	—	—
Additions from purchase of PCD
mortgage loans	—	—	—	—	—	—
Provision (release)	1.8	0.1	0.2	0.5	0.9	3.5
Balance at end of year (1)	$3.7	$0.8	$1.1	$2.0	$1.3	$8.9

(1) Accrued interest receivable totaled $32.3 million and $31.4 million as of December 31, 2020 and 2019, respectively, and was excluded from the estimate of credit losses.

As of December 31, 2020 and 2019, the Company’s mortgage loan portfolio is current and accruing interest. Delinquency status is determined from the date of the first missed contractual payment.

At December 31, 2020 and 2019, there was no recorded investment, no unpaid principal balance, no related loan allowance, no average recorded investment, and no investment income recognized on impaired loans.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The following tables provide information about the credit quality and vintage year of commercial mortgage loans (in millions, as restated):

	2020	2019	2018	2017	2016	Prior	Revolving Loans	Total	% of Total
Loan to value ratios:
Less than 70%	$1,346.5	$1,315.0	$1,752.8	$1,678.7	$1,320.5	$1,846.3	$4.0	$9,263.8	90%
70% - 80%	66.2	348.1	127.9	80.0	94.3	128.5	—	845.0	8%
80% - 100%	—	91.7	4.9	46.8	—	26.7	—	170.1	2%
Total	$1,412.7	$1,754.8	$1,885.6	$1,805.5	$1,414.8	$2,001.5	$4.0	$10,278.9	100%
Debt service coverage ratios:
Loan to value ratios:
Greater than 1.20x	$1,078.4	$1,601.7	$1,738.0	$1,794.4	$1,408.8	$1,880.6	$4.0	$9,505.9	93%
1.00x - 1.20x	334.3	137.9	89.7	11.1	—	88.8		661.8	6%
80% - 100%	—	15.2	57.9	—	6.0	32.1		111.2	1%
Total	$1,412.7	$1,754.8	$1,885.6	$1,805.5	$1,414.8	$2,001.5	$4.0	$10,278.9	100%

	December 31, 2020 (As Restated)
	In Good Standing (1)	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$3,905.3	$—	$—	$—	$3,905.3
Hotel	882.7	—	—	—	882.7
Office	1,569.7	—	—	—	1,569.7
Retail	1,942.4	—	—	—	1,942.4
Warehouse	1,978.8	—	—	—	1,978.8
Total commercial	$10,278.9	$—	$—	$—	$10,278.9
Residential	448.6				448.6
Total commercial	$10,727.5	$—	$—	$—	$10,727.5

	December 31, 2019
	In Good Standing (1)	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$3,776.3	$—	$—	$—	$3,776.3
Hotel	818.1	—	—	—	818.1
Office	1,256.1	—	—	—	1,256.1
Retail	1,777.0	—	—	—	1,777.0
Warehouse	2,276.1	—	—	—	2,276.1
Total	$9,903.6	$—	$—	$—	$9,903.6

(1) At December 31, 2020 and 2019, includes mezzanine loans of $44.6 million and $3.8 million in the Apartment category and $116.8 million and $66.0 million in the Office category, $33.4 million and nil in the Hotel category, $48.1 million and nil in the Warehouse category, respectively.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

During 2020 and 2019, there were no commercial mortgage loans involved in troubled debt restructuring. During 2020 and 2019, there were no stressed loans for which the Company is dependent, or expects to be dependent, on the underlying property to satisfy repayment.

Other Invested Assets
Other invested assets primarily include investments in limited partnerships, Federal Home Loan Bank capital stock and real estate. At December 31, 2020 and 2019, investments in limited partnerships had carrying values of $1,582.9 million and $1,384.1 million, respectively. At both December 31, 2020 and 2019, Federal Home Loan Bank capital stock had carrying value of $125.4 million. At December 31, 2020 and 2019, real estate totaling $250.0 million and $256.8 million, respectively, included foreclosed properties with a book value of $0.7 million at both December 31, 2020 and 2019.

Securities Lending
The Company has entered into securities lending agreements with agent banks whereby blocks of securities are loaned to third parties, primarily major brokerage firms. As of December 31, 2020 and 2019, the estimated fair value of loaned securities was $11.9 million and $46.4 million, respectively. The agreements require a minimum of 102 percent of the fair value of the loaned securities to be held as collateral, calculated on a daily basis. To further minimize the credit risks related to these programs, the financial condition of counterparties is monitored on a regular basis. At December 31, 2020 and 2019, cash collateral received in the amount of $12.3 million and $48.3 million, respectively, was invested by the agent banks and included in cash and cash equivalents of the Company. A securities lending payable for the overnight and continuous loans is included in liabilities in the amount of cash collateral received. Securities lending transactions are used to generate income. Income and expenses associated with these transactions are reported as net investment income.

Repurchase Agreements
The Company routinely enters into repurchase agreements whereby the Company agrees to sell and repurchase securities. These agreements are accounted for as financing transactions, with the assets and associated liabilities included in the consolidated balance sheets. As of December 31, 2020 and 2019, short-term borrowings under such agreements averaged $454.9 million and $77.0 million, respectively, with weighted average interest rates of 0.16% and 2.29%, respectively. At December 31, 2020 and 2019, the outstanding repurchase agreement balance was $1,100.0 million and nil, respectively, collateralized with US Treasury notes and maturing within 30 days, and was included within other liabilities in the consolidated balance sheets. In the event of a decline in the fair value of the pledged collateral under these agreements, the Company may be required to transfer cash or additional securities as pledged collateral. Interest expense totaled $0.8 million, $1.8 million, and $6.8 million during 2020, 2019, and 2018, respectively. The highest level of short-term borrowings at any month end was $1,485.6 million in 2020 and $410.6 million in 2019.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Investment Income
The sources of net investment income were as follows (in millions, as restated):

	Years Ended December 31,
	2020	2019	2018
Debt securities	$1,579.0	$2,131.8	$1,930.7
Equity securities	(3.6)	22.4	(4.2)
Mortgage loans	364.9	392.3	340.6
Policy loans	78.6	89.2	86.0
Limited partnerships	104.8	184.4	185.2
Other investment income	14.3	41.5	29.2
Total investment income excluding funds withheld assets	2,138.0	2,861.6	2,567.5

Net investment income on funds withheld assets (see Note 8)	791.8	329.8	310.5

Investment expenses
Derivative trading commission	(5.2)	(3.7)	(2.9)
Depreciation on real estate	(10.8)	(10.9)	(10.8)
Other investment expenses (1)	(132.9)	(158.4)	(78.7)
Total investment expenses	(148.9)	(173.0)	(92.4)
Net investment income	$2,780.9	$3,018.4	$2,785.6

(1) Includes interest expense and market appreciation on deferred compensation; investment software expense, custodial fees, and other bank fees; institutional product issuance related expenses; and other expenses.

Unrealized (losses) gains included in investment income that were recognized on equity securities held were $(2.1) million, $6.4 million, and $(10.4) million, respectively, at December 31, 2020, 2019, and 2018. Investment loss of $24.9 million, $40.4 million, and $8.7 million, was recognized on securities carried at fair value recorded through income at December 31, 2020, 2019, and 2018, respectively.

5.    Derivative Instruments

Jackson’s business model includes the acceptance, monitoring and mitigation of risk. Specifically, Jackson considers, among other factors, exposures to interest rate and equity market movements, foreign exchange rates and other asset or liability prices. The Company uses derivative instruments to mitigate or reduce these risks in accordance with established policies and goals. Jackson’s derivative holdings, while effective in managing defined risks, are not structured to meet accounting requirements to be designated as hedging instruments. As a result, freestanding derivatives are carried at fair value with changes recorded in net losses on derivatives and investments.

Cross-currency swaps are over-the-counter agreements to exchange interest and principal payments denominated in different currencies. These contracts are entered into for the purpose of hedging the foreign currency exposure on certain debt securities and mortgage loans held in the investment portfolio, as well as trust agreements supported by funding agreements. Cross-currency swaps are carried at fair value.

Cross-currency forwards are over-the-counter agreements to exchange payments denominated in different currencies. These contracts are entered into for the purpose of hedging the foreign currency exposure on certain debt securities and mortgage loans held in the investment portfolio. Cross-currency forwards are carried at fair value.

Credit default swaps, with maturities up to five years, are agreements where the Company has purchased default protection on certain underlying corporate bonds held in its portfolio. These contracts allow the Company to sell the protected bonds at par value to the counterparty if a defined “default event” occurs, in exchange for periodic payments made by the Company for the life of the agreement. Credit default swaps are carried at fair value. The Company does not currently sell default protection using credit default swaps or other similar derivative instruments.

Put-swaption contracts provide the purchaser with the right, but not the obligation, to require the writer to pay the present value of a long-term interest rate swap at future exercise dates. The Company purchases and writes put-swaptions for hedging purposes with original maturities of up to 10 years. Put-swaptions hedge against movements in interest rates. Written put-swaptions may be entered into in conjunction with

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

associated put-swaptions purchased from the same counterparties, referred to as linked put-swaptions. Linked put-swaptions have identical notional amounts and strike prices, but have different underlying swap terms. Linked put-swaptions are presented at the fair value of the net position for each pair of contracts. Non-linked put-swaptions are carried at fair value.

Equity index futures contracts and equity index options (including various call and put options, interest rate-contingent options, currency-contingent options, and put spreads), which are used to hedge the Company’s equity risk, including obligations associated with its fixed index annuities and guarantees in variable annuity products, are carried at fair value.

Total return swaps, for which the Company receives returns based on reference pools of assets in exchange for short-term floating rate payments based on notional amounts, are held for both hedging and investment purposes, and are carried at fair value.

Interest rate swap agreements used for hedging purposes generally involve the exchange of fixed and floating payments based on a notional contract amount over the period for which the agreement remains outstanding without an exchange of the underlying notional amount. Interest rate swaps are carried at fair value.

Treasury futures contracts are used to hedge movements in interest rates and are carried at fair value.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

A summary of the aggregate contractual or notional amounts and fair values of the Company’s freestanding and embedded derivative instruments, excluding the Athene embedded derivative, are as follows (in millions, as restated):

	December 31, 2020
	Assets		Liabilities
	Contractual/		Contractual/		Net
	Notional	Fair	Notional	Fair	Fair
	Amount (1)	Value	Amount (1)	Value	Value
Freestanding derivatives
Cross-currency swaps	$1,228.1	$93.0	$516.0	$(34.0)	$59.0
Equity index call options	26,300.0	1,127.3	—	—	1,127.3
Equity index futures (2)	—	—	27,651.0	—	—
Equity index put options	27,000.0	178.0	—	—	178.0
Interest rate swaps	4,250.0	721.8	500.0	(0.9)	720.9
Interest rate swaps - cleared (2)	—	—	1,500.0	(8.2)	(8.2)
Put-swaptions	1,000.0	99.5	—	—	99.5
Treasury futures (2)	8,510.6	—	—	—	—
Total freestanding derivatives	68,288.7	2,219.6	30,167.0	(43.1)	2,176.5

Embedded derivatives - product liabilities
VA embedded derivatives (3)	N/A	—	N/A	5,592.1	5,592.1
FIA embedded derivatives (4)	N/A	—	N/A	1,483.9	1,483.9
Total embedded derivatives	N/A	—	N/A	7,076.0	7,076.0
Total (5)	$68,288.7	$2,219.6	$30,167.0	$7,032.9	$9,252.5

	December 31, 2019
	Assets		Liabilities
	Contractual/		Contractual/		Net
	Notional	Fair	Notional	Fair	Fair
	Amount (1)	Value	Amount (1)	Value	Value
Freestanding derivatives
Cross-currency swaps	$695.8	$12.4	$514.6	$(22.0)	$(9.6)
Equity index call options	31,000.0	561.4	—	—	561.4
Equity index futures (2)	—	—	19,065.3	—	—
Equity index put options	44,500.0	323.3	—	—	323.3
Interest rate swaps	8,750.0	501.7	1,000.0	(2.3)	499.4
Put-swaptions	3,000.0	87.6	—	—	87.6
Treasury futures (2)	2,572.4	—	—	—	—
Total freestanding derivatives	90,518.2	1,486.4	20,579.9	(24.3)	1,462.1

Embedded derivatives - product liabilities
VA embedded derivatives (3)	N/A	—	N/A	2,790.4	2,790.4
FIA embedded derivatives (4)	N/A	—	N/A	1,381.5	1,381.5
Total embedded derivatives	N/A	—	N/A	4,171.9	4,171.9
Total	$90,518.2	$1,486.4	$20,579.9	$4,147.6	$5,634.0
(1) The notional amount for swaps and put-swaptions represents the stated principal balance used as a basis for calculating payments. The contractual amount for futures and options represents the market exposure of open positions.

(2) Variation margin is considered settlement resulting in the netting of cash received/paid for variation margin against the fair value of the trades.
(3) Included within reserves for future policy benefits and claims payable on the consolidated balance sheets. The nonperformance risk adjustment is included in the 2020 balance above.
(4) Included within other contract holder funds on the consolidated balance sheets. The nonperformance risk adjustment is included in the 2020 balance above.
(5) Excludes funds withheld derivative assets of $0.2 million, liabilities of $13.3 million, and embedded derivative liability of $826.6 million under reinsurance treaties, which are reported as a component of net realized gains (losses) on investments.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The following table reflects the results of the Company’s derivatives, including gains (losses) and change in fair value of freestanding derivative instruments and embedded derivatives (in millions, as restated):

	Years Ended December 31,
	2020(1)	2019	2018
Cross-currency swaps	$73.9	$11.3	$(36.8)
Equity index call options	1,468.2	103.6	(700.1)
Equity index futures	(8,285.9)	(6,390.8)	2,080.4
Equity index put options	(217.9)	(1,278.7)	(510.6)
Interest rate swaps	577.4	427.0	(145.7)
Interest rate swaps - cleared	1.0	—	—
Put-swaptions	199.2	64.8	13.7
Treasury futures	1,651.0	540.2	30.1
Fixed index annuity embedded derivatives	30.2	(309.9)	42.2
Variable annuity embedded derivatives	(2,764.1)	261.5	(1,290.1)
Total net derivative gains (losses)	$(7,267.0)	$(6,571.0)	$(516.9)

(1) Excludes the loss on derivatives that are part of the funds withheld payable under reinsurance treaties of $228.0 million, which are reported as a component of net realized gains (losses) on investments, and the loss on funds withheld embedded derivative liability of $826.6 million at December 31, 2020.

All of Jackson’s trade agreements for freestanding, over-the-counter derivatives contain credit downgrade provisions that allow a party to assign or terminate derivative transactions if the counterparty’s credit rating declines below an established limit. At December 31, 2020 and 2019, the fair value of Jackson’s net non-cleared, over-the-counter derivative assets by counterparty were $2,184.7 million and $1,462.1 million, respectively, and held collateral was $2,124.2 million and $1,752.1 million respectively, related to these agreements. At December 31, 2020 and 2019, the fair value of Jackson’s net non-cleared, over-the-counter derivative liabilities by counterparty was $13.1 million and nil, respectively, and provided collateral was $25.7 million and nil, respectively, related to these agreements. If all of the downgrade provisions had been triggered at December 31, 2020 or 2019, in aggregate, Jackson would have had to disburse nil and $290.0 million, respectively, to counterparties, representing the net fair values of derivatives by counterparty, less collateral held.

Offsetting Assets and Liabilities
The Company’s derivative instruments, repurchase agreements and securities lending agreements are subject to master netting arrangements and collateral arrangements. A master netting arrangement with a counterparty creates a right of offset for amounts due to and due from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company recognizes amounts subject to master netting arrangements on a gross basis within the consolidated balance sheets.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The following tables present the gross and net information about the Company’s financial instruments subject to master netting arrangements (in millions):

	December 31, 2020 (As Restated)
	Gross Amounts Recognized	Gross Amounts Offset in the Consolidated Balance Sheets	Net Amounts Presented in the Consolidated Balance Sheets

				Gross Amounts Not Offset in the Consolidated Balance Sheets

				Financial Instruments(1)	Cash Collateral	Securities Collateral (2)	Net Amount

Financial Assets:
Freestanding derivative assets	$2,219.8	$—	$2,219.8	$35.1	$1,097.9	$890.0	$196.8

Financial Liabilities:
Freestanding derivative liabilities	$56.4	$—	$56.4	$35.1	$13.1	$—	$8.2
Securities loaned	12.3	—	12.3	—	12.3	—	—
Repurchase agreements	1,100.0	—	1,100.0	—	—	1,100.0	—
Total financial liabilities	$1,168.7	$—	$1,168.7	$35.1	$25.4	$1,100.0	$8.2

	December 31, 2019
	Gross Amounts Recognized	Gross Amounts Offset in the Consolidated Balance Sheets	Net Amounts Presented in the Consolidated Balance Sheets

				Gross Amounts Not Offset in the Consolidated Balance Sheets

				Financial Instruments(1)	Cash Collateral	Securities Collateral (2)	Net Amount

Financial Assets:
Freestanding derivative assets	$1,486.4	$—	$1,486.4	$24.3	$820.7	$617.8	$23.6

Financial Liabilities:
Freestanding derivative liabilities	$24.3	$—	$24.3	$24.3	$—	$—	$—
Securities loaned	48.3	—	48.3	—	48.3	—	—
Total financial liabilities	$72.6	$—	$72.6	$24.3	$48.3	$—	$—

(1)	Represents the amount that could be offset under master netting or similar arrangements that management elects not to offset on the consolidated balance sheets.
(2)	Excludes initial margin amounts for exchange-traded derivatives.

In the above tables, the amounts of assets or liabilities presented in the Company’s consolidated balance sheets are offset first by financial instruments that have the right of offset under master netting or similar arrangements with any remaining amount reduced by the amount of cash and securities collateral. The actual amount of collateral may be greater than amounts presented in the tables. The above tables exclude net embedded derivative liabilities of $7,076.0 million and $4,172.0 million for 2020 and 2019, respectively, as these derivatives are not subject to master netting arrangements. The above tables also exclude the funds withheld embedded derivative liability of $826.6 million for 2020. In addition, repurchase agreements are presented within other liabilities in the consolidated balance sheets.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

6.    Fair Value Measurements
The following table summarizes the fair value and carrying value of Jackson’s financial instruments (in millions):

		December 31, 2020		December 31, 2019
		Carrying Value	Fair Value	Carrying Value	Fair Value
		(As Restated)
Assets
	Debt securities (1)	$59,132.1	$59,132.1	$56,974.1	$56,974.1
	Equity securities	174.6	174.6	147.7	147.7
	Mortgage loans	10,727.5	11,348.9	9,903.6	10,232.1
	Policy loans(1)	4,522.8	4,522.8	4,705.7	4,705.7
	Limited partnerships	1,582.9	1,582.9	1,384.1	1,384.1
	Freestanding derivative instruments	2,219.8	2,219.8	1,486.4	1,486.4
	FHLBI capital stock	125.4	125.4	125.4	125.4
	Cash and cash equivalents	1,852.9	1,852.9	1,843.8	1,843.8
	GMIB reinsurance recoverable	340.4	340.4	302.8	302.8
	Receivables from affiliates	228.8	228.8	247.8	247.8
	Separate account assets	219,062.9	219,062.9	195,070.5	195,070.5

Liabilities
	Annuity reserves (2)	$45,393.8	$53,760.0	$40,818.1	$47,985.6
	Reserves for guaranteed investment contracts (3)	1,275.5	1,332.1	1,529.6	1,569.4
	Trust instruments supported by funding agreements (3)	8,383.9	8,701.8	8,852.6	9,086.8
	Federal Home Loan Bank funding agreements (3)	1,478.4	1,421.3	1,904.9	1,925.0
	Funds withheld payable under reinsurance treaties (1)	31,971.5	31,971.5	3,760.3	3,760.3
	Debt	533.4	623.7	574.7	660.1
	Securities lending payable	12.3	12.3	48.3	48.3
	Freestanding derivative instruments	56.4	56.4	24.3	24.3
	Repurchase agreements	1,100.0	1,100.0	—	—
	Federal Home Loan Bank advances	380.0	380.0	300.1	300.1
	Separate account liabilities	219,062.9	219,062.9	195,070.5	195,070.5

(1)	Includes items carried at fair value under the fair value option.
(2)	Annuity reserves represent only the components of other contract holder funds and reserves for future policy benefits and claims payable that are considered to be financial instruments.
(3)	Included as a component of other contract holder funds on the consolidated balance sheets.

The following is a discussion of the methodologies used to determine fair values of the financial instruments measured on both a recurring and nonrecurring basis reported in the following tables.

Debt and Equity Securities
The fair values for debt and equity securities are determined using information available from independent pricing services, broker-dealer quotes, or internally derived estimates. Priority is given to publicly available prices from independent sources, when available. Securities for which the independent pricing service does not provide a quotation are either submitted to independent broker-dealers for prices or priced internally. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, credit spreads, liquidity premiums and/or estimated cash flows based on default and prepayment assumptions.

As a result of typical trading volumes and the lack of specific quoted market prices for most debt securities, independent pricing services will normally derive the security prices through recently reported trades for identical or similar securities, making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recently reported trades, the independent pricing services and broker-dealers may use matrix or pricing model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at relevant market rates. Certain securities are priced using broker-

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

dealer quotes, which may utilize proprietary inputs and models. Additionally, the majority of these quotes are non-binding.

Included in the pricing of asset-backed securities are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment assumptions believed to be relevant for the underlying collateral. Actual prepayment experience may vary from these estimates.

Internally derived estimates may be used to develop a fair value for securities for which the Company is unable to obtain either a reliable price from an independent pricing service or a suitable broker-dealer quote. These fair value estimates may incorporate Level 2 and Level 3 inputs and are generally derived using expected future cash flows, discounted at market interest rates available from market sources based on the credit quality and duration of the instrument. For securities that may not be reliably priced using these internally developed pricing models, a fair value may be estimated using indicative market prices. These prices are indicative of an exit price, but the assumptions used to establish the fair value may not be observable or corroborated by market observable information and, therefore, represent Level 3 inputs.

The Company performs an analysis on the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include, but are not limited to, initial and ongoing review of third-party pricing service methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes. In addition, the Company considers whether prices received from independent broker-dealers represent a reasonable estimate of fair value through the use of internal and external cash flow models, which are developed based on spreads and, when available, market indices. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the available market data, the price received from the third party may be adjusted accordingly.

For those securities that were internally valued at December 31, 2020 and 2019, the pricing model used by the Company utilizes current spread levels of similarly rated securities to determine the market discount rate for the security. Furthermore, appropriate risk premiums for illiquidity and non-performance are incorporated in the discount rate. Cash flows, as estimated by the Company using issuer-specific default statistics and prepayment assumptions, are discounted to determine an estimated fair value.

On an ongoing basis, the Company reviews the independent pricing services’ valuation methodologies and related inputs, and evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy distribution based upon trading activity and the observability of market inputs. Based on the results of this evaluation, each price is classified into Level 1, 2, or 3. Most prices provided by independent pricing services, including broker-dealer quotes, are classified into Level 2 due to their use of market observable inputs.

Limited Partnerships
Fair values for limited partnership interests, which are included in other invested assets, is generally determined using the proportion of Jackson’s investment in each fund (“NAV equivalent”) as a practical expedient for fair value, and generally are recorded on a three-month lag. No adjustments to these amounts were deemed necessary at December 31, 2020 or 2019. As a result of using the net asset value per share practical expedient, limited partnership interests are not classified in the fair value hierarchy.

The Company’s limited partnership interests are not redeemable and distributions received are generally the result of liquidation of the underlying assets of the partnerships. The Company generally has the ability under the partnership agreements to sell its interest to another limited partner with the prior written consent of the general partner. In cases when the Company expects to sell the limited partnership interest, the estimated sales price is used to determine the fair value. These limited partnership interests are classified as Level 2 in the fair value hierarchy.

In cases when a limited partnership’s financial statements are unavailable and a NAV equivalent is not available or practical, an internally developed model is used to determine fair value for that fund. These investments are classified as Level 3 in the fair value hierarchy.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Mortgage Loans
Fair values are generally determined by discounting expected future cash flows at current market interest rates, inclusive of a credit spread, for similar quality loans. For loans whose value is dependent upon the underlying property, fair value is determined to be the estimated value of the collateral. Certain characteristics considered significant in determining the spread or collateral value may be based on internally developed estimates. As a result, these investments have been classified as Level 3 within the fair value hierarchy.

Policy Loans
Policy loans are funds provided to policyholders in return for a claim on the policies values and function like demand deposits which are redeemable upon repayment, death or surrender, and there is only one market price at which the transaction could be settled – the then current carrying value. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of payments, the Company believes the carrying value of policy loans approximates fair value. Policy loans have been classified as Level 3 within the fair value hierarchy.

Freestanding Derivative Instruments
Freestanding derivative instruments are reported at fair value, which reflects the estimated amounts, net of payment accruals, which the Company would receive or pay upon sale or termination of the contracts at the reporting date. Changes in fair value are included in net losses on derivatives and investments. Freestanding derivatives priced using third party pricing services incorporate inputs that are predominantly observable in the market. Inputs used to value derivatives include, but are not limited to, interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels.

Freestanding derivative instruments classified as Level 1 include futures, which are traded on active exchanges. Freestanding derivative instruments classified as Level 2 include interest rate swaps, cross currency swaps, cross-currency forwards, credit default swaps, put-swaptions and certain equity index call and put options. These derivative valuations are determined by third-party pricing services using pricing models with inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Freestanding derivative instruments classified as Level 3 include interest rate contingent options that are valued by third-party pricing services utilizing significant unobservable inputs. The Company’s freestanding derivative instruments have been classified as Level 2 within the fair value hierarchy at both December 31, 2020 and 2019.

FHLBI Capital Stock
FHLBI capital stock, which is included in other invested assets, can only be sold to FHLBI at a constant price of $100 per share. Due to the lack of valuation uncertainty, the investment has been classified as Level 1.

Cash and Cash Equivalents
Cash and cash equivalents primarily include money market instruments and bank deposits. Certain money market instruments are valued using unadjusted quoted prices in active markets and are classified as Level 1.

Funds Withheld Payable Under Reinsurance Treaties
The fair value of the funds withheld payable is equal to the fair value of the assets held as collateral, which primarily consists of debt and equity securities, mortgage loans, and policy loans. The fair value of the assets generally use industry standard valuation techniques and the valuation of the embedded derivative also requires certain significant unobservable inputs. The fair value of embedded derivatives associated with funds withheld reinsurance contracts is determined based upon a total return swap technique referencing the fair value of the investments held under the reinsurance contract and included in the Company’s balance sheet. The funds withheld payable and the funds withheld embedded derivative are considered Level 2 and Level 3, respectively, in the fair value hierarchy.

Receivables from Affiliates
The Company’s receivables from affiliates are set equal to the carrying value and are classified as Level 3.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Separate Account Assets and Liabilities
Separate account assets are comprised of investments in mutual funds that transact regularly, but do not trade in active markets as they are not publicly available, and are categorized as Level 2 assets. The values of separate account liabilities are set equal to the values of separate account assets.

Other Contract Holder Funds
Fair values for immediate annuities without mortality features are derived by discounting the future estimated cash flows using current market interest rates for similar maturities. Fair values for deferred annuities, including fixed index annuities, are determined using projected future cash flows discounted at current market interest rates.

The fair value of the fixed index annuities embedded option, incorporating such factors as the volatility of returns, the level of interest rates and the time remaining until the option expires, is calculated using the closed form Black-Scholes Option Pricing model or Monte Carlo simulations, as appropriate for the type of option. Additionally, assumed withdrawal rates are used to estimate the expected volume of embedded options that will be realized by policyholders.

Fair values for guaranteed investment contracts are based on the present value of future cash flows discounted at current market interest rates.

Fair values for trust instruments supported by funding agreements are based on the present value of future cash flows discounted at current market interest rates, plus the fair value of any embedded derivatives that are not required to be reported separately.

Fair values of the FHLBI funding agreements are based on the present value of future cash flows discounted at current market interest rates.

Variable Annuity Guarantees
Variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal, income and accumulation benefits. Certain benefits, including non-life contingent components of GMWB and GMWB for Life, GMAB, and the reinsurance recoverable on the Company’s GMIB, are recorded at fair value. Guaranteed benefits that are not subject to fair value accounting are accounted for as insurance benefits. The Company discontinued offering the GMIB in 2009 and GMAB in 2011.

GMABs and non-life contingent components of GMWB and GMWB for Life contracts are recorded at fair value with changes in fair value recorded in net losses on derivatives and investments. The fair value of the reserve is based on the expectations of future benefit payments and certain future fees associated with the benefits. At the inception of the contract, the Company attributes to the embedded derivative a portion of rider fees collected from the contract holder, which is then held static in future valuations. Those fees, generally referred to as the attributed fees, are set such that the present value of the future fees is equal to the present value of future claims expected to be paid under the guaranteed benefit at the inception of the contract. In subsequent valuations, both the present value of future benefits and the present value of attributed fees are revalued based on current market conditions and policyholder behavior assumptions. The difference between each of the two components represents the fair value of the embedded derivative. Thus, when unfavorable equity market movements cause declines in the contract holder’s account value relative to the guarantee benefit, the valuation of future expected claims would generally increase relative to the measurement performed at the inception of the contract, resulting in an increase in the fair value of the embedded derivative liability (and vice versa).

Jackson’s GMIB book is reinsured through an unrelated party, and due to the net settlement provisions of the reinsurance agreement, this contract meets the definition of a derivative. Accordingly, the GMIB reinsurance agreement is recorded at fair value, with changes in fair value recorded in net losses on derivatives and investments. Due to the inability to economically reinsure or hedge new issues of the GMIB, the Company discontinued offering the benefit in 2009.

Fair values for GMWB, GMWB for Life, and GMAB embedded derivatives, as well as GMIB reinsurance recoverables, are calculated using internally developed models because active, observable markets do not exist for those guaranteed benefits.

The fair value calculation is based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts. Estimating these cash flows requires

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

numerous estimates and subjective judgments related to capital market inputs, as well as actuarially determined assumptions related to expectations concerning policyholder behavior. Capital market inputs include expected market rates of return, market volatility, correlations of market index returns to funds, fund performance and discount rates. The more significant actuarial assumptions include benefit utilization by policyholders, lapse, mortality, and withdrawal rates. Best estimate assumptions plus risk margins are used as applicable.

At each valuation date, the fair value calculation reflects expected returns based on the greater of LIBOR swap rates and constant maturity treasury rates as of that date to determine the value of expected future cash flows produced in a stochastic process. Volatility assumptions are based on a weighting of available market data for implied market volatility for durations up to 10 years, grading to a historical volatility level by year 15, where such long-term historical volatility levels contain an explicit risk margin. Additionally, non-performance risk is incorporated into the calculation through the use of discount rates based on a blend of observed market yields on debt for life insurers with similar credit ratings to the Company and matrix pricing data for expected yields on Jackson Financial debt (either actual debt issuance or indicative quotes) adjusted to operating company levels. Risk margins are also incorporated into the model assumptions, particularly for policyholder behavior. Estimates of future policyholder behavior are subjective and are based primarily on the Company’s experience.

As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions for this component of the fair value model.

The use of the models and assumptions described above requires a significant amount of judgment. Management believes the aggregation of each of these components results in an amount that the Company would be required to transfer for a liability, or receive for an asset, to or from a willing buyer or seller, if one existed, for those market participants to assume the risks associated with the guaranteed benefits and the related reinsurance. However, the ultimate settlement amount of the asset or liability, which is currently unknown, could likely be significantly different than this fair value.

Debt
Fair values for the Company’s surplus notes and other long-term debt are generally determined by prices obtained from independent broker dealers or discounted cash flow models. Such prices are derived from market observable inputs and are classified as Level 2. The Squire Surplus Note is set equal to the carrying value and is classified as Level 3.

Securities Lending Payable
The Company’s securities lending payable is set equal to the cash collateral received. Due to the short-term nature of the loans, carrying value is a reasonable estimate of fair value and is classified as Level 2.

Repurchase Agreements
Carrying value of the Company’s repurchase agreements, which are included in other liabilities, is considered a reasonable estimate of fair value due to their short-term maturities and are classified as Level 2.

Federal Home Loan Bank Advances
Carrying value of the Company’s Federal Home Loan Bank advances, which are included in other liabilities, is considered a reasonable estimate of fair value due to their short-term maturities and are classified as Level 2.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Assets and Liabilities Measured at Fair Value on a Recurring Basis
The following tables summarize the Company’s assets and liabilities that are carried at fair value by hierarchy levels (in millions):

	December 31, 2020
	Total	Level 1	Level 2	Level 3
Assets	(As Restated)
Debt securities
U.S. government securities	$5,119.5	$5,119.5	$—	$—
Other government securities	1,696.6	—	1,696.6	—
Public utilities	7,249.3	—	7,249.3	—
Corporate securities	35,088.3	—	35,088.3	—
Residential mortgage-backed	966.0	—	966.0	—
Commercial mortgage-backed	3,313.4	—	3,313.4	—
Other asset-backed securities	5,699.0	—	5,698.9	0.1
Equity securities	174.6	149.4	23.1	2.1
Limited partnerships	0.7	—	—	0.7
Policy loans	3,454.2	—	—	3,454.2
Freestanding derivative instruments	2,219.8	—	2,219.6	—
Cash and cash equivalents	1,852.9	1,852.9	—	—
GMIB reinsurance recoverable	340.4	—	—	340.4
Separate account assets	219,062.9	—	219,062.9	—
Total	$286,237.6	$7,121.8	$275,318.3	$3,797.5

Liabilities
Embedded derivative liabilities (1)	$7,076.0	$—	$1,483.9	$5,592.1
Funds withheld payable under reinsurance treaties (2)	4,453.1	—	—	4,453.1
Freestanding derivative instruments	56.4	—	56.4	—
Total	$11,585.5	$—	$1,540.3	$10,045.2

(1) Includes the embedded derivative liabilities of $5,592.1 million related to GMWB reserves included in reserves for future policy benefits and claims payable and $1,483.9 million of fixed index annuities included in other contract holder funds on the consolidated balance sheets.

(2) Includes the Athene embedded derivative and funds withheld payable under reinsurance treaties at fair value under the fair value option.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

	December 31, 2019
	Total	Level 1	Level 2	Level 3
	(As Restated)
Assets
Debt securities
U.S. government securities	$6,135.8	$6,135.8	$—	$—
Other government securities	1,741.4	—	1,741.4	—
Public utilities	6,750.3	—	6,750.3	—
Corporate securities	36,350.3	—	36,350.3	—
Residential mortgage-backed	1,048.2	—	1,048.2	—
Commercial mortgage-backed	3,046.4	—	3,046.4	—
Other asset-backed securities	1,901.7	—	1,901.7	—
Equity securities	147.7	101.2	34.7	11.8
Limited partnerships	1.1	—	—	1.1
Policy loans	3,585.8	—	—	3,585.8
Freestanding derivative instruments	1,486.4	—	1,486.4	—
Cash and cash equivalents	1,843.8	1,843.8	—	—
GMIB reinsurance recoverable	302.8	—	—	302.8
Separate account assets	195,070.5	—	195,070.5	—
Total	$259,412.2	$8,080.8	$247,429.9	$3,901.5

Liabilities
Embedded derivative liabilities (1)	$4,171.9	$—	$1,381.5	$2,790.4
Funds withheld payable under reinsurance treaties	3,760.3	—	—	3,760.3
Freestanding derivative instruments	24.3	—	24.3	—
Total	$7,956.5	$—	$1,405.8	$6,550.7

(1) Includes the embedded derivative liabilities of $2,790.4 million related to GMWB reserves included in reserves for future policy benefits and claims payable and $1,381.5 million of fixed index annuities included in other contract holder funds on the consolidated balance sheets.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

Level 3 Assets and Liabilities by Price Source
The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources (in millions).

	December 31, 2020
	Total	Internal	External
Assets	(As Restated)
Debt securities
Other-asset backed securities	$0.1	$—	$0.1
Equity securities	2.1	1.3	0.8
Limited partnerships	0.7	0.7	—
Policy loans	3,454.2	3,454.2	—
GMIB reinsurance recoverable	340.4	340.4	—
Total	$3,797.5	$3,796.6	$0.9

Liabilities
Embedded derivative liabilities (1)	$5,592.1	$5,592.1	$—
Funds withheld payable under reinsurance treaties	4,453.1	4,453.1	—
Total	$10,045.2	$10,045.2	$—

	December 31, 2019
	Total	Internal	External
Assets	(As Restated)
Equity securities	$11.8	$1.3	$10.5
Limited partnerships	1.1	1.1	—
Policy loans	3,585.8	3,585.8	—
GMIB reinsurance recoverable	302.8	302.8	—
Total	$3,901.5	$3,891.0	$10.5

Liabilities
Embedded derivative liabilities (1)	$2,790.4	$2,790.4	$—
Funds withheld payable under reinsurance treaties	3,760.3	3,760.3	—
Total	$6,550.7	$6,550.7	$—
(1) Includes the embedded derivatives related to GMWB reserves.

External pricing sources for securities represent unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities
The table below presents quantitative information on significant internally-priced Level 3 assets and liabilities (in millions):

As of December 31, 2020
	Fair Value	Valuation Technique(s)	Significant Unobservable Input(s)	Assumption or Input Range	Impact of Increase in Input on Fair Value
(As Restated)
Assets
GMIB reinsurance recoverable	$340.4	Discounted cash flow	Mortality(1)	0.01% - 23.52%	Decrease
			Lapse(2)	3.30% - 9.20%	Decrease
			Utilization(3)	0.00% - 20.00%	Increase
			Withdrawal(4)	3.75% - 4.50%	Increase
			Nonperformance risk(5)	0.33% - 1.57%	Decrease
			Long-Term Volatility(6)	18.50% - 22.47%	Increase
Liabilities
Embedded derivative liabilities	$5,592.1	Discounted cash flow	Mortality(1)	0.04% - 21.53%	Decrease
			Lapse(2)	0.20% - 30.30%	Decrease
			Utilization(3)	5.00% - 100.00%	Increase
			Withdrawal(4)	56.00% - 95.00%	Increase
			Nonperformance risk(5)	0.33% - 1.57%	Decrease
Long-term Equity
			Volatility(6)	18.50% - 22.47%	Increase

(1) Mortality rates vary by attained age, tax qualification status, GMWB benefit election, and duration. The range displayed reflects ages from the minimum issue age for the benefit through age 95, which corresponds to the typical maturity age. A mortality improvement assumption is also applied.

(2) Base lapse rates vary by contract-level factors, such as product type, surrender charge schedule and optional benefits election. Lapse rates are further adjusted based on the degree to which a guaranteed benefit is in-the-money, with lower lapse applying when contracts are more in-the-money. Lapse rates are also adjusted to reflect lower lapse expectations when GMWB benefits are utilized.

(3) The utilization rate represents the expected percentage of contracts that will utilize the benefit through annuitization (GMIB) or commencement of withdrawals (GMWB). Utilization may vary by benefit type, attained age, duration, tax qualification status, benefit provision, and moneyness.

(4) The withdrawal rate represents the utilization rate of the contract’s free partial withdrawal provision (GMIB) or the percentage of annual withdrawal assumed relative to the maximum allowable withdrawal amount (GMWB). Withdrawal rates on contracts with a GMIB vary based on the product type and duration. Withdrawal rates on contracts with a GMWB vary based on attained age, tax qualification status, GMWB type and GMWB benefit provisions.

(5) Nonperformance risk spread varies by duration.
(6) Long-term equity volatility represents the equity volatility beyond the period for which observable equity volatilities are available.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

As of December 31, 2019
	Fair Value	Valuation Technique(s)	Significant Unobservable Input(s)	Assumption or Input Range	Impact of Increase in Input on Fair Value
(As Restated)
Assets
GMIB reinsurance recoverable	$302.8	Discounted cash flow	Mortality(1)	0.01% - 19.69%	Decrease
			Lapse(2)	3.30% - 9.30%	Decrease
			Utilization(3)	0.00% - 20.00%	Increase
			Withdrawal(4)	3.75% - 4.50%	Increase
			Nonperformance risk(5)	0.00% - 1.18%	Decrease
Long-term Equity
			Volatility(6)	18.50% - 21.42%	Increase
Liabilities
Embedded derivative liabilities	$2,790.4	Discounted cash flow	Mortality(1)	0.04% - 18.64%	Decrease
			Lapse(2)	0.10% - 29.30%	Decrease
			Utilization(3)	5.00% - 100.00%	Increase
			Withdrawal(4)	56.00% - 94.00%	Increase
			Nonperformance risk(5)	0.00% - 1.18%	Decrease
Long-term Equity
			Volatility(6)	18.50% - 21.42%	Increase

(1) Mortality rates vary by attained age, tax qualification status, GMWB benefit election, and duration. The range displayed reflects ages from the minimum issue age for the benefit through age 95, which corresponds to the typical maturity age. A mortality improvement assumption is also applied.

(2) Base lapse rates vary by contract-level factors, such as product type, surrender charge schedule and optional benefits election. Lapse rates are further adjusted based on the degree to which a guaranteed benefit is in-the-money, with lower lapse applying when contracts are more in-the-money. Lapse rates are also adjusted to reflect lower lapse expectations when GMWB benefits are utilized.

(3) The utilization rate represents the expected percentage of contracts that will utilize the benefit through annuitization (GMIB) or commencement of withdrawals (GMWB). Utilization may vary by benefit type, attained age, duration, tax qualification status, benefit provision, and moneyness.

(4) The withdrawal rate represents the utilization rate of the contract’s free partial withdrawal provision (GMIB) or the percentage of annual withdrawal assumed relative to the maximum allowable withdrawal amount (GMWB). Withdrawal rates on contracts with a GMIB vary based on the product type and duration. Withdrawal rates on contracts with a GMWB vary based on attained age, tax qualification status, GMWB type and GMWB benefit provisions.

(5) Nonperformance risk spread varies by duration.
(6) Long-term equity volatility represents the equity volatility beyond the period for which observable equity volatilities are available.

Sensitivity to Changes in Unobservable Inputs
The following is a general description of sensitivities of significant unobservable inputs and their impact on the fair value measurement for the assets and liabilities reflected in the table above.

As of December 31, 2020 and 2019, securities of $2.0 million and $2.4 million, respectively, are fair valued using techniques incorporating unobservable inputs and are classified in Level 3 of the fair value hierarchy. For these assets, their unobservable inputs and ranges of possible inputs do not materially affect their fair valuations and have been excluded from the quantitative information in the table above.

Policy loans have been excluded from the table above for these investments supporting reinsurance agreements with funds withheld from the reinsurer reported on the Company’s balance sheet. The fair values of these investments incorporate unobservable inputs used to determine the fair value.

The payable for the funds withheld reinsurance agreements, which includes the Athene embedded derivative, has been excluded from the table above as the fair values of these investments incorporate unobservable inputs used to value the host contract to determine the fair value.

The GMIB reinsurance recoverable fair value calculation is based on the present value of future cash flows comprised of future expected reinsurance benefit receipts, less future attributed premium payments to reinsurers, over the lives

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

of the contracts. Estimating these cash flows requires actuarially determined assumptions related to expectations concerning policyholder behavior and long-term market volatility. The more significant policyholder behavior actuarial assumptions include benefit utilization, fund allocation, lapse, and mortality.

Embedded derivative liabilities classified in Level 3 represent the fair value of GMWB and GMAB liabilities. These fair value calculations are based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts. Estimating these cash flows requires actuarially determined assumptions related to expectations concerning policyholder behavior and long-term market volatility. The more significant policyholder behavior actuarial assumptions include benefit utilization, fund allocation, lapse, and mortality.

The tables below provide rollforwards for 2020 and 2019 of the financial instruments for which significant unobservable inputs (Level 3) are used in the fair value measurement. Gains and losses in the table below include changes in fair value due partly to observable and unobservable factors. The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments hedging the related risks may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the impact of the derivative instruments reported in Level 3 may vary significantly from the total income effect of the hedged instruments.

		Total Realized/Unrealized Gains (Losses) Included in
				Purchases,
	Fair Value			Sales,	Transfers	Fair Value
	as of		Other	Issuances	in and/or	as of
	January 1,	Net	Comprehensive	and	(out of)	December 31,
(in millions, as Restated)	2020	Income	Income	Settlements	Level 3	2020
Assets
Debt securities
Other asset-backed securities	$—	$—	$(1.0)	$—	$1.1	$0.1
Equity securities	11.8	(9.6)	—	—	(0.1)	2.1
Limited partnerships	1.1	(0.2)	—	(0.1)	(0.1)	0.7
GMIB reinsurance recoverable	302.8	37.6	—	—	—	340.4
Policy loans	3,585.8	(1.7)	—	(129.9)	—	3,454.2

Liabilities
Embedded derivative liabilities	$(2,790.4)	$(2,801.7)	$—	$—	$—	$(5,592.1)
Funds withheld payable under reinsurance treaties	(3,760.3)	(673.8)	0.4	(19.4)	—	(4,453.1)

		Total Realized/Unrealized Gains (Losses) Included in
				Purchases,
	Fair Value			Sales,	Transfers	Fair Value
	as of		Other	Issuances	in and/or	as of
	January 1,	Net	Comprehensive	and	(out of)	December 31,
(in millions, as Restated)	2019	Income	Income	Settlements	Level 3	2019
Assets
Equity securities	$9.6	$0.8	$—	$(0.4)	$1.8	$11.8
Limited partnerships	—	$(0.7)	—	—	$1.8	$1.1
Freestanding derivative instruments	8.5	(8.5)	—	—	—	—
GMIB reinsurance recoverable	300.6	2.2	—	—	—	302.8
Policy loans	3,543.7	0.5	—	41.6	—	3,585.8

Liabilities
Embedded derivative liabilities	$(3,049.7)	$259.3	$—	$—	$—	$(2,790.4)
Funds withheld payable under reinsurance treaties	(3,745.1)	(3.5)	(3.8)	(7.9)	—	(3,760.3)

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The components of the amounts included in purchases, sales, issuances, and settlements for years ended December 31, 2020 and 2019 shown above are as follows (in millions):

December 31, 2020 (As Restated)	Purchases	Sales	Issuances	Settlements	Total
Assets
Debt securities
Limited partnerships	$—	$(0.1)	$—	$—	$(0.1)
Policy loans	—	—	$270.6	$400.5	$129.9
Total	$—	$(0.1)	$270.6	$(400.5)	$(130.0)

Liabilities
Funds withheld payable under reinsurance treaties	$—	$—	$(759.7)	$740.3	$(19.4)

December 31, 2019	Purchases	Sales	Issuances	Settlements	Total
Assets
Equity securities	$—	$(0.4)	$—	$—	$(0.4)
Policy loans	—	—	274.7	(233.1)	41.6
Total	$—	$(0.4)	$274.7	$(233.1)	$41.2

Liabilities
Funds withheld payable under reinsurance treaties	$—	$—	$(313.8)	$305.9	$(7.9)

In 2020, there were no transfers from Level 3 to NAV. In 2019, $1.8 million was transferred from NAV to Level 3 as a result of using significant unobservable inputs since a NAV was not available. In 2020, transfers from Level 3 to Level 2 of the fair value hierarchy were $0.1 million and transfers from Level 2 to Level 3 were $1.1 million. There were no transfers to or from Level 3 during 2019.

The portion of gains (losses) included in net income or other comprehensive income attributable to the change in unrealized gains and losses on Level 3 financial instruments still held at December 31, 2020 and 2019 was as follows (in millions. as restated):

	2020		2019
Assets	Included in Net Income	Included in AOCI	Included in Net Income
Debt securities
Other asset-back securities	$(0.5)	$(0.4)	$—
Equity securities	(9.6)	—	0.4
Limited partnerships	(0.2)	—	0.7
GMIB reinsurance recoverable	37.6	—	2.2

Liabilities
Embedded derivative liabilities	$(2,801.7)	$—	$259.3
Funds withheld payable under reinsurance treaties	826.2	—	(3.8)

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Fair Value of Financial Instruments Carried at Other Than Fair Value
The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value (in millions).

		December 31, 2020		December 31, 2019
	Fair Value Hierarchy Level	Carrying Value	Fair Value	Carrying Value	Fair Value
	(As Restated)
Assets
Mortgage loans	Level 3	$10,727.5	$11,348.9	$9,903.6	$10,232.1
Policy loans	Level 3	1,068.6	1,068.6	1,119.9	1,119.9
FHLBI capital stock	Level 1	125.4	125.4	125.4	125.4
Receivables from affiliates	Level 3	228.8	228.8	247.8	247.8

Liabilities
Annuity reserves (1)	Level 3	$38,317.8	$46,684.1	$36,646.2	$43,813.6
Reserves for guaranteed investment contracts (2)	Level 3	1,275.5	1,332.1	1,529.6	1,569.5
Trust instruments supported by funding agreements (2)	Level 3	8,383.9	8,701.8	8,852.6	9,086.8
Federal Home Loan Bank funding agreements (2)	Level 3	1,478.4	1,421.3	1,904.9	1,925.0
Funds withheld payable under reinsurance treaties	Level 2	27,518.4	27,518.4	—	—
Debt - Squire Surplus Note	Level 3	211.4	211.4	247.8	247.8
Debt - all other	Level 2	322.0	412.3	327.0	412.3
Securities lending payable	Level 2	12.3	12.3	48.3	48.3
Repurchase agreements	Level 2	1,100.0	1,100.0	—	—
Federal Home Loan Bank advances	Level 2	380.0	380.0	300.1	300.1
Separate account liabilities (3)	Level 2	219,062.9	219,062.9	195,070.5	195,070.5

(1) Annuity reserves represent only the components of other contract holder funds that are considered to be financial instruments.
(2) Included as a component of other contract holders funds on the consolidated balance sheets.
(3) The values of separate account liabilities are set equal to the values of separate account assets.

Fair Value Option

The Company has elected the fair value option for funds withheld assets, which are held as collateral for reinsurance, totaling $3,622.0 million and $3,736.9 million, at December 31, 2020 and 2019, respectively, as previously discussed above.

Income and changes in unrealized gains and losses on other assets for which the Company has elected the fair value option are immaterial to the Company’s consolidated financial statements.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

7.    Deferred Acquisition Costs and Deferred Sales Inducements

The balances of and changes in deferred acquisition costs, as of and for the years ended December 31, were as follows (in millions, as restated):

	2020	2019	2018
Balance, beginning of year(1)	$12,334.4	$11,066.7	$11,037.7
Deferrals of acquisition costs(1)	738.2	796.2	745.4
Amortization related to:
Operations	(415.9)	(235.3)	(971.8)
Derivatives	1,582.3	1,247.5	(148.1)
Net realized (losses) gains	(6.9)	(9.0)	0.5
Write-off related to Athene transaction	(625.8)	—	—
Total amortization	533.7	1,003.2	(1,119.4)
Unrealized investment losses (gains) (1)	290.2	(531.7)	403.0
Balance, end of year	$13,896.5	$12,334.4	$11,066.7

(1) The following lines have been adjusted as a result of the restatement. See Note 2 for further description of the restatement.
The balances of and changes in deferred sales inducements, which are reported in other assets, as of and for the years ended December 31, were as follows (in millions, as restated):

	2020	2019	2018
Balance, beginning of year(1)	$53.6	$144.3	$116.1
Deferrals of sales inducements(1)	3.4	10.9	13.8
Amortization related to:
Operations	(6.0)	(20.9)	(31.8)
Derivatives	0.5	0.2	(0.1)
Net realized gains (losses)	0.1	(1.1)	0.1
Write-off related to Athene transaction	(138.2)	—	—
Total amortization	(143.6)	(21.8)	(31.8)
Unrealized investment losses (gains)	87.5	(79.8)	46.2
Balance, end of year	$0.9	$53.6	$144.3

(1) The following lines have been adjusted as a result of the restatement. See Note 2 for further description of the restatement.
8.    Reinsurance

The Company assumes and cedes reinsurance from and to other insurance companies in order to limit losses from large exposures. However, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability. The Company reinsures certain of its risks to other reinsurers under a coinsurance, modified coinsurance, or yearly renewable term basis. The Company regularly monitors the financial strength rating of its reinsurers.

The Company has also acquired certain lines of business that are wholly ceded to non-affiliates. These include both direct and assumed accident and health business, direct and assumed life insurance business, and certain institutional annuities.

Effective October 1, 2018, the Company entered into a reinsurance agreement with John Hancock to assume its U.S. Group Payout Annuity business. The initial transaction was structured as indemnity reinsurance by Jackson of John Hancock’s approximately 186,000 Group Payout Annuity certificates. In connection with this transaction, Jackson received total consideration of $5.5 billion including a ceding commission of $222.0 million and recorded $5.5 billion of reserves resulting in no gain or loss.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

On March 15, 2019, the Company closed on a 90% reinsurance agreement with John Hancock Life Insurance Company of New York (“JHNY”), effective January 1, 2019, to assume its Group Payout Annuity business. The initial transaction was structured as indemnity reinsurance by Jackson of JHNY’s approximately 18,000 Group Payout Annuity certificates representing $0.5 billion of reserves.

On May 29, 2019, the Michigan Department of Insurance and Financial Services revoked the status of Scottish RE (U.S.), Inc. as an accredited reinsurer in Michigan. The Company wrote off $6.1 million of paid claims recoverable in 2019 as it was deemed probable that the Company would not recover the balance. At December 31, 2020 and 2019, an allowance of $16.7 million and $42.5 million was established for the ceded reserve.

As indicated in Note 3, on June 18, 2020, the Company entered into a funds withheld coinsurance agreement with Athene effective June 1, 2020 to reinsure on 100% quota share basis, a block of Jackson’s in-force fixed and fixed-index annuity product liabilities in exchange for a $1.2 billion ceding commission, which was subject to a post-closing adjustment. The Company allocated investments with a statutory book value of approximately $25.6 billion in support of reserves associated with the transaction to a segregated custody account, which investments are subject to an investment management agreement between Jackson and Apollo. To further support its obligations under the coinsurance agreement, Athene procured $1.2 billion in letters of credit for Jackson’s benefit and has established a trust account for Jackson’s benefit funded with assets with a book value of approximately $69.5 million. In September 2020, the post-closing settlement resulted in ceded premium of $6.3 million and a decrease of $28.5 million in ceding commission.

Pursuant to the Athene coinsurance agreement, the Company holds certain assets as collateral. At December 31, 2020, assets held as collateral in the segregated custody account were $28.3 billion.

Jackson’s GMIBs are reinsured with an unrelated party and, due to the net settlement provisions of the reinsurance agreement, meet the definition of a derivative. Accordingly, the GMIB reinsurance agreement is recorded at fair value on the Company’s consolidated balance sheets, with changes in fair value recorded in net losses on derivatives and investments. GMIB reinsured benefits are subject to aggregate annual claim limits. Deductibles also apply on reinsurance of GMIB business issued since March 1, 2005.

The Company has three retro treaties with SRZ. Pursuant to these retro treaties, the Company ceded to SRZ on a 100% coinsurance basis, subject to pre-existing reinsurance with other parties, certain blocks of business. These blocks of business include disability income and accident and health business, a mix of life and annuity insurance business, and corporate owned life insurance business.

In 2020, the Company adopted ASU No. 2016-13, and established an ACL of $9.5 million on its reinsurance recoverables, which are reported net of ACL on the consolidated balance sheets. The ACL considers the credit quality of the reinsurer and is generally determined based on probability of default and loss given default assumptions, after considering any applicable collateral arrangements. Additions to or releases of the allowance were reported in death, other policyholder benefits, and changes in reserves, net of deferrals in the consolidated income statements. The ACL on reinsurance recoverables was $12.6 million at December 31, 2020.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The following assets and liabilities were held in support of reserves associated with the Company's funds withheld reinsurance agreements and were reported in the respective financial statement line items in the consolidated balance sheets (in millions, as restated):

	December 31,
	2020(2)	2019
Assets
Debt securities	$24,642.4	$151.1
Equity securities	42.2	—
Mortgage loans	2,985.5	—
Policy loans	3,470.8	3,585.8
Derivative instruments, net	(13.1)	—
Limited partnerships	124.9	—
Cash and cash equivalents	394.1	23.4
Accrued investment income	190.3	—
Other assets and liabilities, net	22.8	—
Total assets	$31,859.9	$3,760.3

Liabilities
Funds held under reinsurance treaties(1)	31,971.5	3,760.3
Total liabilities	$ 31,971.5	$ 3,760.3

(1)Includes funds withheld embedded derivative of $826.6 million at December 31, 2020.
(2)Certain assets are reported at amortized cost while the fair value of those assets are reported in the embedded derivative in the fund withheld liability.

The sources of income related to funds withheld under reinsurance treaties reported in the Net Investment Income in the Consolidated Income Statements were as follows (in millions):

	Years Ended December 31,
	2020	2019	2018
Debt securities	$489.6	$7.9	$2.5
Equity securities	2.1	—	—
Mortgage loans	51.1	—	—
Limited partnerships	(0.5)	—	—
Policy loans	315.2	321.4	307.2
Other investment income	0.1	0.5	0.8
Total investment income on funds withheld assets	857.6	329.8	310.5
Other investment expenses on funds withheld assets (1)	(65.8)	—	—
Total net investment income on funds withheld reinsurance treaties	$791.8	$329.8	$310.5
(1) Includes management fees.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The realized gains and losses on funds withheld reinsurance treaties as a component of Net Losses on Derivatives and Investments in the Consolidated Income Statements were as follows (in millions):

	Years Ended December 31,
	2020	2019	2018
Available-for-sale securities
Realized gains on sale	$ 2,073.5	$ -	$ -
Realized losses on sale	(11.7)	—	—
Credit loss expense	—	—	—
Gross impairments	(1.6)	—	—
Credit loss expense on mortgage loans	(47.3)	—	—
Other	4.1	—	—
Net realized gains on non-derivative investments	2,017.0	—	—
Net losses on derivative instruments	(228.0)	—	—
Net realized gains (losses) on funds withheld payable under reinsurance treaties	(1,349.3)	(329.8)	(310.5)
Total net gains on derivatives and investments	$ 439.7	$ (329.8)	$ (310.5)

As described in Note 3 – Summary of Significant Accounting Policies, while the economic benefits of the funds withheld assets flow to the respective reinsurers, Jackson retains physical possession and legal ownership of the investments supporting the reserves. Net Investment Income and Net Gains on Derivatives and Investments related to the funds withheld assets are included in periodic settlements under the reinsurance agreements which results in the flow of returns on the assets to the reinsurers. Net realized gains on the funds withheld assets are increased or decreased by changes in the embedded derivative liability related to the Athene Reinsurance Agreement and also include (i) changes in the related funds withheld payable and (ii) amortization of the basis difference between book value and fair value of the investments as of the effective date of the reinsurance agreements.

The effect of reinsurance on premium was as follows (in millions):

	For the Years Ended December 31,
	2020	2019	2018
Direct premium:
Life	$272.7	$517.7	$459.0
Accident and health	35.9	40.1	43.9
Plus reinsurance assumed:
Life	42.1	44.3	41.6
Group payout annuity	—	406.1	4,983.2
Accident and health	4.9	5.9	6.9
Less reinsurance ceded:
Life	(172.4)	(417.5)	(346.7)
Annuity guaranteed benefits	(12.7)	(13.5)	(14.3)
Accident and health	(40.8)	(46.0)	(50.8)
Total premium	$129.7	$537.1	$5,122.8

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The effect of reinsurance on benefits was as follows (in millions):

	For the Years Ended December 31,
	2020	2019	2018
Direct benefits:
Life	$1,193.8	$1,145.8	$1,180.6
Accident and health	135.3	125.2	139.5
Annuity guaranteed benefits	151.5	132.4	103.2
Plus reinsurance assumed:
Life	226.1	244.9	239.6
Group payout annuity	500.5	523.5	125.0
Accident and health	22.9	25.1	24.2
Less reinsurance ceded:
Life	(505.4)	(512.1)	(531.0)
Accident and health	(158.2)	(150.4)	(163.7)
Deferred sales inducements	(1.2)	(3.1)	(3.6)
Group payout annuity reserves assumed	(321.2)	59.1	5,482.5
Change in reserves, net of reinsurance	(9.5)	(160.4)	345.8
Total benefits	$1,234.6	$1,430.0	$6,942.1

Components of the Company’s reinsurance recoverable were as follows (in millions):

	December 31,
	2020	2019
Reserves:
Life	$5,980.8	$6,420.1
Accident and health	568.7	588.8
Guaranteed minimum income benefits	340.3	302.8
Other annuity benefits(1)(2)	27,543.7	186.8
Claims liability and other	877.1	911.7
Total	$35,310.6	$8,410.2

(1) Other annuity benefits primarily attributable to fixed and fixed index annuities reinsured with Athene.
(2) The following line has been adjusted as a result of the restatement. See Note 2 for further description of the restatement

Included in the reinsurance recoverable were reserves ceded to Brooke Life of $34.2 million and $34.7 million at December 31, 2020 and 2019, respectively. At December 31, 2020, the largest amount ceded to any reinsurer totaled 27.4 billion, which was related to Athene and is fully collateralized.

The following table sets forth the Company’s net life insurance in-force (in billions):

	December 31,
	2020	2019
Direct life insurance in-force	$118.3	$142.2
Amounts assumed from other companies	17.0	18.2
Amounts ceded to other companies	(81.8)	(99.5)
Net life insurance in-force	$53.5	$60.9

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

9.    Reserves for Future Policy Benefits and Claims Payable and Other Contract Holder Funds
The following table sets forth the Company’s reserves for future policy benefits and claims payable balances (in millions, as restated):

	December 31,
	2020	2019
Traditional life	$4,539.5	$5,008.9
Guaranteed benefits(1)(2)	8,508.5	5,441.2
Claims payable	1,088.8	1,007.9
Accident and health	1,257.2	1,290.1
Group payout annuities	5,220.3	5,541.5
Other	857.8	901.9
Total	$21,472.1	$19,191.5
(1) Includes the embedded derivative liabilities related to the GMWB reserve.
(2) The following line has been adjusted as a result of the restatement. See Note 2 for further description of the restatement.

For traditional life insurance contracts, which include term and whole life, reserves are determined using the net level premium method and assumptions as of the issue date or acquisition date as to mortality, interest rates, lapse and expenses, plus provisions for adverse deviation. These assumptions are not unlocked unless the reserve is determined to be deficient.

The Company’s liability for future policy benefits also includes liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts, which are further discussed in Note 10.

The following table sets forth the Company’s liabilities for other contract holder funds balances (in millions):

	December 31,
	2020	2019
Interest-sensitive life	$11,835.5	$12,268.9
Variable annuity fixed option	10,609.6	8,230.6
Fixed annuity	16,501.3	17,203.2
Fixed index annuity(1)	14,209.2	14,058.6
GICs, funding agreements and FHLB advances	11,137.8	12,287.1
Total	$64,293.4	$64,048.4
(1) At December 31, 2020 and 2019, includes the embedded derivative liabilities related to fixed index annuity of $1,483.9 million and $1,381.5 million, respectively.

For interest-sensitive life contracts, liabilities approximate the policyholder’s account value, plus the remaining balance of the fair value adjustment related to previously acquired business, which is further discussed below. The liability for fixed index annuities is based on three components, 1) the imputed value of the underlying guaranteed host contract, 2) the fair value of the embedded option component of the contract, and 3) the liability for guaranteed benefits related to the optional lifetime income rider. For fixed annuities, variable annuity fixed option, and other investment contracts, as detailed in the above table, the liability is the policyholder’s account value, plus the unamortized balance of the fair value adjustment related to previously acquired business. At December 31, 2020, the Company had interest sensitive life business with minimum guaranteed interest rates ranging from 2.5% to 6.0%, with a 4.68% average guaranteed rate and fixed interest rate annuities with minimum guaranteed rates ranging from 1.0% to 5.5%, with a 1.99% average guaranteed rate.

The Company recorded a fair value adjustment at acquisition related to certain annuity and interest sensitive liability blocks of business to reflect the cost of the interest guarantees within the in-force liabilities, based on the difference

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

between the guaranteed interest rate and an assumed new money guaranteed interest rate at acquisition. This adjustment was recorded in reserves for future policy benefits and claims payable. This reserve is reassessed at the end of each period, taking into account changes in the in-force block. Any resulting change in the reserve is recorded as a change in reserve through the consolidated income statements.

At December 31, 2020 and 2019, approximately 95% and 88%, respectively, of the Company’s fixed annuity account values correspond to crediting rates that are at the minimum guaranteed interest rates. The following tables show the distribution of the fixed interest rate annuities’ account values within the presented ranges of minimum guaranteed interest rates (in millions):

	December 31, 2020

Minimum Guaranteed Interest Rate	Account Value
	Fixed	Fixed Index	Variable	Total
1%	$90.7	$164.5	$6,501.6	$6,756.8
>1.0% - 2.0%	58.6	2.7	235.7	297.0
>2.0% - 3.0%	915.4	189.9	3,356.6	4,461.9
>3.0% - 4.0%	622.5	—	—	622.5
>4.0% - 5.0%	280.3	—	—	280.3
>5.0% - 5.5%	73.2	—	—	73.2
Subtotal	2,040.7	357.1	10,093.9	12,491.7
Ceded reinsurance	12,923.7	13,852.1	—	26,775.8
Total	$14,964.4	$14,209.2	$10,093.9	$39,267.5

	December 31, 2019

Minimum Guaranteed Interest Rate	Account Value
	Fixed	Fixed Index	Variable	Total
1%	$2,798.8	$4,151.2	$—	$6,950.0
>1.0% - 2.0%	1,710.9	6,068.9	5,206.2	12,986.0
>2.0% - 3.0%	7,047.4	3,838.5	2,560.3	13,446.2
>3.0% - 4.0%	1,561.4	—	—	1,561.4
>4.0% - 5.0%	2,236.4	—	—	2,236.4
>5.0% - 5.5%	278.2	—	—	278.2
Total	$15,633.1	$14,058.6	$7,766.5	$37,458.2

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

At December 31, 2020 and 2019, approximately 80% and 81%, respectively, of the Company’s interest sensitive life business account values correspond to crediting rates that are at the minimum guaranteed interest rates. The following table shows the distribution of the interest sensitive life business account values within the presented ranges of minimum guaranteed interest rates, excluding the business that is subject to the previously mentioned retro treaties (in millions):

	December 31,
Minimum	2020	2019
Guaranteed Interest Rate	Account Value - Interest Sensitive Life
>2.0% - 3.0%	$269.6	$270.6
>3.0% - 4.0%	2,819.5	3,017.6
>4.0% - 5.0%	2,488.2	2,596.5
>5.0% - 6.0%	2,044.6	2,031.2
Subtotal	7,621.9	7,915.9
Retro treaties	4,213.6	4,353.0
Total	$11,835.5	$12,268.9

The Company has established a European Medium Term Note program, with up to $5.8 billion in aggregate principal amount outstanding at any one time. Jackson National Life Funding, LLC was formed as a special purpose vehicle solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited with Jackson and secured by the issuance of funding agreements. The remaining series under this program matured in August 2019.

The Company has established a $23.0 billion aggregate Global Medium Term Note program. Jackson National Life Global Funding was formed as a statutory business trust, solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited with Jackson and secured by the issuance of funding agreements. The carrying values at December 31, 2020 and 2019 totaled $8.4 billion and $8.9 billion, respectively.

Those Medium Term Note instruments issued in a foreign currency have been hedged for changes in exchange rates using cross-currency swaps. The unrealized foreign currency gains and losses on those Medium Term Note instruments are included in the carrying value of the trust instruments supported by funding agreements.

Trust instrument liabilities are adjusted to reflect the effects of foreign currency translation gains and losses using exchange rates as of the reporting date. Foreign currency translation gains and losses are included in net losses on derivatives and investments.

Jackson and Squire Re are members of the FHLBI primarily for the purpose of participating in the bank’s mortgage-collateralized loan advance program with short-term and long-term funding facilities. Advances are in the form of short-term or long-term notes or funding agreements issued to FHLBI. At both December 31, 2020 and 2019, the Company held $125.4 million of FHLBI capital stock, supporting $1.9 billion and $2.3 billion in funding agreements, short-term and long-term borrowing capacity in 2020 and 2019, respectively.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

10.    Certain Nontraditional Long-Duration Contracts and Variable Annuity Guarantees

The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (“traditional variable annuities”). The Company also issues variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contract holder (“variable contracts with guarantees”) either a) return of no less than total deposits made to the account adjusted for any partial withdrawals, b) total deposits made to the account adjusted for any partial withdrawals plus a minimum return, or c) the highest account value on a specified anniversary date adjusted for any withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death (GMDB), at annuitization (GMIB), upon the depletion of funds (GMWB) or at the end of a specified period (GMAB).

The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for separate account liabilities. Liabilities for guaranteed benefits are general account obligations and are reported in reserves for future policy benefits and claims payable. Amounts assessed against the contract holders for mortality, administrative, and other services are reported in revenue as fee income. Changes in liabilities for minimum guarantees are reported within death, other policy benefits and change in policy reserves within the consolidated income statements with the exception of changes in embedded derivatives, which are included in net losses on derivatives and investments. Separate account net investment income, net investment realized and unrealized gains and losses, and the related liability changes are offset within the same line item in the consolidated income statements.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

At December 31, 2020 and 2019, the Company provided variable annuity contracts with guarantees, for which the net amount at risk (“NAR”) is defined as the amount of guaranteed benefit in excess of current account value, as follows (dollars in millions):

					Average
					Period
				Weighted	until
December 31, 2020	Minimum	Account	Net Amount	Average	Expected
	Return	Value	at Risk	Attained Age	Annuitization
Return of net deposits plus a minimum return
GMDB	0-6%	$170,510.2	$2,339.5	67.3 years
GMWB - Premium only	0%	2,858.1	11.7
GMWB	0-5%*	247.5	10.8
GMAB - Premium only	0%	39.4	—
Highest specified anniversary account value minus
withdrawals post-anniversary
GMDB		13,511.9	86.1	68.3 years
GMWB - Highest anniversary only		3,459.2	41.1
GMWB		646.0	55.4
Combination net deposits plus minimum return, highest
specified anniversary account value minus
withdrawals post-anniversary
GMDB	0-6%	8,890.8	614.8	70.5 years
GMIB	0-6%	1,675.3	555.5		0.5 years
GMWB	0-8%*	$159,856.9	$5,655.7

					Average
					Period
				Weighted	until
December 31, 2019	Minimum	Account	Net Amount	Average	Expected
	Return	Value	at Risk	Attained Age	Annuitization
Return of net deposits plus a minimum return
GMDB	0-6%	$150,575.7	$2,477.3	66.9 years
GMWB - Premium only	0%	2,752.7	15.7
GMWB	0-5%*	257.3	13.8
GMAB - Premium only	0%	36.5	—
Highest specified anniversary account value minus
withdrawals post-anniversary
GMDB		12,546.8	68.5	67.7 years
GMWB - Highest anniversary only		3,232.4	50.9
GMWB		697.6	55.2
Combination net deposits plus minimum return, highest
specified anniversary account value minus
withdrawals post-anniversary
GMDB	0-6%	8,158.8	686.6	70.0 years
GMIB	0-6%	1,688.1	615.8		0.5 years
GMWB	0-8%*	$140,528.5	$7,159.6

* Ranges shown based on simple interest. The upper limits of 5% or 8% simple interest are approximately equal to 4.1% and 6%, respectively, on a compound interest basis over a typical 10-year bonus period. The combination GMWB category also includes benefits with a defined increase in the withdrawal percentage under pre-defined non-market conditions.

Amounts shown as GMWB above include a ‘not-for-life’ component up to the point at which the guaranteed withdrawal benefit is exhausted, after which benefits paid are considered to be ‘for-life’ benefits. The liability related to this ‘not-for-life’ portion is valued as an embedded derivative, while the ‘for-life’ benefits are valued as an insurance liability (see below). For this table, the net amount at risk of the ‘not-for-life’ component is the undiscounted excess of the guaranteed withdrawal benefit over the account value, and that of the ‘for-life’ component is the estimated value of additional life contingent benefits paid after the guaranteed withdrawal benefit is exhausted.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Account balances of contracts with guarantees were invested in variable separate accounts as follows (in millions):

	December 31,
Fund type:	2020	2019
Equity	$132,213.0	$121,520.3
Bond	20,202.9	19,340.4
Balanced	39,626.1	30,308.3
Money market	1,861.6	956.2
Total	$193,903.6	$172,125.2

GMDB liabilities reflected in the general account were as follows (in millions):

	2020	2019
Balance at January 1	$1,282.9	$1,371.6
Incurred guaranteed benefits	270.2	24.7
Paid guaranteed benefits	(134.9)	(113.4)
Balance at December 31	$1,418.2	$1,282.9

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the liability balance through the consolidated income statement, within death, other policy benefits and change in policy reserves, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at both December 31, 2020 and 2019 (except where otherwise noted):
1)    Use of a series of stochastic investment performance scenarios, based on historical average market volatility.
2)    Mean investment performance assumption of 7.15% (2020) and 7.4% (2019) after investment management fees, but before external investment advisory fees and mortality and expense charges.
3)    Mortality equal to 38% to 100% of the IAM 2012 basic table improved using Scale G through 2019 (2019: 24% to 100% of the Annuity 2000 table).
4)    Lapse rates varying by contract type, duration and degree the benefit is in-the-money and ranging from 0.3% to 27.9% (before application of dynamic adjustments).
5)    Discount rates: 7.15% on 2020 and later issues.7.4% on 2013 through 2019 issues, 8.4% on 2012 and prior issues.

Most GMWB reserves are considered to be derivatives under current accounting guidance and are recognized at fair value, as previously defined, with the change in fair value reported in net income (as net losses on derivatives and investments). The fair value of these liabilities is determined using stochastic modeling and inputs as further described in Note 6. The fair valued GMWB had a reserve liability of $5,592.1 million and $2,790.5 million at December 31, 2020 and 2019, respectively, and was reported in reserves for future policy benefits and claims payable.

Jackson has also issued certain GMWB products that guarantee payments over a lifetime. Reserves for the portion of these benefits after the point where the guaranteed withdrawal balance is exhausted are calculated using assumptions and methodology similar to the GMDB liability. At December 31, 2020 and 2019, these GMWB reserves totaled $181.3 million and $161.3 million, respectively, and were reported in reserves for future policy benefits and claims payable.
GMAB benefits were offered on some variable annuity plans. However, the Company no longer offers these benefits. The GMAB had an asset value that was immaterial to the consolidated financial statements at both December 31, 2020 and 2019, respectively.

The direct GMIB liability is determined at each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

the accumulation period based on total expected assessments. The assumptions used for calculating the direct GMIB liability are consistent with those used for calculating the GMDB liability. At December 31, 2020 and 2019, GMIB reserves before reinsurance totaled $86.9 million and $86.6 million, respectively.

Other Liabilities – Insurance and Annuitization Benefits
The Company has established additional reserves for life insurance business for universal life plans with secondary guarantees, interest-sensitive life plans that exhibit “profits followed by loss” patterns and account balance adjustments to tabular guaranteed cash values on one interest-sensitive life plan.

Liabilities for these benefits have been established according to the methodologies described below:

	December 31, 2020			December 31, 2019
Benefit Type	Liability (in millions)	Net Amount at Risk (in millions)	Weighted Average Attained Age	Liability (in millions)	Net Amount at Risk (in millions)	Weighted Average Attained Age
Insurance benefits*	$939.6	$19,483.0	63.5 years	$904.1	$20,620.5	62.8 years
Account balance adjustments	133.6	N/A	N/A	127.8	N/A	N/A

* Amounts for the UL benefits are for the total of the plans containing any policies having projected non-zero excess benefits and thus, may include some policies with zero projected excess benefits.

The following assumptions and methodology were used to determine the UL insurance benefit liability at December 31, 2020 and 2019:

1)    Use of a series of deterministic premium persistency scenarios.
2)    Other experience assumptions similar to those used in amortization of deferred acquisition costs.
3)    Discount rates equal to credited interest rates, approximately 3.0% to 5.5% in both 2020 and 2019.

The Company also has a small closed block of two-tier annuities, where different crediting rates are used for annuitization and surrender benefit calculations. A liability is established to cover future annuitization benefits in excess of surrender values, and was immaterial to the consolidated financial statements at both December 31, 2020 and 2019. The Company also offers an optional lifetime income rider with certain of its fixed index annuities. The liability established for this rider before reinsurance was $18.1 million and $3.3 million at December 31, 2020 and 2019, respectively.

11.    Debt

The aggregate carrying value of borrowings was as follows (in millions):

	December 31,
	2020	2019
Surplus notes	$461.1	$497.4
FHLBI bank loans	72.3	77.3
Total	$533.4	$574.7

At December 31, 2020, the above borrowings were all due after five years.

Surplus notes
Under Michigan Insurance Law, for statutory reporting purposes, the surplus notes are not part of the legal liabilities of the Company and are considered surplus funds. Payments of interest or principal may only be made with the prior approval of the commissioner of insurance of the state of Michigan and only out of surplus earnings which the commissioner determines to be available for such payments under Michigan Insurance Law.

On March 15, 1997, Jackson issued 8.15% surplus notes in the principal amount of $250.0 million due March 15, 2027. These surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933, and are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims and may not be redeemed

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

at the option of the Company or any holder prior to maturity. Interest is payable semi-annually on March 15th and September 15th of each year. Interest expense on the notes was $20.5 million in 2020, and $20.4 million in both 2019 and 2018, respectively.

In conjunction with a reserve financing transaction, Squire Re II issued the Squire Surplus Note to an affiliate. The Squire Surplus Note matures December 30, 2031 and bears interest at 4.35%, payable quarterly. During 2020, 2019, and 2018 interest expense on the Squire Surplus Note was $9.8 million, $11.0 million, and $12.7 million, respectively.

Federal Home Loan Bank Loans
The Company received loans of $50.0 million from the FHLBI under its community investment program in both 2015 and 2014, which amortize on a straight line basis over the loan term. The weighted average interest rate on these loans was 0.48% in 2020 and 2.20% in 2019. The outstanding balance on these loans was $72.3 million and $77.3 million at December 31, 2020 and 2019, respectively. During 2020, 2019, and 2018, interest expense for these loans totaled $0.5 million, $1.8 million, and $1.6 million, respectively. At December 31, 2020, the loans were collateralized by mortgage-related securities and mortgage loans with a carrying value of $96.3 million.

12.    Federal Home Loan Bank Advances

The Company entered into a short-term advance program with the FHLBI in which interest rates were either fixed or variable based on the FHLBI cost of funds or market rates. Advances of $380.0 million and $300.1 million were outstanding at December 31, 2020 and 2019, respectively, and were recorded in other liabilities. The Company paid interest of $0.3 million, $2.1 million, and $2.6 million on such advances during 2020, 2019, and 2018, respectively.

13.    Income Taxes

On March 27, 2020, H.R. 748, the Coronavirus Aid, Relief, and Economic Security Act, “the CARES ACT”, was signed into legislation which includes tax provisions relevant to businesses that during 2020 will impact taxes related to 2018 and 2019. Some of the significant changes are reducing the interest expense disallowance for 2019 and 2020, allowing the five year carryback of net operating losses for 2018-2020, suspension of the 80.0% limitation of taxable income for net operating loss carryforwards for 2018-2020, and the acceleration of depreciation expense from 2018 and forward on qualified improvement property. In 2020, the Company recognized a tax benefit of $16.3 million as a result of the CARES ACT. In addition, the Taxpayer Certainty & Disaster Tax Relief Act was enacted on December 27, 2020. There was no impact to taxes from this legislation.

The components of the provision for federal income taxes were as follows (in millions):

	Years Ended December 31,
	2020	2019	2018
	(As Restated)
Current tax (benefit) expense	$(65.3)	$299.5	$113.9
Deferred tax (benefit) expense	(775.6)	(672.9)	134.5
Income tax (benefit) expense	$(840.9)	$(373.4)	$248.4

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The federal income tax provisions differ from the amounts determined by multiplying pre tax income attributable to Jackson by the statutory federal income tax rate of 21.0% were as follows (in millions):

	Years Ended December 31,
	2020	2019	2018
	(As Restated)
Income taxes at statutory rate	$(502.8)	$(176.0)	$477.8
State income taxes(1)	(56.4)	—	—
Dividends received deduction	(157.8)	(170.9)	(114.6)
U.S. federal tax reform impact(2)	(16.3)	—	(11.1)
Provision for uncertain tax benefit	—	—	4.8
Other tax credits	(60.7)	(39.8)	(33.4)
Prior year deferred tax benefit	(52.9)	—	—
Contribution of capitalized affiliate	—	—	(77.9)
Other	6.0	13.3	2.8
Income tax (benefit) expense	$(840.9)	$(373.4)	$248.4

Effective tax rate	35.1%	44.5%	10.9%
(1) For the year ended December 31, 2020, includes a benefit of $32.9 million relating to a true-up for prior periods.
(2) For the year ended December 31, 2020, the benefit is the result of the CARES act. For the year ended December 31, 2018, the benefit is the result of the change in tax rates under the Tax Cuts and Jobs Act.

For 2019 and 2018, the rate reconciling items for other tax credits and other items included a reclassification to conform with the current year presentation.

Federal income taxes (received) paid were $(3.8) million, $379.3 million, and $35.4 million in 2020, 2019, and 2018, respectively.

The tax effects of significant temporary differences that gave rise to deferred tax assets and liabilities were as follows (in millions, as restated):

	December 31,
	2020	2019
Gross deferred tax asset
Difference between financial reporting and the tax basis of:
Policy reserves and other insurance items	$3,257.7	$2,987.4
Derivative investments	1,120.6	863.2
Employee benefits	136.9	129.2
Other investment items	329.5	—
Net operating loss carryforward	28.9	48.1
Other	53.4	63.9
Total gross deferred tax asset	4,927.0	4,091.8

Gross deferred tax liability
Difference between financial reporting and the tax basis of:
Deferred acquisition costs and sales inducements	(2,810.6)	(2,484.1)
Other investment items	—	(295.0)
Net unrealized investment gains	(1,020.9)	(606.3)
Other	(59.6)	(46.5)
Total gross deferred tax liability	(3,891.1)	(3,431.9)

Net deferred tax asset	$1,035.9	$659.9

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The Company is required to evaluate the recoverability of its deferred tax assets and establish a valuation allowance, if necessary, to reduce its deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required when determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. When evaluating the need for a valuation allowance, the Company considers many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies the Company would employ to avoid a tax benefit from expiring unused.

Concluding that a valuation allowance is not required is difficult when there has been significant negative evidence, such as cumulative losses in recent years. The Company utilized a three year rolling calculation of actual income before taxes adjusted for permanent items to measure the cumulative losses in recent years. The total historical cumulative loss includes significant increases in the dividend received deduction (DRD) benefit for 2018 and 2019 due to the majority of funds in separate accounts converting regulated investment companies (RICs) to Partnerships. The conversion resulted in two years of DRD from RIC distributions being deducted in each of 2018 and 2019. Significant increases in the DRD from fund conversions are not expected to continue as there are a limited number of RIC funds that could still be converted. In 2020, the Company entered into a funds withheld coinsurance agreement with Athene that resulted in a significant one-time loss related to the net consideration of the reinsurance transaction during the year. Accordingly, in analyzing the three year rolling calculation of actual income before taxes adjusted for permanent differences, the Company concluded it was appropriate to exclude the increased DRD and Athene loss as well as a one-time loss for hedges related to managing to risk limits under the previous VA reserving regime in 2019, in assessing the sources of taxable income available to realize the benefit of deferred tax assets.

The Company evaluated each component of the deferred tax asset and assessed the effects of limitations and/or interpretations on the value of such components to be fully recognized in the future. The Company also evaluated the likelihood of sufficient taxable income in the future to offset the available deferred tax assets based on evidence considered to be objective and verifiable. Based on the analysis at December 31, 2020, the Company concluded that it is more likely than not, that the $1,035.9 million of net deferred tax assets will be realized through future projected taxable income.

In 2016, the Company reached an agreement with the IRS regarding the taxation of hedging activities. This agreement requires the current taxation of all unrealized gains and losses on hedge-related investments, but then defers two-thirds of the amount ratably over the following two years. Accordingly, there is an acceleration of taxes incurred currently and a related offset to the taxes being deferred.

At December 31, 2020, the Company had a federal tax ordinary loss carryforward of $137.0 million attributable to a previous acquisition, which begins to expire in 2026. Section 382 of the Internal Revenue Code imposes limitations on the utilization of net operating loss carryforwards. The Section 382 limitation is an annual limitation on the amount of pre-acquisition net operating losses that a corporation may use to offset post-acquisition income. Section 382 further limits certain unrealized built-in losses at the time of acquisition. The annual limitation is approximately $21.0 million. At December 31, 2020 and 2019, the Company had Foreign Tax Credit and Alternative Minimum Tax Credit (subject to 382 limitations) carryforwards of $6.2 million and $44.4 million, respectively.

The Company has considered both permanent and temporary positions in determining the unrecognized tax benefit rollforward. At December 31, 2020 and 2019, the Company held reserves related to the exclusion of short-term capital gains from the separate account dividends received deduction ("DRD") calculation and a change in the calculation of its tax basis reserves. The DRD was agreed to through the IRS Fast Track Settlement process in 2020 and the unrecognized benefit has been recorded to FIT payable included in other liabilities on the consolidated balance sheets.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The following table summarizes the changes in the Company’s unrecognized tax benefits (in millions):

	December 31,
	2020	2019

Unrecognized tax benefit, beginning of year	$33.0	$33.0
Additions for tax positions identified	—	—
Decrease for DRD short-term gain position	(30.7)	—
Unrecognized tax benefit, end of year	$2.3	$33.0

The table above has been restated from prior year to remove accrued interest.

The Company recognizes interest and penalties accrued, if any, related to unrecognized tax benefits as a component of income tax (benefit) expense. The Company did not recognize any interest and penalty expense in 2020 or 2019. In 2018, the Company recognized interest and penalty expense of $2.1 million. For both 2020 and 2019 the Company had total accrued interest of $4.9 million. The Company did not record any amounts for penalties related to unrecognized tax benefits during 2020, 2019, or 2018.

Based on information available as of December 31, 2020, the Company believes that, in the next 12 months, there are no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease.

The Company is generally no longer subject to U.S. federal, state, and local income tax examinations by tax authorities for years prior to 2012. The Brooke Life federal consolidated tax return is currently under examination by the Internal Revenue Service for the 2017 tax year. The Company does not anticipate any material changes from this audit.

14.    Segment Information

The Company has three reportable segments consisting of Retail Annuities, Institutional Products, Closed Life and Annuity Block, plus its Corporate and Other segment. These segments reflect the manner by which the Company’s chief operating decision maker views and manages the business. The following is a brief description of the Company’s reportable segments.

Retail Annuities
The Company’s Retail Annuities segment offers a variety of retirement income and savings products through its diverse suite of products, consisting primarily of variable annuities, fixed index annuities, and fixed annuities. These products are distributed through various wirehouses, insurance brokers and independent broker-dealers, as well as through banks and financial institutions, primarily to high net worth investors and the mass and affluent markets.

The Company’s variable annuities, represent an attractive option for retirees and soon-to-be retirees, providing access to equity market appreciation and add-on benefits, including guaranteed lifetime income. A fixed index annuity is designed for investors who desire principal protection with the opportunity to participate in capped upside investment returns linked to a reference market index. The Company also provides access to guaranteed lifetime income as an add-on benefit. A fixed annuity is a guaranteed product designed to build wealth without market exposure, through a crediting rate that is likely to be superior to interest rates offered from banks or money market funds.

The financial results of the variable annuity business within the Company’s Retail Annuities segment are largely dependent on the performance of the contract holder account value, which impacts both the level of fees collected and the benefits paid to the contract holder. The financial results of the Company’s fixed annuities, including the fixed portion of its variable annuity account values and fixed index annuities, are largely dependent on the Company’s ability to earn a spread between earned investment rates on general account assets and the interest credited to contract holders.

Institutional Products
The Company’s Institutional Products consists of traditional guaranteed investment contracts (“GICs”), funding agreements (including agreements issued in conjunction with the Company’s participation in the US Federal Home Loan Bank of Indianapolis program) and Medium Term Note funding agreements. The Company’s GIC products are

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

marketed to defined contribution pension and profit sharing retirement plans. Funding agreements are marketed to institutional investors, including corporate cash accounts and securities lending funds, as well as money market funds, and are issued to the FHLBI in connection with its program.

The financial results of the Company’s institutional products business are primarily dependent on the Company’s ability to earn target spreads on general account assets.

Closed Life and Annuity Blocks
Although the Company historically offered traditional life insurance products, it discontinued new sales of life insurance products in 2012. The Company’s Closed Life and Annuity Blocks segment includes life insurance products offered through that point, including various protection products, such as whole life, universal life, variable universal life and term life insurance products that provide financial safety for individuals and their families. This segment distributed these products primarily through independent insurance agents; independent broker-dealers; regional broker-dealers; wirehouses; registered investment advisers; and banks, credit unions and other financial institutions, primarily to the mass market. This segment also includes acquired closed blocks consisting primarily of life insurance.

The Company’s Closed Life and Annuity Blocks segment also includes group pay-out annuities, consisting of a closed block of defined benefit annuity plans assumed from John Hancock USA and John Hancock Life Insurance Company of New York through a reinsurance agreement. A single premium payment from an employer (contract holder) funds the pension benefits for its employees (participants). The contracts are tailored to meet the requirements of the specific pension plan being covered.

The profitability of the Company’s Closed Life and Annuity Blocks segment is largely driven by its historical ability to appropriately price its products and purchase appropriately priced blocks of business, as realized through underwriting, expense and net losses on derivatives and investments, and the ability to earn an assumed rate of return on the assets supporting that business.

Corporate and Other
The Company’s Corporate and Other segment primarily consists of the operations of its unallocated corporate income and expenses.

The Corporate and Other segment also includes certain eliminations and consolidation adjustments.

Segment Performance Measurement
Segment operating revenues and pretax adjusted operating earnings are non-GAAP financial measures that management believes are critical to the evaluation of the financial performance of the Company’s segments. The Company uses the same accounting policies and procedures to measure segment pretax adjusted operating earnings as used in its reporting of consolidated net income. Its primary measure is pretax adjusted operating earnings, which is defined as net income recorded in accordance with GAAP, excluding certain items that may be highly variable from period to period due to accounting treatment under GAAP, or that are non-recurring in nature, as well as certain other revenues and expenses which are not considered to drive underlying profitability. Operating revenues and pretax adjusted operating earnings should not be used as a substitute for net income as calculated in accordance with GAAP.

Pretax adjusted operating earnings equals net income adjusted to eliminate the impact of the following items:

•    Fees attributable to guarantee benefits: fees paid in conjunction with guaranteed benefit features offered for certain of the Company’s variable annuities and fixed index annuities are set at a level intended to mitigate the cost of hedging and funding the liabilities associated with such guaranteed benefit features. The full amount of the fees attributable to guarantee benefit features have been excluded from pretax adjusted operating earnings as the related net movements in freestanding derivatives and net reserve and embedded derivative movements, as described below, have been excluded from pretax adjusted operating earnings. This presentation of earnings is intended to directly align revenue and related expenses associated with the guaranteed benefit features;
•    Net movement in freestanding derivatives, except earned income (periodic settlements and changes in settlement accruals) on derivatives that are hedges of investments, but do not qualify for hedge accounting treatment: changes in the fair value of freestanding derivatives used to manage the risk associated with life and annuity reserves, including those arising from the guaranteed benefit features offered for certain variable annuities and fixed index annuities. Net movements in freestanding derivatives have been excluded from

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

pretax adjusted operating earnings because the market value of these derivatives may vary significantly from period to period as a result of near-term market conditions and therefore are not directly comparable or reflective of the underlying profitability of the business;
•    Net reserve and embedded derivative movements: changes in the valuation of certain life and annuity reserves, a portion of which are accounted for as embedded derivative instruments and which are primarily comprised of variable and fixed index annuity reserves, including those guaranteed benefit features offered for certain of the Company’s variable annuities. Net reserve and embedded derivative movements have been excluded from pretax adjusted operating earnings because the carrying values of these derivatives may vary significantly from period to period as the result of near-term market conditions and policyholder behavior-related inputs and therefore are not directly comparable or reflective of the underlying profitability of the business. Movements in reserves attributable to the current period claims and benefit payments in excess of a customer’s account value on these policies are also excluded from pretax adjusted operating earnings as these benefit payments are affected by near-term market conditions and policyholder behavior-related inputs and therefore may vary significantly from period to period;
•    Net Realized Investment Gains and Losses including change in fair value of funds withheld embedded derivative: Realized investment gains and losses associated with the periodic sales or disposals of securities, excluding those held within our trading portfolio, as well as impairments of securities, after adjustment for the non-credit component of the impairment charges and change in fair value of funds withheld embedded derivative related to the Athene Reinsurance Transaction;
•    DAC and DSI impact: amortization of deferred acquisition costs and deferred sales inducements associated with the items excluded from pretax adjusted operating earnings;
•    Assumption changes: the impact on the valuation of net derivative and reserve movements, including amortization on DAC, arising from changes in underlying actuarial assumptions;
•    Loss on Athene Reinsurance Transaction: Includes contractual ceding commission, cost of reinsurance write-off, and DAC and DSI write-off related to the Athene Reinsurance Transaction;
•    Net investment income on funds withheld assets; Includes net investment income on funds withheld assets related to the reinsurance transaction;
•    Income taxes.

As detailed above, the fees attributed to guaranteed benefits, the associated movements in optional guaranteed benefit liabilities, and related claims and benefit payments are excluded from pretax adjusted operating earnings, as the Company believes this approach appropriately removes the impact to both revenue and expenses associated with the guaranteed benefit features that are offered for certain variable annuities and fixed index annuities.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Set forth in the tables below is certain information with respect to the Company’s segments, as described above (in millions).

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

For the Year Ended December 31, 2020	Retail Annuities	Closed Life and Annuity Blocks	Institutional Products	Corporate and Other	Intersegment Eliminations	Total Consolidated

Operating Revenues
Fee income	$3,470.1	$512.5	$—	$—	$—	$3,982.6
Premium	—	142.4	—	—	—	142.4
Net investment income	922.3	758.1	354.8	(143.4)	97.3	1,989.1
Income on operating derivatives	48.0	58.3	—	21.2	—	127.5
Other income	29.9	25.7	1.6	7.3	—	64.5
Total Operating Revenues	4,470.3	1,497.0	356.4	(114.9)	97.3	6,306.1

Operating Benefits and Expenses
Death, other policy benefits and change in policy	54.4	866.5	—	—	—	920.9
Interest credited on other contract holder funds, net of deferrals	524.1	428.2	250.0	—	—	1,202.3
Interest expense	27.3	—	16.5	—	—	43.8
Operating costs and other expenses, net of deferrals	1,811.5	169.2	4.8	24.7	—	2,010.2
Deferred acquisition and sales inducements amortization	61.2	16.9	—	—	19.8	97.9
Total Operating Benefits and Expenses	2,478.5	1,480.8	271.3	24.7	19.8	4,275.1

Pretax Adjusted Operating Earnings	$1,991.8	$16.2	$85.1	$(139.6)	$77.5	$2,031.0

For the Year Ended December 31, 2019	Retail Annuities	Closed Life and Annuity Blocks	Institutional Products	Corporate and Other	Intersegment Eliminations	Total Consolidated

Operating Revenues
Fee income	$3,406.4	$528.3	$—	$—	$—	$3,934.7
Premium	—	550.6	—	—	—	550.6
Net investment income	1,491.5	801.2	449.7	(58.8)	5.2	2,688.8
Income on operating derivatives	38.6	26.5	—	7.5	—	72.6
Other income	0.5	59.1	—	9.9	—	69.5
Total Operating Revenues	4,937.0	1,965.7	449.7	(41.4)	5.2	7,316.2

Operating Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	26.7	1,390.1	—	—	—	1,416.8
Interest credited on other contract holder funds, net of deferrals	897.6	444.3	290.6	—	—	1,632.5
Interest expense	34.8	—	48.8	—	—	83.6
Operating costs and other expenses, net of deferrals	1,757.3	107.0	4.7	38.2	—	1,907.2
Deferred acquisition and sales inducements amortization	(62.5)	19.4	—	—	1.4	(41.7)
Total Operating Benefits and Expenses	2,653.9	1,960.8	344.1	38.2	1.4	4,998.4

Pretax Adjusted Operating Earnings	$2,283.1	$4.9	$105.6	$(79.6)	$3.8	$2,317.8

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

For the Year Ended December 31, 2018	Retail Annuities	Closed Life and Annuity Blocks	Institutional Products	Corporate and Other	Intersegment Eliminations	Total Consolidated
Operating Revenues
Fee income	$3,384.1	$545.4	$—	$—	$—	$3,929.5
Premium	—	5,137.1	—	—	—	5,137.1
Net investment income	1,489.2	657.8	381.3	(74.8)	21.6	2,475.1
Income on operating derivatives	67.4	49.0	—	9.8	—	126.2
Other income	0.3	55.4	—	5.0	—	60.7
Total Operating Revenues	4,941.0	6,444.7	381.3	(60.0)	21.6	11,728.6

Operating Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	(9.3)	6,301.8	—	—	—	6,292.5
Interest credited on other contract holder funds, net of deferrals	854.6	462.6	230.4	—	—	1,547.6
Interest expense	42.3	—	43.9	—	—	86.2
Operating costs and other expenses, net of deferrals	1,689.4	(407.9)	5.0	53.6	—	1,340.1
Deferred acquisition and sales inducements amortization	619.9	22.4	—	—	7.3	649.6
Total Operating Benefits and Expenses	3,196.9	6,378.9	279.3	53.6	7.3	9,916.0

Pretax Adjusted Operating Earnings	$1,744.1	$65.8	$102.0	$(113.6)	$14.3	$1,812.6

Included in the intersegment eliminations in the above tables, is the elimination of investment income between Retail Annuities and the Corporate and Other segments.

The following table summarizes the reconciling items from operating revenues to total revenues attributable to the Company (in millions, as restated):

	Years Ended December 31,
	2020	2019	2018
Total operating revenues	$6,306.1	$7,316.2	$11,728.6
Fees attributed to variable annuity benefit reserves	2,509.0	2,376.8	2,239.2
Net losses on derivatives and investments	(6,581.6)	(6,789.3)	(935.6)
Net investment income on funds withheld assets	791.8	329.8	310.5
Total revenues	$3,025.3	$3,233.5	$13,342.7
-

The following table summarizes the reconciling items from operating benefits and expenses to total benefits and expenses attributable to the Company (in millions):

	Years Ended December 31,
	2020	2019	2018
Total operating benefits and expenses	$4,275.1	$4,998.4	$9,916.0
Benefits attributed to variable annuity benefit reserves	150.1	131.7	102.5
Amortization of DAC and DSI related to non-operating revenues and expenses	(1,252.0)	(939.9)	501.6
SOP 03-1 reserve movements	163.6	(118.5)	547.2
Athene reinsurance transaction	2,081.6	—	—
Total benefits and expenses	$5,418.4	$4,071.7	$11,067.3

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The following table summarizes the reconciling items, net of deferred acquisition costs and deferred sales inducements, from pretax adjusted operating earnings to net income attributable to the Company (in millions, as restated):

	Years Ended December 31,
	2020	2019	2018
Pretax adjusted operating earnings	$2,031.0	$2,317.8	$1,812.6
Non-operating adjustments:
Fees attributable to guarantee benefit reserves	2,509.0	2,376.8	2,239.2
Net movement in freestanding derivatives	(4,660.6)	(6,595.2)	604.7
Net reserve and embedded derivative movements	(3,183.5)	60.3	(1,588.3)
Net realized investment gains (losses) including change in fair value of funds withheld embedded derivative	812.8	(145.6)	(292.4)
DAC and DSI impact	1,260.5	898.4	(612.4)
Assumption changes	127.5	(80.5)	(198.5)
Loss on Athene Reinsurance Transaction	(2,081.6)	—	—
Net investment income on funds withheld assets	791.8	329.8	310.5
Pretax (loss) income attributable to Jackson	(2,393.1)	(838.2)	2,275.4
Income tax (benefit) expense	(840.9)	(373.4)	248.4
Net (loss) income attributable to Jackson	$(1,552.2)	$(464.8)	$2,027.0

The following table summarizes total assets by segment (in millions):

	December 31,
	2020	2019
Retail Annuities	$304,102.9	$249,976.7
Closed Life and Annuity Blocks	34,120.6	30,645.4
Institutional Products	13,687.6	14,735.3
Corporate and Other	(449.3)	(474.3)
Total Assets	$351,461.8	$294,883.1

15.    Commitments, Contingencies, and Guarantees

The Company and its subsidiaries are involved in litigation arising in the ordinary course of business. It is the opinion of management that the ultimate disposition of such litigation will not have a material adverse effect on the Company's financial condition. Jackson has been named in civil litigation proceedings, which appear to be substantially similar to other class action litigation brought against many life insurers including allegations of misconduct in the sale of insurance products. The Company accrues for legal contingencies once the contingency is deemed to be probable and reasonably estimable. At December 31, 2020 and 2019, Jackson recorded accruals totaling $13.1 million and $30.7 million, respectively.

State guaranty funds provide payments for policyholders of insolvent life insurance companies. These guaranty funds are financed by assessing solvent insurance companies based on location, volume and types of business. The Company estimated its reserve for future state guaranty fund assessments based on data received from the National Organization of Life and Health Insurance Guaranty Associations. Based on data received, the Company’s reserve for future state guaranty fund assessments was $2.3 million and $2.6 million at the end of 2020 and 2019, respectively. At December 31, 2020 and 2019, related premium tax offsets were $0.5 million and $0.8 million, respectively. While Jackson cannot predict the amount and timing of any future assessments, the Company believes the reserve is adequate for all anticipated payments for known insolvencies.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

As restated, at December 31, 2020, the Company had unfunded commitments related to its investments in limited partnerships and limited liability companies totaling $1,327.5 million. At December 31, 2020, unfunded commitments related to fixed-rate commercial mortgage loans and other debt securities totaled $828.0 million.

The Company has two separate service agreements with third party administrators to provide policyholder administrative services. These agreements, subject to certain termination provisions, have ten and twelve-year terms and expire in 2021 and 2030.

16.    Leases

The Company leases office space and equipment under several operating leases that expire at various dates through 2051. The Company determines if a contract is a lease at inception or modification. Lease terms may include options to extend or terminate the lease and are included in the lease measurement when it is reasonably certain that the Company will exercise that option. Right-of-use (“ROU”) assets represent the right to use an underlying asset for the lease term and corresponding lease liabilities represent the obligation to make lease payments arising from the lease. ROU assets and liabilities are determined using the Company’s incremental borrowings rate based upon information available at lease commencement. Certain lease incentives such as free rent periods are recorded as a reduction of the ROU asset. Lease costs for operating leases are recognized on a straight-line basis over the life of the lease.

The Company has lease agreements with both lease and non-lease components. The Company elected the practical expedient to combine lease and non-lease components for certain real estate leases.

Variable lease expenses may include changes in index-linked lease payments and certain variable operating expenses associated with real estate leases. These payments are recognized in operating expenses in the period incurred.

The Company recorded operating lease net ROU assets of $18.6 million and $25.6 million and associated lease liabilities of $29.5 million and $38.6 million as of December 31, 2020 and 2019, respectively, classified within other assets and other liabilities, respectively. Net lease expense was $21.5 million, $32.2 million, and $40.0 million in 2020, 2019, and 2018, respectively, including expenses associated with software leases.

In 2018, the Company announced the closing of its Denver office as part of a strategic reorganization of the distribution platform. The Company determined that the lease obligation for this building exceeded the economic benefit for the remainder of the contract, resulting in an expense accrual of $8.6 million in 2018. Upon adoption of ASU 2016-02 in 2019, this expense accrual was recorded as an impairment of the associated ROU asset.

The following table summarizes the components of operating lease costs and other information related to operating leases recorded within operating costs and other expenses, net of deferrals, (in millions):

	Year Ended December 31,
	2020	2019
Lease Cost:
Operating leases (1)	$10.6	$12.9
Variable lease costs	2.0	2.2
Sublease income	(4.6)	(3.2)
Net Lease Cost	$8.0	$11.9

Other Information:
Cash paid for amounts included in the measurement of operating lease liability	$10.2	$12.2
ROU assets obtained in exchange for new lease liabilities	$0.3	$0.1
Weighted average lease term	6 years	6 years
Weighted average discount rate	3.6%	3.6%

(1) Operating lease costs exclude software leases, as intangible assets are excluded from the scope of Accounting Standard Codification 842, Leases.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

At December 31, 2020, the maturities of operating lease liabilities were as follows (in millions)

2021	$7.4
2022	6.2
2023	6.0
2024	4.7
2025	3.1
Thereafter	5.6
Total	$33.0

Less: interest	3.5
Present value of lease liabilities	$29.5

17.    Share-Based Compensation

Certain employees participate in various share award plans relating to Prudential shares and/or American Depositary Receipts (“ADRs”) that are tradable on the New York Stock Exchange and are described below.

At certain times, the Company may grant one-off type retention awards to certain key senior executives within Jackson. These awards are subject to the prior approval of the Jackson Remuneration Committee and are nil cost awards with a contingent right to receive Prudential ADRs. The awards are contingent upon continued employment of the recipient through the award vesting date. There are no performance measurements with these awards.
The Company reflects the above plan as an equity classified plan and, therefore, reflects the net reserve related to the compensation expense and the value of the shares distributed under this plan within the consolidated statements of equity. At December 31, 2020 and 2019, the Company had $7.7 million and $0.5 million, respectively, reserved for future payments under this plan.

The Company either acquires shares/ADRs or reimburses Prudential for the costs of any shares/ADRs that were distributed to participants in the above plan, or may be distributed in the future. The shares/ADRs acquired for all the share-award plans are held at cost in a trust account for future distributions. The Company reflects the costs of shares/ADRs held within the consolidated balance sheet as shares held in trust. At both December 31, 2020 and 2019, the Company had $4.3 million of shares/ADRs held at cost in the trust, respectively.

The PLTIP is a Prudential incentive plan in which the Company may grant share awards to eligible employees in the form of a contingent right to receive Prudential ADRs, or a conditional allocation of Prudential ADRs, subject to the prior approval of the Jackson Remuneration Committee. These share awards vest based on the achievement of planned International Financial Reporting Standards (“IFRS”) pretax operating income for the U.S. business, have vesting periods of three years and are at nil cost to the employee. Share awards vest between 0% (less than 90% of plan) and 100% (more than 110% of plan) of the grant amounts dependent on IFRS pretax operating income attained over the performance period. Award holders do not have any right to dividends or voting rights attached to the ADRs granted during the performance period. Upon vesting, a number of ADRs equivalent to the value of dividends that otherwise would have been received over the performance period are added to vested awards.

The Company reflects the above plan as a liability classified plan and, therefore, reflects the accrued compensation expense and the value of the shares distributed within other liabilities. At December 31, 2020 and 2019, the Company had $88.9 million and $85.8 million, respectively, accrued for future payments under this plan.

The Company recognizes share-based compensation expense associated with the above equity classified plans based on the grant-date fair value of the awards, and liability classified plans based on the change in fair value of the awards ratably over the requisite service period of each individual grant, which generally equals the vesting period. The Company estimates forfeitures when calculating share-based compensation expense.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

Total expense related to these share-based performance related compensation plans was as follows (in millions):

	Years Ended December 31,
	2020	2019	2018
Prudential LTIP	$36.8	$53.6	$26.6
Retention Share Plan	7.6	1.2	(0.3)
Total compensation expense related to incentive plans	$44.4	$54.8	$26.3

Income tax benefit	$9.3	$11.5	$5.5

The total unrecognized compensation expense related to all share-based plans at December 31, 2020 was $126.0 million with a weighted average remaining period of 1.60 years.

During both 2020 and 2019, certain one-off type retention awards were issued.

The weighted average share/ADR fair values of share-based awards granted by the PLTIP during 2020, 2019, and 2018 were $25.90, $39.75, and $49.44, respectively.

The weighted average fair value for the Company’s performance awards represents the average Prudential ADR price for the thirty days following Prudential’s unaudited annual earnings release date. The fair value amounts relating to the equity settled plans were determined using either the Black-Scholes or Monte Carlo option-pricing models. These models are used to calculate fair values for options and awards at the grant date based on the quoted market price of the stock at the measurement date, the dividend yield, expected volatility, risk-free interest rates and expected term.

Outstanding non-vested Prudential ADRs granted were as follows:

	Prudential LTIP plan
	ADR's	Weighted Average Grant Date Fair Value
At December 31, 2018	3,801,703	$42.68

Granted	1,995,888	39.75
Exercised	1,217,914	37.27
Lapsed/Forfeited	546,477	44.18
At December 31, 2019	4,033,200	$42.66

Granted	2,212,956	25.90
Exercised	1,307,392	42.12
Lapsed/Forfeited	210,291	40.65
At December 31, 2020	4,728,473	$35.32

At December 31, 2020 and 2019, there were 785,205 and 33,435, respectively, non-vested Prudential ADR grants related to the one-off retention award plan, with a weighted average grant date price of $26.39 and $35.89.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

18.    Statutory Accounting Capital and Surplus

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred and establishing future policy benefit liabilities using different actuarial assumptions, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis.

Under Michigan Insurance Law, Jackson must provide notification to the Michigan commissioner of insurance prior to payment of any dividend. Ordinary dividends on capital stock may only be distributed out of earned surplus, excluding any unrealized capital gains and the effect of permitted practices (referred to as adjusted earned surplus). At December 31, 2020, the Company had no adjusted earned surplus available for dividends. Ordinary dividends are also limited to the greater of 10% of statutory surplus as of the preceding year-end, excluding any increase arising from the application of permitted practices, or the statutory net income, excluding any net realized investment gains, for the twelve month period ended on the preceding December 31. The commissioner may approve payment of dividends in excess of these amounts, which would be deemed an extraordinary dividend. The maximum amount that would qualify as an ordinary dividend, which would consequently be free from restriction and available for payment of dividends to Brooke Life in 2021, is estimated to be $456.3 million, subject to the availability of adjusted earned surplus as of the dividend date.

Dividends from the Company to its parent were nil, $525.0 million, and $451.9 million in 2020, 2019, and 2018, respectively. Jackson’s 2018 dividends include $1.9 million related to Jackson’s forgiveness of Brooke Life’s intercompany tax liability.

At both December 31, 2020 and 2019 Jackson’s statutory capital and surplus of the Company, as reported in its Annual Statement, was $4.8 billion, which included an adjustment of $83.3 million, as further described below. Statutory net (loss) income of the Company, as reported in its Annual Statement, was $(1,933.5) million, $(1,057.6) million, and $1,896.3 million in 2020, 2019, and 2018, respectively.

At December 31, 2019, Jackson early adopted the provisions of the National Association of Insurance Commissioners Valuation Manual Minimum Standards No. VM-21: Requirements for Principle-Based Reserves for Variable Annuities (“VM-21”). During 2020, Jackson determined that a simplifying modelling assumption was not consistent with its intent in the adoption of VM-21. The adjustment resulting from this correction and related modelling changes would have reduced after-tax unassigned funds (surplus) by $83.3 million as of December 31, 2019. The Company determined this adjustment to be a correction of an error that was not material to the current year or the 2019 annual financial statements and, therefore, included the adjustment related to the prior year, in the current year change in surplus.

Effective December 31, 2020, the Company received approval from the Department of Insurance and Financial Services regarding the use of a permitted practice which allows early adoption of an exemption for ordinary life insurance certificates issued during 2020 that would be subject to VM-20 of the NAIC Valuation Manual. The exemption for companies meeting the conditions of APF 2020-09 will be part of the 2022 Valuation Manual. The permitted practice does not result in differences in net income or capital and surplus between NAIC SAP and practices prescribed or permitted by the state of Michigan, as reserves are established utilizing the same methodology as prior years. However, the additional PBR requirements are eliminated.

Jackson had been granted a permitted practice that allowed Jackson to carry interest rate swaps at book value, as if the requirements for statutory hedge accounting were in place, instead of at fair value as would have been otherwise required. Jackson was required to demonstrate the effectiveness of its interest rate swap program pursuant to the Michigan Insurance Code. The permitted practice was annually renewed and was in place until September 30, 2019, at which time, with the approval of the Department of Insurance and Financial Services, it was terminated.
Under Michigan Insurance Law, VOBA is reported as an admitted asset if certain criteria are met. Pursuant to Michigan Insurance Law, the Company reported $81.9 million and $131.0 million of statutory basis VOBA at December 31, 2020 and 2019, respectively, which is fully admissible.

The NAIC has developed certain risk-based capital (“RBC”) requirements for life insurance companies. Under those requirements, compliance is determined by a ratio of a company’s total adjusted capital (“TAC”), calculated in a manner prescribed by the NAIC to its authorized control level RBC, calculated in a

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

manner prescribed by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice the authorized control level RBC (“Company action level RBC”). At December 31, 2020, the Company’s TAC remained well in excess of the Company action level RBC.

In addition, on the basis of statutory financial statements that insurers file with the state insurance regulators, the NAIC annually calculates twelve financial ratios to assist state regulators in monitoring the financial condition of insurance companies. A usual range of results for each ratio is used as a benchmark and departure from the usual range on four or more of the ratios can lead to inquiries from individual state insurance departments. In 2020 and 2019, there were no significant exceptions with any ratios.

19.    Other Related Party Transactions

The Company's investment portfolio is managed by PPM America, Inc. (“PPMA”), a registered investment advisor. PPMA is ultimately a wholly owned subsidiary of Prudential. The Company paid $65.4 million, $76.8 million, and $68.9 million to PPMA for investment advisory services during 2020, 2019, and 2018, respectively.

NPH, Jackson’s former affiliated broker-dealer network, distributed products issued by Jackson and received commissions and fees from Jackson. Commissions and fees paid by Jackson to NPH during 2018 totaled $5.6 million. In December 2018, the broker dealers were consolidated into NPH, which was then contributed to Jackson via Brooke Life, and converted to NPH LLC.

Jackson has entered into shared services administrative agreements with both NPH and PPMA. Under the shared services administrative agreements, Jackson charged $8.7 million, $7.8 million, and $8.3 million of certain management and corporate services costs to these affiliates in 2020, 2019, and 2018, respectively.

Jackson provides a $100.0 million revolving credit facility to Jackson Financial Inc., an upstream holding company. The loan is unsecured, matures in December 2021, accrues interest at LIBOR plus 2%, and has a commitment fee of 0.10% per annum. There was no outstanding balance at both December 31, 2020 and 2019. The highest outstanding loan balance during both 2020 and 2019 was nil. During 2020, 2019, and 2018, interest and commitment fees totaled $0.1 million, respectively.

Jackson provides a $40.0 million revolving credit facility to PPMA. The loan is unsecured, matures in September 2023, accrues interest at LIBOR plus 2% per annum and has a commitment fee of 0.10% per annum. There was no outstanding balance at both December 31, 2020 and 2019. The highest outstanding loan balance during both 2020 and 2019 was nil.

Interest and commitment fees totaled $54 thousand, $40 thousand, and $111 thousand during 2020, 2019 and 2018, respectively.

Jackson provides a $20.0 million revolving credit facility to Jackson Holdings, LLC, an upstream holding company. The loan is unsecured, matures in June 2024, accrues interest at LIBOR plus 2% per annum and has a commitment fee of 0.25% per annum. The outstanding balance at both December 31, 2020 and 2019, was nil. The highest outstanding loan balance during both 2020 and 2019 was nil. During 2020, 2019, and 2018, interest and commitment fees totaled $0.1 million, respectively.

Jackson, through its PGDS subsidiary, provides information security and technology services to certain Prudential affiliates. Jackson recognized $4.7 million, $3.4 million, and $2.8 million of revenue associated with these services during 2020, 2019, and 2018, respectively. This revenue is included in other income in the accompanying consolidated income statements and is substantially equal to the costs incurred by PGDS to provide the services, which are reported in operating costs and other expenses, net of deferrals, in the consolidated income statements.

As a result of the previously mentioned investment management agreement between Jackson and Apollo, an affiliate of Athene, the Company pays Apollo management fees, which are calculated and paid monthly in arrears. The Company incurred $59.8 million associated with these services during 2020.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

20.    Benefit Plans

The Company has a defined contribution retirement plan covering substantially all employees and certain affiliates. Effective January 1, 2020, employees are immediately eligible to participate in the Company’s matching contribution. To be eligible to participate in the Company’s profit sharing contribution an employee must have attained the age of 21, completed at least 1,000 hours of service in a 12-month period and passed their 12-month employment anniversary. In addition, the employee must be employed on the applicable January 1 or July 1 entry date. The Company's annual profit sharing contributions, as declared by the board of directors, are based on a percentage of eligible compensation paid to participating employees during the year. In addition, the Company matches a participant’s elective contribution, up to 6 percent of eligible compensation, to the plan during the year. The Company’s expense related to this plan was $29.5 million, $27.8 million, and $31.3 million in 2020, 2019, and 2018, respectively.

The Company maintains non-qualified voluntary deferred compensation plans for certain agents and employees of Jackson and certain affiliates. At December 31, 2020 and 2019, the liability for such plans totaled $594.8 million and $592.5 million, respectively, and is reported in other liabilities. The Company’s expense (income) related to these plans, including a match of elective deferrals for the agents’ deferred compensation plan and the change in value of participant elected deferrals, was $55.7 million, $69.9 million, and $(1.3) million in 2020, 2019, and 2018, respectively.

21.    Operating Costs and Other Expenses

The following table is a summary of the Company’s operating costs and other expenses (in millions):

	Years Ended December 31,
	2020	2019	2018
Commission expenses	$1,927.0	$1,935.1	$1,804.2
John Hancock ceding commission and expense reimbursement write-off	—	(65.2)	(555.0)
Athene ceding commission write-off	(1,202.5)	—	—
General and administrative expenses	820.0	834.0	838.1
Deferral of acquisition costs	(736.8)	(796.9)	(747.1)
Total operating costs and other expenses	$807.7	$1,907.0	$1,340.2

22.    Accumulated Other Comprehensive Income

The following table represents changes in the balance of AOCI, net of income tax, related to unrealized investment gains (losses) (in millions, as restated):

	December 31,
	2020	2019	2018
Balance, beginning of year	$2,539.3	$(71.9)	$1,071.4
OCI before reclassifications	2,120.8	2,546.4	(1,194.2)
Amounts reclassified from AOCI	(700.1)	64.8	(89.2)
Cumulative effect of changes in accounting principles	—	—	140.1
Balance, end of year (1)	$3,960.0	$2,539.3	$(71.9)

(1) Includes $1,212.8 million related to the investments held within the funds withheld account related to the Athene Reinsurance Transaction as of December 31, 2020.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

The following table represents amounts reclassified out of AOCI (in millions):

AOCI Components	Amounts Reclassified from AOCI			Affected Line Item in the Consolidated Income Statement
	December 31,
	2020	2019	2018
Net unrealized investment (loss) gain:
Net realized (loss) gain on investments	$(895.2)	$83.0	$(111.0)	Net losses on derivatives and investments
Other impaired securities	9.1	(1.0)	(1.9)	Net losses on derivatives and investments
Net unrealized (loss) gain before income taxes	(886.1)	82.0	(112.9)
Income tax benefit (expense)	186.0	(17.2)	23.7
Reclassifications, net of income taxes	$(700.1)	$64.8	$(89.2)

Schedule I
Jackson National Life Insurance Company and Subsidiaries
Summary of Investments - Other Than Investments in Related Parties
(In millions, as restated)

	As of December 31, 2020
Type of Investment	Cost or Amortized Cost	Fair Value	Amount at Which Shown on Balance Sheet
Debt securities:
Bonds:
U.S. government securities	$5,072.6	$5,119.5	$5,119.5
Other government securities	1,496.6	1,696.6	1,696.6
Public utilities	6,225.2	7,249.3	7,249.3
Corporate securities	31,846.0	35,088.3	35,088.3
Residential mortgage-backed	893.2	966.0	966.0
Commercial mortgage-backed	3,069.2	3,313.4	3,313.4
Other asset-backed securities	5,617.0	5,699.0	5,699.0
Total debt securities	54,219.8	59,132.1	59,132.1

Equity securities	174.6	174.6	174.6
Commercial mortgage loans	10,727.5	N/A	10,727.5
Policy loans	4,522.8	N/A	4,522.8
Freestanding derivative instruments	2,219.8	N/A	2,219.8
Other invested assets	1,950.9	N/A	1,958.3
Total investments	$73,815.4		$78,735.1

See the accompanying Report of Independent Registered Public Accounting Firm

Schedule III
Jackson National Life Insurance Company and Subsidiaries
Supplemental Insurance Information
(In millions, as restated)

	Deferred Acquisition Costs	Reserves for Future Policy Benefits and Claims Payable	Other Contract Holder Funds
December 31, 2020
Retail Annuities	$13,738.9	$7,955.7	$39,839.3
Closed Life and Annuity Blocks	133.8	13,516.4	13,316.3
Institutional Products	—	—	11,137.8
Corporate and Other	23.8	—	—
Total	$13,896.5	$21,472.1	$64,293.4

December 31, 2019
Retail Annuities	$12,233.8	$4,871.9	$37,926.0
Closed Life and Annuity Blocks	149.2	14,319.6	13,835.3
Institutional Products	—	—	12,287.1
Corporate and Other	(48.6)	—	—
Total	$12,334.4	$19,191.5	$64,048.4

December 31, 2018
Retail Annuities	$11,011.7	$5,173.5	$35,371.0
Closed Life and Annuity Blocks	177.2	14,424.2	14,178.2
Institutional Products	—	—	10,900.1
Corporate and Other	(122.2)	—	—
Total	$11,066.7	$19,597.7	$60,449.3

	Premium	Net Investment Income	Interest Credited on Other Contract Holder Funds	Deferred Acquisition and Sales Inducements Amortization	Operating Costs and Other Expenses
December 31, 2020
Retail Annuities	$—	$922.3	$524.1	$61.2	$1,811.5
Closed Life and Annuity Blocks	142.4	758.1	428.2	16.9	169.2
Institutional Products	—	354.8	250.0	—	4.8
Corporate and Other	—	(143.4)	—	—	24.7
Intersegment eliminations	—	97.3	—	19.8	—
Total	$142.4	$1,989.1	$1,202.3	$97.9	$2,010.2

December 31, 2019
Retail Annuities	$—	$1,491.5	$897.6	$(62.5)	$1,757.3
Closed Life and Annuity Blocks	550.6	801.2	444.3	19.4	107.0
Institutional Products	—	449.7	290.6	—	4.7
Corporate and Other	—	(58.8)	—	—	38.2
Intersegment eliminations	—	5.2	—	1.4	—
Total	$550.6	$2,688.8	$1,632.5	$(41.7)	$1,907.2

December 31, 2018
Retail Annuities	$—	$1,489.2	$854.6	$619.9	$1,689.4
Closed Life and Annuity Blocks	5,137.1	657.8	462.6	22.4	(407.9)
Institutional Products	—	381.3	230.4	—	5.0
Corporate and Other	—	(74.8)	—	—	53.6
Intersegment eliminations	—	21.6	—	7.3	—
Total	$5,137.1	$2,475.1	$1,547.6	$649.6	$1,340.1
See the accompanying Report of Independent Registered Public Accounting Firm

Schedule IV
Jackson National Life Insurance Company and Subsidiaries
Reinsurance
For the Years Ended December 31, 2020, 2019, and 2018
(In millions)

	Gross Amount	Ceded	Assumed	Net Amount	% Amount Assumed to Net
2020
Life insurance in-force	$118,328.1	$81,857.9	$17,034.1	$53,504.3	31.8%

Insurance premium
Life insurance	$272.7	$172.4	$42.1	$142.4	29.6%
Group payout annuity				—
Accident and health	35.9	40.8	4.9	—
Annuity guaranteed benefits	—	12.7	—	(12.7)
Total insurance premium	$308.6	$225.9	$47.0	$129.7	36.2%

2019
Life insurance in-force	$142,233.0	$99,495.3	$18,206.2	$60,943.9	29.9%

Insurance premium
Life insurance	517.7	417.5	44.3	144.5	30.7%
Group payout annuity	—	—	406.1	406.1
Accident and health	40.1	46.0	5.9	—
Annuity guaranteed benefits	—	13.5	—	(13.5)
Total insurance premium	$557.8	$477.0	$456.3	$537.1	85.0%

2018
Life insurance in-force	$165,032.8	$114,846.9	$19,213.8	$69,399.7	27.7%

Insurance premium
Life insurance	459.0	346.7	41.6	153.9	27.0%
Group payout annuity	—	—	4,983.2	4,983.2
Accident and health	43.9	50.8	6.9	—
Annuity guaranteed benefits	—	14.3	—	(14.3)
Total insurance premium	$502.9	$411.8	$5,031.7	$5,122.8	98.2%
See the accompanying Report of Independent Registered Public Accounting Firm

Schedule V
Jackson National Life Insurance Company and Subsidiaries
Valuation and Qualifying Accounts
For the Years Ended December 31, 2020 and 2019
(In millions)

	Balance at Beginning of Period	Charged to Costs and Expenses		Deductions		Balance at End of Period
2020 (As Restated)
Allowance for credit losses on debt securities	$—	$13.6		$—		$13.6
Allowances for credit losses on commercial mortgage and other loans	8.9	170.3	(1)	—	(2)	179.2
Allowance for credit losses on reinsurance recoverable	—	12.6	(3)	—		12.6
Valuation allowance on deferred tax asset	—	—		—		—
	$8.9	$196.5		$—		$205.4
2019
Allowances for losses on commercial mortgage and other loans	$5.4	$3.5	(4)	$—	(2)	$8.9
Valuation allowance on deferred tax asset	—	—		—		—
	$5.4	$3.5		$—		$8.9

(1) Includes cumulative effect adjustment related to the adoption of ASU 2016-13 of $62.0 million.
(2) Represents release of allowance for write-offs.
(3) Includes cumulative effect adjustment related to the adoption of ASU 2016-13 of $9.5 million.
(4) Represents additions to allowance for losses.
See the accompanying Report of Independent Registered Public Accounting Firm